As filed with the Securities and Exchange Commission on September 29, 2003.


                                                     Registration Nos. 33-29180
                                                                       811-5823

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 23

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 25

                        DOMINI SOCIAL INVESTMENT TRUST
              (Exact Name of Registrant as Specified in Charter)

               536 Broadway, 7th Floor, New York, New York 10012
                   (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 212-217-1100

                                 Amy L. Domini
                         Domini Social Investments LLC
                            536 Broadway, 7th Floor
                           New York, New York 10012
                    (Name and Address of Agent for Service)

                                   Copy To:
                             Roger P. Joseph, Esq.
                             Bingham McCutchen LLP
                              150 Federal Street
                          Boston, Massachusetts 02110



It is proposed that this filing will become effective on November 28, 2003 pursuant to paragraph (a)(1) of Rule 485.

Domini Social Index Portfolio has also executed this registration statement.

                                   PROSPECTUS
                               NOVEMBER 28, 2003



                          DOMINI SOCIAL EQUITY FUND(R)

                           DOMINI SOCIAL BOND FUND(R)

                       Investor shares and Class R shares



                          DOMINI SOCIAL INVESTMENTS(R)
                         THE WAY YOU INVEST MATTERS(R)

As with all mutual funds, the Securities and Exchange Commission has not judged whether these funds are good investments or whether the information in this prospectus is truthful and complete. Anyone who indicates otherwise is committing a crime.



TABLE OF CONTENTS

OVERVIEW....................................................................................................
THE FUNDS AT A GLANCE
    Domini Social Equity Fund
        Investment Objective................................................................................
        Primary Investment Strategies.......................................................................
        Primary Risks.......................................................................................
        Past Performance....................................................................................
        Fund Fees and Expenses..............................................................................
    Domini Social Bond Fund
        Investment Objective................................................................................
        Primary Investment Strategies.......................................................................
        Primary Risks.......................................................................................
        Past Performance....................................................................................
        Fund Fees and Expenses..............................................................................
MORE ABOUT THE FUNDS
    Socially Responsible Investing..........................................................................
    Domini Social Equity Fund
        About Index Investing...............................................................................
           Answers to basic questions about how index funds work,
           how index funds differ from actively managed funds,
           and an overview of the advantages they offer.
        What Is the Domini 400 Social IndexSM?..............................................................
           Information about the nation's first socially and environmentally screened index and how it was created and is maintained.
    Domini Social Bond Fund
        About Bond Fund Investing...........................................................................
           More information on the Domini Social Bond Fund's investments and investment techniques.
ADDITIONAL INVESTMENT STRATEGIES & RISK INFORMATION.........................................................
WHO MANAGES THE FUNDS?......................................................................................
THE FUNDS' DISTRIBUTION PLAN................................................................................
SHAREHOLDER MANUAL..........................................................................................A-1
           Information about buying, selling, and exchanging shares of the
           Funds, how Fund shares are valued, Fund distributions, and the tax consequences of an investment in a Fund.
FINANCIAL HIGHLIGHTS........................................................................................B-1

OVERVIEW

The Funds offered in this prospectus provide ways to pursue your investment goals while being consistent with principles of social and environmental responsibility. Each Fund's investments are subject to multiple social and environmental criteria designed to meet the needs of most socially responsible investors.

THE DOMINI FUNDS

The DOMINI SOCIAL EQUITY FUND seeks long-term total return by investing in the stocks of companies that are included in the Domini 400 Social Index.SM You may want to invest in the Domini Social Equity Fund if you are seeking long-term growth and an efficient way to invest in a broad cross-section of the U.S. stock market and can accept the risks of investing in the stock market.

The DOMINI SOCIAL BOND FUND seeks a high level of current income and total return by investing in bonds and other debt instruments. You may want to invest in the Domini Social Bond Fund if you are seeking current income and long-term appreciation from a diversified portfolio of U.S. bonds and other debt instruments and can accept the risks that are associated with investments in these markets.

Each Fund should be considered a long-term investment and is not appropriate for short-term goals. Each Fund can be used in both regular and tax-deferred accounts, such as IRAs.

SOCIALLY RESPONSIBLE INVESTING

The Domini Funds seek to invest in companies and other issuers that meet the following criteria:

CORPORATIONS

o The Funds seek to avoid securities and obligations of corporations that manufacture tobacco products or alcoholic beverages, derive revenues from gambling enterprises, or have a direct ownership share in, or operate, nuclear power plants. The Funds also seek to avoid investment in firearms manufacturers and major military contractors.

o The Funds seek to hold the securities and obligations of good corporate citizens demonstrated by positive relations with their communities and their employees, their environmental record, their diversity record, and the quality and safety of their products and services.

OTHER ISSUERS

The Domini Social Bond Fund holds debt instruments issued by a number of noncorporate entities, such as states, municipalities, and governmental agencies. When evaluating these investments, the Fund's management seeks to identify debt instruments that serve a positive social purpose, generally in the areas of affordable housing, small business development, job creation, education, and community revitalization.

The Funds reserve the right to alter these criteria, or to add new criteria at any time without shareholder approval.

SHAREHOLDER ADVOCACY AND COMMUNITY DEVELOPMENT

The Domini Social Equity Fund seeks to positively influence corporate behavior through conscientious proxy voting, dialogue with corporate management teams, and by filing shareholder resolutions. The Domini Social Bond Fund devotes a portion of its portfolio to community development investments.

Please see pages [___] for more information regarding the Funds' social and environmental policies.

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

  This prospectus explains the objective, risks, and strategies of each of the Domini Funds. Reading the prospectus will help you to decide whether these Funds are the right investment for you. Mutual funds:

     o    Are not FDIC-insured

     o    Have no bank guarantees

     o    May lose value

  Because you could lose money by investing in these Funds, we suggest that you read this prospectus carefully, and keep it for future reference.

--------------------------------------------------------------------------------

THE FUNDS AT A GLANCE

DOMINI SOCIAL EQUITY FUND

INVESTMENT OBJECTIVE

The Domini Social Equity Fund seeks to provide its shareholders with long-term total return that matches the performance of the Domini 400 Social Index,SM an index made up of the stocks of 400 companies selected using social and environmental criteria. The Index is composed primarily of large-cap U.S. companies.

PRIMARY INVESTMENT STRATEGIES

The Domini Social Equity Fund is an index fund that seeks to match the composition of the Domini 400 Social Index as closely as possible. The Fund typically invests all or substantially all of its assets in stocks of the companies included in the Domini 400 Social Index. Accordingly, the Fund has a policy to invest, under normal circumstances, at least 80% of its assets in equity securities and related investments with similar economic characteristics. The Fund will give you 60 days' notice if it changes its policy with respect to equity securities and related investments with similar economic characteristics.

The Fund holds all 400 stocks included in the Domini 400 Social Index in approximately the same proportion as they are found in the Index. This is known as a full replication strategy.

Although you cannot invest directly in an index, an index mutual fund provides you with the opportunity to invest in a portfolio that tracks an index.

The Fund follows these strategies by investing in the Domini Social Index Portfolio, another fund with the same investment objective. For information about the Domini 400 Social IndexSM and the social and environmental criteria applied to the Domini Funds, please refer to pages [____].

PRIMARY RISKS

o GENERAL. There can be no guarantee that the Fund will be able to achieve its investment objective. The investment objective of the Fund may be changed without the approval of the Fund's shareholders, but shareholders will be given notice at least 30 days before any change is implemented. Management currently has no intention to change the Fund's investment objective.

o MARKET RISK. The Domini Social Equity Fund's total return, like the stock market in general, will fluctuate widely. You could lose money by investing in the Fund over short or long periods of time. An investment in the Fund is not a bank deposit and is not insured or guaranteed.

o LARGE-CAP COMPANIES. The Fund invests primarily in the stocks of large-cap companies. Large-cap stocks tend to go through cycles when they do better, or worse, than other asset classes or the stock market overall. The performance of your investment will generally follow these market trends. Because the Domini 400 Social IndexSM is weighted by market capitalization, a few large companies represent a relatively large percentage of the Index. Should the value of one or more of these stocks decline significantly, it could negatively affect the Fund's performance.

o INDEXING. The Fund will continue to invest in the Domini 400 Social Index, regardless of how the Index is performing. It will not shift its concentration from one industry to another, or from stocks to bonds or cash, in order to defend against a falling or stagnant stock market. If the Index is heavily weighted in a single industry or sector, the Fund will be heavily invested in that industry or sector, and as a result can be affected more positively or negatively by developments in those industries than would be another mutual fund whose investments are not restricted to the securities in the Index. Also, the Fund's ability to match the performance of the Index may be affected by a number of factors, including Fund operating expenses and transaction costs, inflows and outflows of cash from the Fund, and imperfect correlation between the Fund's holdings and those in the Index.

o SOCIALLY RESPONSIBLE INVESTING. The Fund's portfolio is subject to multiple social and environmental criteria. As a result, Fund management may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for social or environmental reasons when it is otherwise disadvantageous to do so.

PAST PERFORMANCE
The bar chart below and the following table provide an indication of the risks of investing in the Domini Social Equity Fund. The bar chart shows how returns of the Fund's Investor shares have varied from one calendar year to the next. The table shows how the average annual total returns of each class of the Fund's shares compare with those of the Standard & Poor's 500 Index (S&P 500), a broad-based index. In both the chart and the table, the returns shown for the Fund are for periods before the creation of share classes on November 28, 2003. All existing Fund shares were designated Investor shares on that date. PLEASE NOTE THAT THIS INFORMATION REPRESENTS PAST PERFORMANCE, AND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

TOTAL RETURN FOR YEARS ENDED DECEMBER 31

This bar chart shows how the performance of the Domini Social Equity Fund's Investor shares has varied over the last ten calendar years. The return of the Fund's Class R shares will differ from the Investor shares returns shown in the bar chart because of the lower expenses applicable to Class R shares.

1993              6.54%
1994              -0.36%
1995              35.17%
1996              21.84%
1997              36.02%
1998              32.99%
1999              22.63%
2000              -15.05%
2001              -12.76%
2002              -20.69%

Best quarter covered by the bar chart above: 24.62% (quarter ended 12/31/98) Worst quarter covered by the bar chart above: -17.16% (quarter ended 9/30/02) Year-to-date performance as of September 30, 2003: ____%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/02

The table below shows the average annual total returns of each class of the Domini Social Equity Fund in comparison to the S&P 500. In addition, after-tax returns are provided for Investor shares. The after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, the effect of phaseouts of certain exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns are not relevant if you hold your shares through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Investor shares' returns after taxes on distributions and sale of Investor shares set forth in the table assume a complete redemption at the end of the periods shown in the table and that the shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the shareholder may deduct the capital losses in full.

                                                      1 Year                5 Years            10 Years
  DOMINI SOCIAL EQUITY FUND
     Return Before Taxes
            Class R Shares*                            N/A                    N/A              N/A
            Investor Shares                            -20.69%                -0.85%           8.59%

     Return After Taxes (Investor Shares only)
     Investor Shares' Return
        After Taxes on Distributions                   -20.84%                -1.38%           8.00%
     Investor Shares' Return After Taxes
       on Distributions and Sale of Investor Shares    -12.70%                -0.48%           7.22%

     S&P 500 (reflects no deduction for fees,
        expenses, or taxes)                            -22.10%               -0.59%            9.33%

* Class R shares were not available for sale during the period shown in the chart.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you would pay if you buy and hold shares of the Domini Social Equity Fund.*

                                                                                INVESTOR        CLASS R
SHAREHOLDER FEES                                                                SHARES          SHARES
(fees paid directly by you)
Sales Charge (Load) Imposed on Purchases:                                       None            None
Deferred Sales Charge (Load):                                                   None            None
Redemption Fee (as a percentage of amount redeemed, if applicable):             2.00%**+        None
Exchange Fee:                                                                   None            None
ANNUAL FUND OPERATING EXPENSES
(expenses deducted from the Fund's assets)
Management Fees:                                                                0.20%           0.20%
Distribution (12b-1) Fees:                                                      0.25%           None
Other Expenses
        Administrative Services and Sponsorship Fee:                            0.50%           0.50%
        Other Expenses:                                                         0.31%           0.24%***
                                                                                -----           -----

Total Annual Fund Operating Expenses:                                           1.26%           0.94%
Fee Waiver:++                                                                   0.28%           0.28%
                                                                                -----           -----

NET EXPENSES:                                                                   0.98%           0.66%


* The table and the following example reflect the aggregate expenses of the Domini Social Equity Fund and the Domini Social Index Portfolio, the underlying portfolio in which that Fund invests.

** In order to discourage use of the Fund for market timing, an early redemption fee is charged on sales of Investor shares in excess of $100,000 made within 90 days of settlement of a purchase, with certain exceptions.

*** "Other Expenses" are estimated for Class R shares for the Fund's current fiscal year.

+ If you wish to receive your redemption proceeds (in any amount) by bank wire, there is a $10 wire service fee. For additional information, please refer to the Shareholder Manual.

++ Through November 30, 2004, Domini Social Investments LLC has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 0.98% of the average daily net assets representing Investor shares and 0.66% of the average daily net assets representing Class R shares.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Domini Social Equity Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur if you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of each period. This example assumes that the Fund provides a return of 5% a year, all dividends and distributions are reinvested, operating expenses remain the same for the time period indicated, and the fee waiver reflected in the fee table is in effect for the one-year time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class           1 Year      3 Years      5 Years      10 Years

Investor shares       $100*       $372         $665         $1,498

Class R shares        $67         $272         $493         $1,129

* For early redemptions in excess of $100,000, the cost of investing would be $200 higher due to the early redemption fee. For additional information, please refer to the Shareholder Manual.

This example should not be considered to represent actual expenses or performance for the past or the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
  QUICK GUIDE TO IMPORTANT INFORMATION

  MINIMUM INITIAL INVESTMENT: $1,000 ($250 for IRAs, UGMA/UTMA Accounts, and Coverdell Education Savings Accounts) ($500 with Automatic Investment Plan)

  INVESTMENT ADVISER: Domini Social Investments LLC

  COMMENCEMENT OF OPERATIONS: June 3, 1991

  NET ASSETS AS OF SEPTEMBER 30, 2003: $___________

  AVAILABLE FOR IRAS

  DIVIDENDS: Distributed semi-annually, usually in June and December

  CAPITAL GAINS: Distributed annually, usually in December

  NEWSPAPER LISTING:     Investor Shares   Dom Social Inv-Soc Equity

  TICKER SYMBOL:         Investor Shares   DSEFX

                         Class R Shares    ______

  CUSIP NUMBER:          Investor Shares   257132100

                         Class R Shares    ______

  WEBSITE: www.domini.com

  SHAREHOLDER SERVICES: 1-800-582-6757
--------------------------------------------------------------------------------

DOMINI SOCIAL BOND FUND

INVESTMENT OBJECTIVE

The Domini Social Bond Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that meet the Fund's social and environmental criteria.

PRIMARY INVESTMENT STRATEGIES

The Domini Social Bond Fund has a policy to invest, under normal circumstances, at least 80% of its assets in debt instruments, including government and corporate bonds, mortgage-backed and asset-backed securities, and U.S. dollar-denominated bonds issued by non-U.S. entities. The Fund normally invests at least 85% of its assets in investment-grade securities and maintains an average effective maturity of between two and ten years. All investments are subject to the Fund's environmental and social criteria. The Fund will not invest more than 10% of its assets in below-investment-grade securities.

The Fund also invests a portion of its assets (up to 10%) in debt instruments that are specifically targeted toward the social and economic development of underserved urban and rural communities, in such areas as business creation, housing development, and education. Some of these investments are in unrated or lower-rated securities that carry a higher degree of risk than the Fund's investment-grade securities. Some of these investments may earn below-market rates of return. Some of these investments may be illiquid.

The Fund will give you 60 days' notice if it changes its policy to invest, under normal circumstances, at least 80% of its assets in debt instruments.

The Fund does not currently intend to invest in direct obligations of the U.S. Treasury due to the U.S. government's leading role in developing and maintaining weapons of mass destruction.

For information about the Domini Social Bond Fund's social impact, please refer to page [__].

PRIMARY RISKS

o GENERAL. There can be no guarantee that the Fund will be able to achieve its investment objective. The investment objective of the Fund may be changed without the approval of the Fund's shareholders, but shareholders will be given notice at least 30 days before any change is implemented. Management currently has no intention to change the Fund's investment objective.

The market prices of the bonds and other debt instruments in which the Domini Social Bond Fund invests may fluctuate. You could lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed.

o INTEREST RATE RISK. In general, the value of a bond goes down when interest rates go up. The value of the Fund tends to follow the same pattern. Falling interest rates, on the other hand, could cause the Fund's income to decline. Securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter maturities. Under normal market conditions, the Fund's average effective maturity is from two to ten years. Prepayments of the debt instruments held by the Fund that are greater than or less than expected may cause its average effective maturity to differ from its normal range. This deviation is not a violation of investment policy.

--------------------------------------------------------------------------------
UNDERSTANDING BOND FUND RISK: AVERAGE MATURITY CALCULATIONS

Unlike an individual bond, which is repaid when it reaches maturity, a bond fund has no fixed maturity date. Instead, it maintains an average "rolling" maturity by selling aging bonds and buying newer ones. The "average maturity" of a bond fund is the average of all the maturities of the bonds held by the fund. It is usually expressed as a dollar-weighted average, so that the bonds held in greater amounts weigh more heavily in the calculation than bonds held in smaller amounts.

The dollar-weighted average "effective" maturity takes into account the portfolio manager's expectation of prepayments and the call provisions of certain securities. Therefore, average effective maturity may be shorter than a simple average maturity calculation.

In general, a bond fund with a longer dollar-weighted average effective maturity will usually experience greater volatility due to its sensitivity to changes in interest rates than a fund with a shorter dollar-weighted average effective maturity.
--------------------------------------------------------------------------------


o CREDIT RISK. One factor affecting the price of debt instruments is how creditworthy the issuers of these instruments are perceived to be. This perception is often reflected in credit ratings. The Fund could lose money if the issuer or a guarantor of a bond or other debt instrument does not make timely principal and/or interest payments, or otherwise does not honor its obligations. In addition, the value of any debt instrument held by the Fund may be negatively affected for a number of reasons that directly relate to the issuer of that debt instrument, such as management performance, financial leverage, and reduced demand for the issuer's goods or services.

Debt instruments with lower ratings tend to be more volatile than those with higher ratings. Lower-rated or unrated securities may also be hard to value accurately or sell at a fair price. The Fund will not invest more than 10% of its assets in securities that are rated below investment-grade.

The Fund will devote a portion of its assets to community development investments that may be unrated and/or illiquid. These investments may be riskier than investment-grade securities, and some may earn below-market rates of return. The Fund may not be able to sell illiquid investments at an advantageous time or price.

--------------------------------------------------------------------------------
UNDERSTANDING BOND FUND RISK: CREDIT RATINGS

Investment-grade debt instruments are those rated "Aaa," "Aa," "A," or "Baa" by Moody's Investors Service, Inc. or "AAA," "AA," "A," or "BBB" by Standard & Poor's Ratings Services and those that the Domini Social Bond Fund's portfolio managers believe to be of comparable quality.

If the credit quality of a security declines after the Domini Social Bond Fund buys it, the Fund's portfolio managers will decide whether the Fund should continue to hold or should sell the security.
--------------------------------------------------------------------------------

o PREPAYMENT RISK. When interest rates go down, the issuers of some debt instruments may prepay the principal due on these instruments. This can reduce the returns of the Fund because it may have to reinvest that money at the lower prevailing interest rates. On the other hand, rising interest rates may cause debt instruments to be repaid later than expected, forcing the Fund to endure the relatively low interest rates on these instruments. This also extends the average effective maturity of certain debt instruments, making them more sensitive to changes in interest rates and the Fund's net asset value more volatile. Because the Fund invests in mortgage-backed securities, it is particularly sensitive to this type of risk.

o SOCIALLY RESPONSIBLE INVESTING. The Fund's portfolio is subject to multiple social and environmental criteria. As a result, Fund management may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for social or environmental reasons when it is otherwise disadvantageous to do so.

PAST PERFORMANCE

The bar chart below and the following table provide an indication of the risks of investing in the Domini Social Bond Fund. The bar chart shows how returns of the Fund's Investor shares have varied from one calendar year to the next. The table shows how the average annual total returns of each class of the Fund's shares compare with those of the Lehman Brothers Intermediate Aggregate Index
(LBIA), a broad-based index. In both the chart and the table, the returns shown for the Fund are for periods before the creation of share classes on November 28, 2003. All existing Fund shares were designated Investor shares on that date. PLEASE NOTE THAT THIS INFORMATION REPRESENTS PAST PERFORMANCE, AND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

TOTAL RETURN FOR YEAR ENDED DECEMBER 31

This bar chart shows how the performance of the Domini Social Bond Fund's Investor shares has varied over the past two calendar years. The return of the Fund's Class R shares will differ from the Investor shares returns shown in the bar chart because of the lower expenses applicable to Class R shares.

2001              8.34%
2002              8.85%

Best quarter covered by the bar chart above: 4.69% (quarter ended 9/30/01) Worst quarter covered by the bar chart above: -0.34% (quarter ended 12/31/01)

Year-to-date performance as of September 30, 2003: ____%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/02

The table below shows the average annual total returns of each class of the Domini Social Bond Fund in comparison to the LBIA. In addition, after-tax returns are provided for Investor shares. The after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, the effect of phaseouts of certain exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns are not relevant if you hold your shares through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Investor shares' returns after taxes on distributions and sale of Investor shares set forth in the table assume a complete redemption at the end of the periods shown in the table and that the shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the shareholder may deduct the capital losses in full.

                                                                         Since
                                                            1 Year     Inception
                                                                        (6/1/00)
  Domini Social Bond Fund
     Return Before Taxes
            Class R Shares*                                  N/A          N/A
            Investor Shares                                  8.85%        10.03%
     Return After Taxes (Investor Shares only)
     Investor Shares' Return
       After Taxes on Distributions                          7.41%         7.88%
     Investor Shares' Return After Taxes
       on Distributions and Sale of Investor Shares          5.73%         7.02%

  LBIA (reflects no deduction for fees,
     expenses, or taxes)                                     9.51%        10.60%

* Class R shares were not available for sale during the period shown in the chart.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you would pay if you buy and hold shares of the Domini Social Bond Fund.

                                                                                INVESTOR       CLASS R
SHAREHOLDER FEES                                                                SHARES         SHARES
(fees paid directly by you)
Sales Charge (Load) Imposed on Purchases:                                       None           None
Deferred Sales Charge (Load):                                                   None           None
Redemption Fee (as a percentage of amount redeemed, if applicable):             2.00%**+       None
Exchange Fee:                                                                   None           None
ANNUAL FUND OPERATING EXPENSES
(expenses deducted from the Fund's assets)
Management Fees:                                                                0.40%          0.40%
Distribution (12b-1) Fees:                                                      0.25%          None
Other Expenses
        Administrative Services Fee:                                            0.25%          0.25%
        Other Expenses:                                                         0.81%          0.74%***
                                                                                -----          -----

Total Annual Fund Operating Expenses:                                           1.71%          1.39%
Fee Waiver: ++                                                                  0.76%          0.76%
                                                                                -----          -----

NET EXPENSES:                                                                   0.95%          0.63%


** In order to discourage use of the Fund for market timing, an early redemption fee is charged on sales of shares in excess of $100,000 made within 90 days of settlement of a purchase, with certain exceptions.

*** "Other Expenses" are estimated for Class R shares for the Fund's current fiscal year.

+ If you wish to receive your redemption proceeds (in any amount) by bank wire, there is a $10 wire service fee. For additional information, please refer to the Shareholder Manual.

++ Through November 30, 2004, Domini Social Investments LLC has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 0.95% of the average daily net assets representing Investor shares and 0.63% of the average daily net assets representing Class R shares.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Domini Social Bond Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur if you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of each period. This example assumes that the Fund provides a return of 5% a year, all dividends and distributions are reinvested, that operating expenses remain the same for the time period indicated, and that the fee waiver reflected in the fee table is in effect for the one-year time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class           1 Year      3 Years      5 Years      10 Years

Investor Shares       $97*        $465         $857         $1,956

Class R Shares        $64         $365         $688         $1,603

* For early redemptions in excess of $100,000, the cost of investing would be $200 higher due to the early redemption fee. For additional information, please refer to the Shareholder Manual.

This example should not be considered to represent actual expenses or performance for the past or the future. Actual future expenses may be higher or lower than those shown.


--------------------------------------------------------------------------------
  QUICK GUIDE TO IMPORTANT INFORMATION

  MINIMUM INITIAL INVESTMENT: $1,000 ($250 for IRAs, UGMA/UTMA Accounts, and Coverdell Education Savings Accounts) ($500 with Automatic Investment Plan)

  INVESTMENT ADVISER: Domini Social Investments LLC

  COMMENCEMENT OF OPERATIONS: June 1, 2000

  NET ASSETS AS OF SEPTEMBER 30, 2003: $_________

  AVAILABLE FOR IRAS

  DIVIDENDS: Distributed monthly

  CAPITAL GAINS: Distributed annually, usually in December

  NEWSPAPER LISTING:       Investor Shares  Dom Soc Inv-Soc Bond

  TICKER SYMBOL:           Investor Shares   DSBFX
                           Class R Shares   ______

  CUSIP NUMBER:            Investor Shares   257132209
                           Class R Shares   ______

  WEBSITE: www.domini.com

  SHAREHOLDER SERVICES: 1-800-582-6757
--------------------------------------------------------------------------------

MORE ABOUT THE FUNDS

SOCIALLY RESPONSIBLE INVESTING

In addition to traditional financial considerations, socially responsible investors factor social and environmental criteria into their investment decisions. They believe that this helps to encourage greater corporate responsibility, and may also help to identify companies that are good long-term investments because enlightened management may be better able to meet the future needs of society and the environment. In addition, in the course of seeking financial gain for themselves, socially responsible investors look for opportunities to use their investments to improve the lives of others.

Typically, socially responsible investors avoid companies that manufacture products, or employ practices, that they believe have harmful effects on society or the natural environment. They seek to invest in corporations and other issuers with positive qualities, such as a responsible environmental record or strong employee relations.

At Domini Social Investments, in addition to applying social and environmental criteria to all of our investments, we work with companies to improve their social and environmental performance and file shareholder resolutions on these issues when appropriate. In addition, we vote company proxies in a manner consistent with our social and environmental criteria, and publicly disclose our votes.

A socially responsible equity fund can have an impact on corporate behavior by applying social and environmental criteria to its holdings, through proxy voting, and by filing shareholder resolutions. A socially responsible bond fund, however, provides investors with a unique opportunity to make a difference to communities. The Domini Social Bond Fund seeks to foster economic empowerment and justice by devoting a portion of its assets to community development investments that are specifically targeted to areas of greatest need.

THE SOCIAL AND ENVIRONMENTAL CRITERIA APPLIED TO THE DOMINI FUNDS

CORPORATIONS

The Domini Funds seek to avoid securities and obligations of corporations that manufacture tobacco products or alcoholic beverages, derive revenues from gambling enterprises, or have a direct ownership share in, or operate, nuclear power plants. The Funds also seek to avoid investment in firearms manufacturers and major military contractors.

Once a company has passed the set of exclusionary criteria described above, it is subject to a range of qualitative factors designed to measure the quality of its relations with its various stakeholders, including employees, consumers, communities, and the natural environment.

Domini considers the following criteria when evaluating companies for possible investment and may exclude companies based on poor performance in these areas:

     o CITIZENSHIP -- the company's record with regard to its charitable activities and its community relations in general, including its relations with indigenous people.

     o DIVERSITY -- the company's record with regard to the hiring and promotion of women and minorities, particularly to management positions and the board of directors, including the company's record with respect to the availability of benefit programs that address work/family concerns, innovative hiring programs for the disabled, and progressive policies toward gays and lesbians.

     o EMPLOYEE RELATIONS -- the company's record with regard to labor matters, workplace safety, employee benefit programs, and meaningful participation in profits.

     o ENVIRONMENTAL PERFORMANCE -- the company's record with regard to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products, and services.

     o PRODUCT-RELATED ISSUES -- the company's record with regard to product safety, marketing practices, and commitment to quality.

OTHER ISSUERS

The Domini Social Bond Fund holds debt instruments issued by a range of noncorporate entities, including government agencies, states, and municipalities. When evaluating these investments, the Fund's management seeks to identify debt instruments that serve a positive social purpose, generally in the areas of affordable housing, small business development, job creation, education, and community revitalization. Please see page [__] for further information about the Domini Social Bond Fund.

                                   * * * * *
Domini may, at its discretion, choose to apply additional criteria, or to modify the application of the criteria listed above, to the Domini Funds at any time, without shareholder approval. This will impact the types of investments held by the Funds, and may cause certain companies or industries to be dropped from or added to the Funds' portfolios. In addition, Domini reserves the right to vary the application of these criteria to each fund, depending, for example, on such factors as asset class, market capitalization, investment style, and/or access to quality data on an issuer's social or environmental performance. See below for additional information on the social and environmental policies of each Fund.

DOMINI SOCIAL EQUITY FUND

The Domini Social Equity Fund applies multiple social and environmental criteria to all of its investments (see below for more information on the Domini 400 Social Index,SM the Index upon which the Fund is based). In addition, the Fund uses its position as a shareholder to raise issues of social and environmental performance with corporate management.

ABOUT INDEX INVESTING

WHAT IS AN INDEX?

An index is an unmanaged group of stocks selected to measure the behavior of the market, or some portion of it. The S&P 500, for example, is an index of 500 companies selected to track the performance of the broad market of large-cap U.S. companies. Investors use indexes as benchmarks to measure how their investments are performing in comparison to the market as a whole.

The Domini 400 Social Index attempts to track the performance of a broad representation of primarily large-cap U.S. companies selected using multiple social and environmental criteria. The Domini 400 Social Index was created to serve as a benchmark for socially and environmentally conscious investors.

WHAT IS THE DIFFERENCE BETWEEN AN INDEX FUND AND AN ACTIVELY MANAGED FUND?

The Domini Social Equity Fund uses a passive investment strategy. This means that the Fund purchases, holds and sells stocks based on the composition of the Domini 400 Social Index,SM rather than on a manager's judgment as to the direction of the market or the merits of any particular stock.

Unlike index funds, actively managed equity funds buy and sell stocks based on the fund manager's opinion of the financial outlook of segments of the stock market and certain companies in particular. Because index funds use a passive strategy, changes in the portfolio manager generally have less impact on fund performance.

Index funds provide investors with an opportunity to invest in a portfolio that is specially designed to match the performance of a particular index. Rather than relying on the skills of a particular mutual fund manager, index fund investors purchase, in a sense, a cross-section of the market. Their performance should therefore reflect the segment of the market that their fund is designed to track.

WHAT ARE SOME OF THE ADVANTAGES OF INDEX INVESTING?

Index investing has become popular because it offers investors a convenient, relatively low-cost, and tax-efficient way to obtain exposure to a broad spectrum of the stock market. Here are some other advantages:

o INDUSTRY DIVERSIFICATION. Index funds such as the Domini Social Equity Fund invest in companies representing a diverse mix of industries. This structure can help reduce volatility as compared to funds that may focus on a particular industry. Please note that although the Fund holds a broad cross-section of the U.S. stock market, it should not be considered a balanced investment program because it only holds stocks.

o BENCHMARK COMPARABILITY. Index funds typically match the performance of their particular benchmarks more closely than comparable actively managed funds. The Domini Social Equity Fund seeks to match the performance of the Domini 400 Social Index.

o TAX EFFICIENCY. Turnover rate refers to the volume of buying and selling of stocks by a fund. The turnover rate of index funds tends to be much lower than the average actively managed mutual fund. Depending on your particular tax situation, a low turnover rate may produce fewer taxable capital gains.

COMPARE TURNOVER RATES

The average annual portfolio turnover rate for all domestic stock funds is ____%.*

The annual portfolio turnover rate for the Domini Social Index Portfolio, which the Domini Social Equity Fund invests in, is 8%.** (There is no guarantee that this turnover will not be higher in the future.)

A 100% portfolio turnover rate would occur if a fund sold and replaced securities valued at 100% of its net assets within a one-year period.

*    As of 09/30/03; taken from Morningstar PrincipiaPro.

**   For the period from 08/01/02 to 07/31/03.

WHAT IS THE DOMINI 400 SOCIAL INDEXSM?

The Domini 400 Social Index was the first index constructed according to social and environmental criteria. It was created and launched in May 1990 by the social research firm of KLD Research & Analytics, Inc. (KLD) in order to serve as a benchmark for socially responsible investors, and to determine how the application of social and environmental criteria affects financial performance. The Domini Social Equity Fund was launched in 1991 to provide investors with an opportunity to invest in a portfolio based on the Index. The Index is maintained by KLD. It is composed of the common stocks of 400 companies selected according to a broad range of social and environmental criteria.

HOW WAS THE DOMINI 400 SOCIAL INDEX CONSTRUCTED?

To construct the Index, KLD first applied to the S&P 500 a number of traditional social screens. Roughly half of the S&P 500 companies qualified for the Index in this initial screening process. Approximately 150 non-S&P 500 companies were then added with two goals in mind. One goal was to obtain a broad representation of industries, so that the Index would more accurately reflect the market available to the socially responsible investor. Another goal was to identify companies that are particularly strong models of corporate behavior. A variety of financial factors, such as solvency, industry and sector diversification, and market capitalization, are also considered in evaluating companies for addition to the Index.

KLD maintains an extensive database of corporate accountability information on more than 3,000 publicly traded companies.

HOW ARE THE DOMINI SOCIAL EQUITY FUND'S LARGEST HOLDINGS SELECTED?

Like the S&P 500, the Domini 400 Social IndexSM is "market capitalization-weighted." Market capitalization is a measure of the value of a publicly traded company. It is calculated by multiplying the total number of outstanding shares of company stock by the price per share.

The Domini Social Equity Fund's portfolio is also market capitalization-weighted. For example, assume that the total market value of Company A's shares is twice the total market value of Company B's shares. The Fund's portfolio is structured so that its investment in Company A will be about twice the value of its investment in Company B. The Fund's top ten holdings therefore are simply the ten companies with the highest market value in the Index.

Because it seeks to duplicate the Index as closely as possible, the Fund will attempt to have a correlation between the weightings of the stocks it holds in its portfolio and the weightings of the stocks in the Index of 0.95 or better. A figure of 1.0 would indicate a perfect correlation.

HOW IS THE DOMINI 400 SOCIAL INDEXSM MAINTAINED?

The Index is maintained using a "buy and hold" strategy. Generally speaking, this means that companies that are in the Index stay in the Index for a long time. A company will not be removed because its stock has not been performing well, unless in KLD's opinion the company is no longer financially viable. Sometimes a company is removed from the Index because it has been acquired by another company. Sometimes a company may split into two companies, and only one of the surviving companies is selected to stay in the Index (because the Index is maintained to consist of exactly 400 companies at all times).

Occasionally, a company may also be removed from the Index because its social profile has deteriorated, or due to its inadequate response to a significant controversy. When a company is removed from the Index, it is replaced with another company. In the selection process, among other factors, KLD considers the size of the company, the industry it is in, and its social profile.

ARE THERE COMPANIES I WON'T LIKE IN THE DOMINI 400 SOCIAL INDEX?

The social and environmental criteria applied to the Index are designed to reflect those widely used by socially responsible investors. However, you may find that some companies in the Index do not reflect your social or environmental standards. You may wish to review a list of the companies in the Domini Social Equity Fund's portfolio to decide if they meet your personal standards. The complete list is available in the Fund's Annual and Semi-Annual Reports. To obtain copies of these reports free of charge, call 1-800-582-6757.

No company is a perfect model of corporate or social responsibility. Each year, the Domini Social Equity Fund uses its voice as a shareholder to encourage companies to improve their social and environmental records by voting proxies, writing letters, engaging management in dialogue, and filing shareholder resolutions.

DOMINI SOCIAL BOND FUND

The Domini Social Bond Fund seeks to foster economic empowerment and justice through investments in affordable housing, small business development, job creation, education, and community revitalization. To learn more about the social impact of the Fund, please turn to page __.

ABOUT BOND FUND INVESTING

WHAT IS A BOND?

Essentially, a bond is an IOU issued by a corporation or a government entity. When you purchase a bond, you are lending the issuer a specified amount of money (the principal) for a specified period of time (the term). In exchange, the issuer usually pays regular interest and, when the term is up and the bond matures, the issuer repays the principal amount.

Many investors purchase bonds because the interest income paid tends to be higher than money market funds, certificates of deposit, or bank accounts. Investors also use bonds to help diversify their portfolio because, although bonds and bond funds are subject to market fluctuations, they don't always move in the same direction or to the same degree as stocks.

WHAT ADVANTAGES DO BOND FUNDS OFFER?

Bond funds are a convenient way to invest in bonds and other debt instruments because they allow you to invest in a professionally managed pool of bonds and debt instruments. Bond funds offer all of the familiar conveniences of stock mutual funds, such as:

o LIQUIDITY. See pages [A-__] to [A-__] for information on how to buy, sell, and exchange shares.

o REINVESTMENT OF DIVIDENDS. If you do not depend upon your investment for regular income, you may choose to reinvest your dividends.

o LOW MINIMUM INVESTMENT. Purchasing an individual bond can be expensive because of the brokerage commissions you may be required to pay and the size of the bond you may be required to purchase. You can invest in the Domini Social Bond Fund for $1,000. If you open your account as an IRA, an UGMA/UTMA, or a Coverdell Education Savings Account, the minimum is $250, and if you choose to use our Automatic Investment Plan the minimum is $500.

o DIVERSIFICATION. A bond fund invests in a number of bonds and other debt instruments. Although bond funds do not provide any guarantees, by investing in a number of bonds and other debt instruments bond funds may allow you to spread certain risks (such as credit risk) among more than one issuer. Bond funds may also provide balance to your stock portfolio as they have historically provided greater income with typically less volatile returns than equity funds.

WHAT TYPES OF BONDS AND OTHER INVESTMENTS WILL THE FUND TYPICALLY HOLD?

The Domini Social Bond Fund typically invests at least 85% of its assets in investment-grade securities. The Fund can buy many types of debt instruments including, without limitation, corporate bonds, bonds issued by U.S. government agencies or instrumentalities, and mortgage-backed and asset-backed securities. The Fund may also invest in the instruments of, and deposit cash with, community development banks, community loan funds, credit unions, and other entities whose mission is community economic development. All of the Fund's holdings are subject to social and environmental criteria. Please see page [__] for more information.

The following describes the most common types of bonds and other debt instruments the Fund will hold (for a discussion of the risks associated with these types of securities, refer to pages [__] and [__]):

o SECURITIES OF U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES are bonds issued by government agencies and instrumentalities and government-sponsored entities. The Fund generally invests in securities related to housing, farming, and education. These investments represent loans to the issuing agency or instrumentality.

Please keep in mind that some securities issued by U.S. government agencies and instrumentalities may not be backed by the full faith and credit of the U.S. Treasury. The Fund does not currently intend to invest in direct obligations of the U.S. Treasury such as U.S. Treasury bills, notes, and bonds.

o STATE AND MUNICIPAL BONDS represent loans to a state or municipal government, or one of its agencies or instrumentalities.

o CORPORATE BONDS are IOUs issued by corporations that want to borrow money for some business purpose. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends on market conditions and also on the financial health of the corporation issuing the bonds. For example, a company whose credit rating is weak will have to offer a higher interest rate to obtain buyers for its bonds. The Fund expects to invest primarily in investment-grade corporate bonds, which are corporate bonds rated in one of the four highest rating categories by independent bond rating agencies, and those that the Fund's portfolio managers believe to be of comparable quality.

o MORTGAGE-BACKED AND ASSET-BACKED SECURITIES represent interests in underlying pools of mortgages or consumer or commercial loans -- most often home loans or credit card, automobile, or trade receivables. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then pay principal upon maturity, mortgage-backed securities pay both interest and principal as part of their regular payments. The Fund may also invest in mortgage-backed securities that are called collateralized mortgage obligations
(CMOs). Typically CMOs are issued in separate classes with different stated maturities. As the underlying mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first.

--------------------------------------------------------------------------------
     Because the Domini Social Bond Fund may invest extensively in mortgage-backed and asset-backed securities, the prepayment and extension risk of the Fund may be higher than that for a bond fund that does not invest in these types of securities. See page [__] for more information.
--------------------------------------------------------------------------------
Because the mortgages and loans underlying the securities can be prepaid at any time by homeowners or consumer or corporate borrowers, mortgage-backed securities and asset-backed securities are particularly sensitive to prepayment and extension risk discussed earlier (page [__]) in this prospectus.

Mortgage-backed securities are issued by a number of government agencies and government-sponsored entities, including the Government National Mortgage Association (GNMA or Ginnie Mae), Freddie Mac (formerly the Federal Home Loan Mortgage Corporation), and Fannie Mae (formerly the Federal National Mortgage Association).

Ginnie Mae is a wholly owned government corporation that guarantees privately issued securities backed by pools of mortgages insured by the Federal Housing Administration, the Department of Veterans Affairs, and the Department of Agriculture under the Rural Housing Service Program. Ginnie Maes are guaranteed by the full faith and credit of the U.S. Treasury as to the timely payment of principal and interest. Freddie Mac and Fannie Mae are government-chartered, but shareholder-owned, corporations whose mandate is to enhance liquidity in the secondary mortgage markets. Freddie Macs and Fannie Maes are backed by their respective issuer only. Of course, your investment in the Domini Social Bond Fund is not insured. The Fund may also invest to a lesser extent in conventional mortgage securities, which are packaged by private entities and are not guaranteed by the U.S. government.

o INTERNATIONAL DOLLAR-DENOMINATED BONDS (or Yankee bonds) are bonds denominated in U.S. dollars issued by foreign governments and companies. Because the bond's value is designated in dollars rather than the currency of the issuer's country, the investor is not exposed to currency risk. To the extent that the Fund owns bonds issued by foreign governments and companies, the Fund is subject to risks relating to political, social, and economic developments abroad.

Additional permissible Domini Social Bond Fund investments include, but are not limited to:

o ZERO COUPON OBLIGATIONS. The Fund may invest in obligations that do not pay current interest, known as "zero coupon" obligations. The prices of zero coupon obligations tend to be more volatile than those of securities that offer regular payments of interest. This makes the Fund's net asset value more volatile. In order to pay cash distributions representing income on zero coupon obligations, the Fund may have to sell other securities on unfavorable terms. These sales may generate taxable gains for shareholders.

o FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may invest in obligations that pay interest at rates that change based on market interest rates, known as "floating" or "variable" rate obligations. These securities tend to be highly sensitive to interest rate changes. Floating and variable rate obligations with interest rates that change based on a multiple of a market interest rate may have the effect of magnifying the Fund's gains or losses.

o DERIVATIVES. The Fund may use derivatives (including futures and options), which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. The various derivatives that the Fund may use are described in more detail in the Statement of Additional Information. The Fund may use derivatives to reduce exposure to certain risks, such as interest rate risk. The Fund will not use derivatives for leverage. Suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives, even when they may benefit the Fund. Derivatives are subject to a number of risks described on pages [__]-[__] of this prospectus, such as market risk, interest rate risk, and credit risk. They also may be mispriced or improperly valued, and changes in the value of derivatives may not correlate perfectly with the underlying asset, reference rate, or index.

THE SOCIAL IMPACT OF THE DOMINI SOCIAL BOND FUND

The Fund's portfolio is managed with community development goals in mind. The Fund seeks to enhance its social impact by allocating up to 10% of its assets to debt instruments specifically designed to channel funds directly to underserved or low-income neighborhoods and regions. These community investments currently focus on two critical areas: affordable housing for low- to moderate-income individuals, through investment in community financial institutions that serve those individuals, and economic empowerment for small businesses. Fund management seeks to identify those financial institutions, funds, and organizations that are making substantial impact in these areas.

The Fund may invest in mortgages, loans, and pools of loans issued by, and may make loans to, community development banks, community development financial institutions, community loan funds, and similar institutions. These investments are targeted to underinvested areas, low- to moderate-income individuals, and small businesses. These investments may earn below-market rates of return, may also be lower-rated or unrated, and may subject the Fund to more credit risk than other types of debt instruments. Some of these investments may also be illiquid, and the Fund may not be able to sell them at an advantageous time or price.

The Fund may also make deposits in community development financial institutions, community loan funds, and similar institutions. These investments may not be insured by the FDIC and may earn below-market rates of return.

WHAT IS THE FUND'S TURNOVER RATE?

The Domini Social Bond Fund is actively managed. From time to time the Fund's annual portfolio turnover rate may exceed 100%. The annual portfolio turnover rate for the Fund was 23% for the period from August 1, 2002, to July 31, 2003. The sale of securities may produce capital gains, which when distributed are taxable to investors. Active trading may result in increased transaction costs.

ADDITIONAL INVESTMENT STRATEGIES AND RISK INFORMATION

TEMPORARY INVESTMENTS

Each Fund may temporarily use a different investment strategy for defensive purposes in response to market conditions, economic factors, or other occurrences. This may adversely affect a Fund's performance. You should note, however, that the Funds have not used a different investment strategy for defensive purposes in the past and may decide not to do so in the future -- even in the event of deteriorating market conditions.

CASH RESERVES

Although the Domini Social Equity Fund seeks to be fully invested at all times, it keeps a small percentage of its assets in cash or cash equivalents. These reserves provide the Fund with flexibility to meet redemptions and expenses, and to readjust its portfolio holdings. The Fund may hold these cash reserves uninvested or may invest them in high-quality, short-term debt securities issued by agencies or instrumentalities of the U.S. government, bankers' acceptances, commercial paper, certificates of deposit, bank deposits, or repurchase agreements. The issuers of these securities must satisfy certain social criteria.

The Domini Social Bond Fund will also invest a portion of its assets in short-term debt securities issued by agencies or instrumentalities of the U.S. government, bankers' acceptances, commercial paper, certificates of deposit, bank deposits, and repurchase agreements. Some of the investments will be with community development banks and financial institutions and may not be insured by the FDIC. The issuers of these securities must satisfy certain social criteria.

INVESTMENT STRUCTURE

The Domini Social Equity Fund invests its assets in the Domini Social Index Portfolio, a registered investment company. The Portfolio has the same investment objective as the Domini Social Equity Fund and invests in securities using the strategies described in this prospectus. The Domini Social Equity Fund may withdraw its investment from the Portfolio at any time if the Board of Trustees of the Domini Social Equity Fund determines that it is in the best interest of the Fund's shareholders to do so. The Board of Trustees would then consider what action might be taken, including investing all of the Fund's assets in another similarly structured portfolio having the same investment objective as the Fund, or hiring an investment adviser to manage the Fund's assets. There is currently no intention to change the Domini Social Equity Fund's investment structure. References to the Domini Social Equity Fund in this prospectus include the Portfolio, unless the context requires otherwise.

The Domini Social Bond Fund invests directly in securities and does not invest through an underlying Portfolio.

SECURITIES LENDING

Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission, each of the Funds may make loans of its securities to member banks of the Federal Reserve System and to broker-dealers. These loans would be required to be secured continuously by collateral consisting of securities, cash, or cash equivalents maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to terminate a loan and obtain the securities loaned at any time on three days' notice. During the existence of a loan, a Fund would continue to collect the equivalent of the dividends paid by the issuer on the securities loaned and would also receive interest on investment of cash collateral. A Fund may pay finder's and other fees in connection with securities loans. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

ADDITIONAL INFORMATION

The Funds are not required to use every investment technique or strategy listed in this prospectus or in the Statement of Additional Information. For additional information about the Funds' investment strategies and risks, the Funds' Statement of Additional Information is available, free of charge, from Domini Social Investments.

WHO MANAGES THE FUNDS?

INVESTMENT MANAGER

Domini Social Investments LLC (Domini or the Manager), 536 Broadway, 7th floor, New York, NY 10012, has been managing money since November 1997 and as of September 30, 2003, managed more than ___ billion dollars in assets for individual and institutional mutual fund investors who are working to create positive change in society by using social and environmental criteria in their investment decisions. Domini provides the Funds and the Portfolio with investment supervisory services, overall operational support, and administrative services.

INVESTMENT SUBMANAGERS

DOMINI SOCIAL EQUITY FUND

SSgA Funds Management, Inc. (SSgA), with its main offices at State Street Financial Center, One Lincoln Street, Boston, MA 02111, provides investment submanagement services to the Domini Social Equity Fund and the Portfolio pursuant to a Submanagement Agreement with Domini. SSgA had approximately $___ billion in assets under management as of September 30, 2003, including $__ billion in assets for which SSgA acts as a submanager. SSgA and its affiliated companies managed over $___ billion in index fund assets and over $___ billion in socially responsible assets as of September 30, 2003. SSgA implements the daily transactions necessary to maintain the proper correlation between the Domini Social Equity Fund's portfolio and the Domini 400 Social Index.SM SSgA does not determine the composition of the Index. The Index's composition is determined by KLD Research & Analytics, Inc.

For the services Domini and the submanager provided to the Domini Social Equity Fund and the Portfolio during the fiscal year ended July 31, 2003, they received a total of 0.36% of the average daily net assets of the Domini Social Equity Fund, after waivers.

DOMINI SOCIAL BOND FUND

ShoreBank, with its main offices at 7054 S. Jeffery Boulevard, Chicago, IL 60649, provides investment submanagement services to the Domini Social Bond Fund pursuant to a Submanagement Agreement with Domini. ShoreBank is the nation's oldest and largest community development bank, founded with the purpose of serving the financial needs of residents and businesses in traditionally underserved urban areas. David J. Oser, Senior Vice President, Investments (since 1994), leads the team responsible for the management of the Domini Social Bond Fund. Mr. Oser has been with ShoreBank since 1976, where he currently manages $___ million in assets for affiliates and institutional clients of the Bank. He also serves as Retirement Plan Trustee and Corporate Secretary for the Bank. Mr. Oser holds a master's degree from the University of Chicago and a bachelor's degree from Carleton College, Northfield, Minnesota.

Since its inception in August 1973 through September 30, 2003, ShoreBank has invested $____ million in its targeted low- and moderate-income communities and in minority-owned companies. The bank has a diverse work force. As of September 30, 2003, ____% of directors, ____% of senior managers, ____% of middle managers, and ____% of professional-level employees were minorities, and ____% of directors were women. As of September 30, 2003, ShoreBank had more than $____ billion in assets and $____ million in capital.

The bank's parent, ShoreBank Corporation, owns banks in Chicago, Cleveland, Detroit, and the Pacific Northwest. The bank in the Pacific Northwest is focused on environmental sustainability. ShoreBank Corporation also provides consulting services around the world and has a network of nonprofit affiliates. It has financed or directly renovated ____ apartments for low- and moderate-income residents. ShoreBank affiliates have created, retained, or placed people in ____ jobs. Cumulative corporate investment in underserved communities is $____ billion.

Domini and ShoreBank may receive total investment advisory fees of 0.40% of the average daily net assets of the Domini Social Bond Fund. For the fiscal year ended July 31, 2003, the total investment advisory fee was waived.

THE FUNDS' DISTRIBUTION PLAN

DSIL Investment Services LLC, a wholly owned subsidiary of Domini, is the distributor of each Fund's shares. Each Fund has adopted a Rule 12b-1 plan with respect to its Investor shares that allows the Fund to pay its distributor on an annual basis, for the sale and distribution of the Investor shares and for services provided to shareholders. These annual distribution and service fees may equal up to 0.25% of the average daily net assets of each Fund's Investor shares. The Class R shares of the Funds do not pay any distribution and services fees. Because distribution and service fees are paid out of the assets of the Investor shares on an ongoing basis, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information about the Funds' distribution plan relating to Investor shares, see the expense tables, on pages [__] and [__] of this prospectus, and in the Statement of Additional Information.

SHAREHOLDER MANUAL



This section provides you with information about buying, selling, and exchanging shares of the Funds, how Fund shares are valued, Fund distributions, and the tax consequences of an investment in a Fund.

TABLE OF CONTENTS

    How to Open an Account..............................................................     A-
        Types of Accounts...............................................................     A-
    Description of Share Classes........................................................     A-
    Buying, Selling, and Exchanging Shares..............................................     A-
    Automatic Transaction Plans.........................................................     A-
    Additional Information on Selling Shares............................................     A-
    How the Price of Your Shares is Determined..........................................   A-
        How can I find out the NAV of my shares?........................................   A-
        How do you determine what price I will get when I buy shares?...................   A-
        How do you determine what price I will get when I sell shares?..................   A-
        How is the value of securities held by the Funds determined?....................   A-
    Fund Statements and Reports.........................................................   A-
    Dividends and Capital Gains.........................................................   A-
    Taxes...............................................................................   A-
    Rights Reserved by the Funds........................................................   A-

FOR MORE INFORMATION ON:

o investing in the Funds,
o your account,
o the daily share price of your shares, or
o socially responsible investing,

call our Shareholder Services department toll-free at 1-800-582-6757 or visit our website at www.domini.com. Shareholder Services representatives are available to take your call business days, 9 am - 5 pm, Eastern Time.

You may make transactions, review account information, and obtain the share price for your shares 24 hours a day, 7 days a week, by using our automated telephone system or visiting our website.

--------------------------------------------------------------------------------
      QUICK REFERENCE

       TICKER SYMBOLS
         DOMINI SOCIAL EQUITY FUND
                  Investor Shares - DSEFX
                  Class R Shares - ______
         DOMINI SOCIAL BOND FUND
                  Investor Shares - DSBFX
                  Class R Shares - ______

       NEWSPAPER LISTING:
         DOMINI SOCIAL EQUITY FUND
                  Investor Shares - Domini Soc Inv-Soc Equity
         DOMINI SOCIAL BOND FUND
                  Investor Shares - Domini Soc Inv-Soc Bond

       ACCOUNT STATEMENTS are mailed quarterly.

       TRADE CONFIRMATIONS are sent after purchases (except Automatic Investment Plan purchases) and redemptions.

       ANNUAL AND SEMI-ANNUAL REPORTS are mailed in late September and March, respectively, and are available online at www.domini.com.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT IS "GOOD ORDER"?

Purchase and sale requests must be in "good order" to be accepted by a Fund. To be in "good order" a request must include:

o  The Fund name

o  The account number

o The funds for the purchase or the amount of the transaction (in dollars or shares) for the sale

o The signatures of all owners exactly as registered on the account (for redemption requests by mail)

o  A Signature Guarantee, if required (see page A-[__])

o  Any supporting legal documentation that may be required

--------------------------------------------------------------------------------

HOW TO OPEN AN ACCOUNT

1.  Read this prospectus (and please keep it for future reference).

2.  Review "Types of Accounts" and decide which type is appropriate for you.

3.  Decide how much you want to invest.

          The minimum initial investment in each Fund is:
          o $1,000 for regular accounts ($500 if using our Automatic Investment Plan)
          o $250 for Retirement Accounts (Automatic Investment Plan also available)
          o $250 for UGMA/UTMA Accounts (Automatic Investment Plan also available)
          o $250 for Coverdell Education Savings Accounts (Automatic Investment Plan also available)

          The  minimum to buy additional shares of each Fund is:
          o    $25 for accounts using our Automatic Investment Plan
          o    $50 for all other accounts


4. Decide whether to make your initial purchase by mail or bank wire. Follow the simple instructions under "Buying, Selling, and Exchanging Shares."

Be sure to completely fill out and sign the Account Application appropriate for the account type you have selected. If you need assistance, please call 1-800-582-6757, business days, 9 am - 5 pm, Eastern Time.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: WHEN YOU OPEN AN ACCOUNT, WE WILL ASK FOR YOUR NAME, ADDRESS, DATE OF BIRTH, AND OTHER INFORMATION THAT WILL ALLOW US TO IDENTIFY YOU. WE MAY ALSO ASK TO SEE YOUR DRIVER'S LICENSE OR OTHER IDENTIFYING DOCUMENTS.

TYPES OF ACCOUNTS

You may invest in the Funds through the following types of accounts:

----------------------------------------------------------------------------------------------------------------------
Individual and Joint Accounts (nonretirement)                Invest as an individual  or with one or more people.  If
                                                             you are  opening a joint  account,  joint  tenancy  with
                                                             rights of  survivorship  will be  assumed  unless  other
                                                             ownership is noted on your Account Application.  You may
                                                             also  open  an  account  to  invest  assets  held  in an
                                                             existing personal trust.
----------------------------------------------------------------------------------------------------------------------
Individual Retirement Accounts (IRAs)                        You may open an account to fund a traditional IRA or a
                                                             Roth IRA. There is a $10 annual maintenance fee per
                                                             account.
----------------------------------------------------------------------------------------------------------------------
Uniform Gifts/Transfers to Minors Act                        These  accounts are maintained by a custodian you choose
(UGMA/UTMA) Accounts                                         (which may be you) on behalf of a minor.  They provide a
                                                             simple method for giving irrevocable gifts to children
                                                             without having to establish a formal trust.
----------------------------------------------------------------------------------------------------------------------
Coverdell Education Savings Account                          These  accounts  may be  established  on  behalf  of any
(formerly Education IRA)                                     child  with a  Social  Security  number  and are used to
                                                             save  for  higher  education  expenses.  There  is a $10
                                                             annual maintenance fee per account.
----------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans                          If offered by your employer, you may be able to open an
                                                             account as part of an employer-sponsored retirement
                                                             plan, such as a 401(k) plan, 403(b) plan, SEP-IRA, or
                                                             SIMPLE IRA.
----------------------------------------------------------------------------------------------------------------------
For an Organization                                          You may open an account for a
                                                             trust, corporation, partnership, endowment,
                                                             foundation, or other entity.
----------------------------------------------------------------------------------------------------------------------

You may download or request the application you need for the account type you have selected at www.domini.com or by calling 1-800-582-6757.

Automatic transaction plans are available for all account types. Please see "Buying, Selling, and Exchanging Shares" for more information.

DESCRIPTION OF SHARE CLASSES

Each Fund offers two classes of shares, Investor shares and Class R shares. Class R shares are generally available only to certain eligible retirement plans, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. The sponsors of these retirement plans provide various shareholder services to the accounts. Class R shares are not subject to distribution and service fees because the retirement plan sponsor, rather than a Fund's distributor, provides these shareholder services.

Class R shares are not generally available to retail non-retirement accounts. Other investors may purchase Investor shares. The Fund may modify the qualifications for purchase of Class R shares at any time.

BUYING, SELLING, AND EXCHANGING SHARES

The following chart describes all the ways you can buy, sell, and exchange Fund shares. If you need any additional information or assistance, please call 1-800-582-6757.

METHOD                INSTRUCTIONS
---------------------------------------------------------------------------------------------------------------------

MAIL/4\           Domini Funds
                  P.O. Box 9785
By Mail you       Providence, RI 02940
may:              To buy shares:
                  o    For your initial  investment,  complete an Account  Application  and mail it with your check.
  BUY             o    For  subsequent  investments,  fill  out  the  investment  slip  included  with  trade
  SELL                 confirmations or account statements, or send a note with your check indicating the Fund name,
  EXCHANGE             the account number, and the dollar amount.
                  o    Your check must be made payable to "Domini Funds."  Always include your account number on your check.  Note:  For our mutual protection, the Funds cannot accept checks made payable to third parties.
                  To sell shares: You must include the following information or your request may be returned:
                  o    The Fund name
                  o    The Fund account number
                  o    The dollar amount or number of shares
                  o    The signatures of all authorized signers exactly as they appear on the initial application
                  o    A Signature Guarantee, if required (see page A-[__])
                  To exchange shares:
                  You must include the following information or your request may be returned:
                  o    The Fund names
                  o    The Fund account numbers
                  o    The dollar amount or number of shares
                  o    The signatures of all authorized signers exactly as they appear on the initial application

---------------------------------------------------------------------------------------------------------------------
ONLINE/1,3,4\     Current shareholders may buy, sell, and exchange shares online 24 hours a day by following these steps:
Online you may:   o    Visit www.domini.com.
                  o    Click the "Account Access" button.
  BUY             o    Enter your Social Security number and Personal Identification Number (PIN) in the
  SELL                 appropriate fields.
  EXCHANGE        o    The "Account List" will provide you with an overview of your accounts and transaction processing options.
                  o    Online help is available at each screen.
---------------------------------------------------------------------------------------------------------------------




METHOD            INSTRUCTIONS
---------------------------------------------------------------------------------------------------------------------
PHONE /1,2,3,4\   Automated:
                  Current shareholders may buy, sell, and exchange shares using our automated telephone account
By Phone you      access system 24 hours a day by following these steps:
may:              o    Dial 1-800-582-6757.
                  o    Select "1" for automated account access.
  BUY             o    Select "1" again for account information.
  SELL            o    Enter your account number followed by the pound sign (#).
  EXCHANGE        o    Enter your Personal Identification Number (PIN).
                  o    Press "2" to process a transaction.
                  o    At any time you may press "8" to return to the previous menu or "9" to return to the main menu.

                  Shareholder Services:
                  Current shareholders may buy, sell, and exchange shares by calling 1-800-582-6757, business days, 9 am - 5 pm, Eastern Time, by following these steps:
                  o    Dial 1-800-582-6757.
                  o    Select "2" to speak with a Shareholder Services representative.

---------------------------------------------------------------------------------------------------------------------
BANK WIRE/4\      To buy shares:
                  For your initial investment, complete an Account Application and mail it to Domini Funds (see
By Bank Wire      page A-[__] for address).
you may:
                  New accounts, call 1-800-582-6757 to obtain an account number before wiring funds.
  BUY
  SELL            You must include the following information in your wire transfer or your money may be returned uninvested:
                  o    Bank: PNC Bank
                  o    ABA: 031000053
                  o    Acct Name: Domini Social Investments
                  o    Acct #: 86-0690-5468
                  o    FBO: Fund Name, Account Name, and Account Number at Domini Funds

                  To sell shares:
                  You may request receipt of redemption proceeds by wire online, in writing, or by speaking with a Shareholder Services representative at 1-800-582-6757.

                  To establish wire redemption privileges on a new account, fill out the appropriate area on the
                  Account Application and attach a voided check.


---------------------------------------------------------------------------------------------------------------------






METHOD            INSTRUCTIONS
---------------------------------------------------------------------------------------------------------------------

BANK WIRE         If you would like to establish wire redemption privileges on an existing account, you must
(continued)       submit a written request that contains the following information:
                  o    Bank name and address
                  o    ABA/routing number
                  o    Account name and number
                  o    Account type (checking, money market, or savings)

                  A Signature Guarantee must be included on the letter (see page A-[__]). There is a $10 wire transfer fee (deducted directly from sale proceeds) and a $1,000 minimum wire amount. The wire transfer fee and the minimum wire amount may be waived for certain individuals and institutions at the Manager's discretion.

---------------------------------------------------------------------------------------------------------------------

     1 First-time users will need to call 1-800-582-6757, business days, 9 am - 5 pm, Eastern Time, to obtain a PIN and to set up ACH (Automated Clearing House) privileges, which are necessary to use this service.

     2 Neither the Funds nor their transfer agent or distributor will be liable for any loss, liability, cost, or expense for acting on telephone instructions believed to be genuine. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please contact the Funds if you wish to suspend telephone redemption privileges.

     3 Your ACH transaction will be considered in good order on the date the ACH transaction is received by the Funds. This may take up to 48 hours.

     4 Redemptions in excess of $100,000 made within 90 days of settlement of a purchase will be subject to a redemption fee equal to 2% of the amount redeemed. The redemption fee will be deducted from your redemption proceeds and returned to the applicable Fund. The redemption fee is not imposed on redemptions of shares held by 401(k) plans or shares acquired as a result of reinvestment of dividends or distributions. Shares of the Domini Social Equity Fund and the Domini Social Bond Fund purchased prior to November 28, 2003, will not be subject to the redemption fee. This fee ensures that portfolio trading costs are borne by investors making the transaction and not by shareholders remaining in the Fund.

You may exchange all or a portion of your Fund shares into shares of the same class of any other available Domini Fund. You may also deposit redemption proceeds into the Domini Money Market Account.(R)


     ---------------------------------------------------------------------------
       DOMINI MONEY MARKET ACCOUNT(R)

       The Domini Money Market Account (DMMA) offered through ShoreBank is an FDIC-insured (up to certain limits) interest-bearing account with direct community development benefits. You may open and maintain a DMMA at no charge, and take advantage of free check-writing (with a $500 minimum per check) and easy transfers by telephone to and from your Domini Fund account. A DMMA investment is subject to certain terms and conditions. Please call 1-800-582-6757 or visit www.domini.com for more information. The rate of return for the DMMA will vary. The Domini Funds are not insured by the FDIC.
     ---------------------------------------------------------------------------

For more information on transferring assets from another mutual fund family, please call 1-800-582-6757.

--------------------------------------------------------------------------------
THE ADVANTAGE OF DOLLAR-COST AVERAGING

One thing is certain: Markets fluctuate. Even experienced investors often find it impossible to accurately time a market, and to "buy low and sell high."

Dollar-cost averaging is an investment strategy designed to avoid the pitfalls of market timing by investing equal amounts of money at regular intervals (monthly, quarterly, and so on) over a long period of time.

The advantage of dollar-cost averaging is that an investor buys more shares at lower prices, and fewer shares at higher prices. As a result, an investor ends up paying an average price per share over a period of time.

The key to dollar-cost averaging is to stick with it for the long term, through periods of rising and falling markets. Of course, no strategy can guarantee a profit, or protect your investment from losses. Strictly adhering to a long-term dollar-cost averaging strategy, however, is a good way to avoid the mistake of investing all of your money when the market is high.

To facilitate dollar-cost averaging you may purchase Fund shares at regular intervals through the Funds' Automatic Investment Plan.
--------------------------------------------------------------------------------

AUTOMATIC TRANSACTION PLANS

Automatic transaction plans are available for your convenience to purchase or to sell shares at specified intervals without having to manually initiate each transaction.

AUTOMATIC INVESTMENT PLAN

Our Automatic Investment Plan allows you to have specified amounts automatically deducted from your bank account or Domini Money Market Account and invested in a Fund in monthly, quarterly, semi-annual, or annual intervals. This service can be established for your account at any time. Call 1-800-582-6757 for more information.

This service may take up to four weeks to begin. Also, due to the varying procedures to prepare, process, and forward the bank withdrawal information to the Funds, there may be periodic delays in posting the funds to your account.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares of a Fund with an aggregate value of $10,000 or more, you may establish a Systematic Withdrawal Plan under which shares will be sold, at net asset value, in the amount and for the periods specified (minimum $100 per payment).

There is no charge to participate in the Systematic Withdrawal Plan. Call 1-800-582-6757 for more information.

ADDITIONAL INFORMATION ON SELLING SHARES

SIGNATURE GUARANTEES
You are required to obtain a Medallion Signature Guarantee from a participating institution for any:

o    Sales (redemptions) exceeding $50,000
o Written sales requests, regardless of amount, made within 30 days following any changes in account registration
o Redemptions made to a third party or to an address other than the address for which the account is registered (unless already established on your account)

The following types of institutions may participate in the Medallion Signature Guarantee program:

o    Banks
o    Savings institutions
o    Credit unions
o    Broker-dealers
o    Other guarantors acceptable to the Funds and their transfer agent

The Funds and their transfer agent cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud. The Funds or their transfer agent may, at their option, request further documentation prior to accepting requests for redemptions.

UNUSUAL CIRCUMSTANCES

Each Fund reserves the right to revise or terminate the telephone or the online redemption privilege at any time, without notice. In the event that a Fund suspends telephone redemption privileges, or if you have difficulty getting through on the phone, you will still be able to redeem your shares through the other methods listed above.

Each Fund may postpone payment of redemption proceeds under either of these circumstances:

o During any period in which the New York Stock Exchange is closed or in which trading is restricted

o If the Securities and Exchange
Commission determines that an emergency exists

LARGE REDEMPTIONS

It is important that you call the Fund before you redeem any amount in excess of $500,000. We must consider the interests of all Fund shareholders and so reserve the right to delay delivery of your redemption proceeds -- up to seven days -- if the amount to be redeemed will disrupt a Fund's operation or performance.

Each Fund reserves the right to pay part or all of the redemption proceeds in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

In an effort to protect the Funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a Fund, except upon approval of the Manager. In addition, redemptions in excess of $100,000 made within 90 days of settlement of a purchase will be subject to a redemption fee equal to 2% of the amount redeemed. The redemption fee will be deducted from your redemption proceeds and returned to the applicable Fund. The redemption fee is not imposed on redemptions of shares held by 401(k) plans or shares acquired as a result of reinvestment of dividends or distributions. Shares of the Domini Social Equity Fund and the Domini Social Bond Fund purchased prior to November 28, 2003, will not be subject to the redemption fee. This fee ensures that portfolio trading costs are borne by investors making the transaction and not by shareholders remaining in the Fund.

     --------------------------------------------------------------------
     IMPORTANT: Once a redemption order is placed, the transaction CANNOT be cancelled.
     --------------------------------------------------------------------

HOW THE PRICE OF YOUR SHARES IS DETERMINED

The price of your shares is based on the net asset value of the applicable class of shares of the Fund that you hold. The net asset value (or NAV) of each class of shares of each Fund, is determined at the close of regular trading on the New York Stock Exchange, normally 4 pm, Eastern Time, on each day the Exchange is open for trading. This calculation is made by deducting the amount of the liabilities (debts) of the applicable class of shares of the applicable Fund, from the value of its assets, and dividing the difference by the number of outstanding shares of the applicable class of the Fund.

--------------------------------------------------------------------------------
Net Asset Value (NAV) =          Total Assets - Total Liabilities
                                 --------------------------------
                                   Number of Shares Outstanding
--------------------------------------------------------------------------------


To calculate the value of your investment, simply multiply the NAV by the number of shares of the Fund you own.

HOW CAN I FIND OUT THE NAV OF MY SHARES?

You may obtain the NAV for your shares 24 hours a day ONLINE at www.domini.com or BY PHONE by calling 1-800-582-6757 from a touch-tone phone and accessing our automated system.

NEWSPAPER LISTINGS: This information is also listed in the mutual fund listings of most major newspapers. The Domini Social Equity Fund is most commonly listed as Dom Soc Inv-Soc Equity. The Domini Social Bond Fund is most commonly listed as Dom Soc Inv-Soc Bond.

QUARTERLY STATEMENTS: You will also receive this information quarterly, on your account statement.

HOW DO YOU DETERMINE WHAT PRICE I WILL GET WHEN I BUY SHARES?

If your order is received by the Funds by 4 pm, Eastern Time, in good order, you will receive the NAV determined at the end of that day. Please note that ACH transactions placed before 4 pm, Eastern Time, on a business day will receive the NAV determined at the end of the following business day. ACH transactions received between 4 pm and 12 am, Eastern Time, will receive the NAV determined at the end of the second business day following the transaction.

Each Fund may stop offering its shares for sale at any time and may reject any order for the purchase of its shares.

HOW DO YOU DETERMINE WHAT PRICE I WILL GET WHEN I SELL SHARES?

When you sell shares, you will receive the next share price that is calculated after your sale request is received by the Funds in good order. See "What is `Good Order'?" on page A-[__] of this prospectus. Please note that redemption requests received after the share price has been calculated for any Fund, normally 4 pm, Eastern Time, will be processed at the next share price that is calculated by the Fund the next business day a Fund's share price has been calculated. The appropriate Fund will normally pay for the shares on the next day the New York Stock Exchange is open for trading, but in any event within 7 days. Sales of shares in excess of $100,000 made within 90 days of settlement of a purchase will be subject to an early redemption fee with certain exceptions (See page [___] for more information). A Fund may delay payment if your check in payment for the purchase of the shares you wish to sell has not yet cleared (this may take up to 15 days). Each Fund may pay by check or, if you have completed the appropriate box on the Account Application, by wire transfer.

Access to the automated telephone system and online processing may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons.

HOW IS THE VALUE OF SECURITIES HELD BY THE FUNDS DETERMINED?

Each Fund typically uses market prices to value securities. However, when a market price is not available, or when a Fund has reason to believe that the price does not represent market realities, the Fund will value securities instead by using methods approved by the Fund's Board of Trustees. In such a case, the Fund's value for a security may be different from quoted market values.

Each short-term obligation (with a remaining maturity of less than 60 days) is valued at amortized cost, which constitutes fair value as determined by the Board of Trustees.

FUND STATEMENTS AND REPORTS

HOUSEHOLDING

To keep the Funds' costs as low as possible, and to conserve paper usage, where practical, we attempt to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, rather than send a separate report to each shareholder, we will send just one report to that address. If your household is receiving separate mailings that you feel are unnecessary, or if you want us to send separate statements, notify our Shareholder Services department at 1-800-582-6757.

CONFIRMATION STATEMENTS

Statements confirming the trade date and the amount of your transaction are sent each time you buy, sell, or exchange shares. Confirmation statements are not sent for reinvested dividends or for purchases made through automatic investment plans. Always verify your transactions by reviewing your confirmation statement carefully for accuracy. Please report any discrepancies promptly to our Shareholder Services department at 1-800-582-6757.

FUND FINANCIAL REPORTS

The Funds' Annual Report is mailed in September, and the Funds' Semi-Annual Report is mailed in March. These reports include information about a Fund's performance, as well as a complete listing of that Fund's holdings. You may choose to receive these reports by email rather than hard copy by signing up for edelivery at www.domini.com. The Funds' most recent reports are available online at www.domini.com.

TAX STATEMENTS

Each year we will send you a statement reporting the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts as required by the IRS. These are generally mailed in January.

DIVIDENDS AND CAPITAL GAINS

Each Fund pays to its shareholders substantially all of its net income in the form of dividends. Dividends from net income (excluding capital gains), if any, are typically paid by the DOMINI SOCIAL EQUITY FUND semi-annually (usually in June and December), and by the DOMINI SOCIAL BOND FUND monthly. Any capital gain dividends are distributed annually in December.

You may elect to receive dividends either by check or in additional shares. Unless you choose to receive your dividends by check, all dividends will be reinvested in additional shares. In either case, dividends are normally taxable to you in the manner described below.

TAXES

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation and the status of your account under state and local laws.

TAXABILITY OF DIVIDENDS

Each year the Funds will mail you a report of your dividends for the prior year and how they are treated for federal tax purposes. You will normally have to pay federal income taxes on the dividends you receive from the Funds, whether you take the dividends in cash or reinvest them in additional shares. Dividends designated by the Fund as capital gain dividends are taxable as long-term capital gains. Other dividends are generally taxable as ordinary income. Some dividends paid in January may be taxable to you as if they had been paid the previous December.

BUYING A DIVIDEND

Dividends paid by a Fund will reduce that Fund's net asset value per share. As a result, if you buy shares just before a Fund pays a dividend, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a dividend on which you may need to pay tax.

TAXABILITY OF TRANSACTIONS

Any time you sell or exchange shares in a nonretirement account, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

--------------------------------------------------------------------------------
IMPORTANT: By law, you must certify that the Social Security or taxpayer identification number you provide the Funds is correct and that you are not otherwise subject to backup withholding for failing to report income to the
IRS. The Funds may be required to withhold (and pay over to the IRS for your credit) taxes, at the rate then in effect, from certain distributions and proceeds it pays you if you fail to provide this information or otherwise violate IRS regulations. The backup withholding tax rate is currently 30% and will gradually be reduced to 28% in a series of steps ending January 1, 2006.
--------------------------------------------------------------------------------

ANTI-MONEY LAUNDERING

As part of our required anti-money laundering program, we may ask you to provide various identification documents or other information when you open or make certain significant changes to your account. Until you provide the information or documents required, you may not be able to open an account or effect additional transactions.

RIGHTS RESERVED BY THE FUNDS

Each Fund and its agents reserve the following rights:
  o  To waive or lower investment minimums
  o  To refuse any purchase or exchange order
  o  To stop selling shares at any time
  o To cancel any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the transaction or prior to the time the shareholder receives confirmation of the transaction, whichever is sooner
  o  To implement policies designed to prevent excessive trading
  o  To adopt policies requiring redemption of shares in certain circumstances
  o To freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is a reason to believe a fraudulent transaction may occur
  o To otherwise modify the conditions of purchase and any services at any time
  o  To act on instructions believed to be genuine
  o To notify shareholders and redeem accounts (other than retirement and Automatic Investment Plan accounts) with a value of less than $500

These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of a Fund.

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or in the case of the Domini Social Bond Fund, since its inception). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the applicable Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with a Fund's financial statements, is included in the Annual Report, which is available upon request.

Effective ________ __, 2003, all outstanding shares of each Fund were designated Investor shares. The financial highlights tables below provide information relating to each Fund's Investor shares. Class R shares are newly offered, and have not issued financial statements as of the date of this Prospectus.

DOMINI SOCIAL EQUITY FUND

[Financial highlights to be added by amendment.]

DOMINI SOCIAL BOND FUND

[Financial highlights to be added by amendment.]

Domini Social Investments,(R) Domini Social Equity Fund,(R) Domini Social Bond Fund,(R) Domini Institutional Social Equity Fund,SM Domini Money Market Account,(R) The Responsible Index Fund,SM The Way You Invest Matters,(R) and domini.com(R) are registered service marks of Domini Social Investments LLC.

Domini 400 Social IndexSM is a service mark of KLD Research & Analytics, Inc.
(KLD), which is used under license. KLD is the owner of the Domini 400 Social Index. KLD determines the composition of the Domini 400 Social Index but is not the manager of the Domini Social Index Portfolio, the Domini Social Equity Fund, or the Domini Institutional Social Equity Fund.

The Domini Social Equity Fund is not sponsored, endorsed, sold, or promoted by KLD Research & Analytics, Inc. (KLD). KLD makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. KLD has no obligation to take the needs of Domini Social Investments LLC or the shareholders of the Fund into consideration in determining, composing, or calculating the Domini 400 Social Index. KLD is not responsible for and has not participated in the management of the Fund or the distribution of the shares of the Fund. KLD has no obligation or liability in connection with the administration, marketing, or trading of the Fund.

KLD DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN AND KLD SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. KLD MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY DOMINI SOCIAL INVESTMENTS LLC, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN. KLD MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL KLD HAVE ANY LIABILITY FOR ANY SPECIAL PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FOR ADDITIONAL INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about a Fund's investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. These reports include a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year, as well as a complete listing of each Fund's holdings. They are available by mail from Domini Social Investments, or online at www.domini.com.

STATEMENT OF ADDITIONAL INFORMATION

The Funds' Statement of Additional Information contains more detailed information about each Fund and its management and operations. The Statement of Additional Information is incorporated by reference into this prospectus and is legally part of it. It is available by mail from Domini Social Investments.

PROXY VOTING AND SOCIAL AND ENVIRONMENTAL CRITERIA

Visit www.domini.com for more complete information about Domini Social Investments' proxy voting policies and procedures, to view the Funds' current proxy voting decisions, to learn more about the firm's shareholder activism program, and for extensive information about the social and environmental criteria used to maintain the Domini 400 Social Index.SM

CONTACT DOMINI

To make inquiries about the Funds or obtain copies of any of the above free of charge, call 1-800-582-6757 or write to:

     Domini Social Investments
     P.O. Box 9785
     Providence, RI 02940

WEBSITE: To learn more about the Funds or about socially responsible investing, visit us online at www.domini.com.

SECURITIES AND EXCHANGE COMMISSION

Information about the Funds (including the Statement of Additional Information) is available on the EDGAR database on the SEC's website, www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102. You may also visit the SEC's Public Reference Room in Washington, D.C. For more information about the Public Reference Room you may call the SEC at 1-202-942-8090.

File No. 811-5823

                      STATEMENT OF ADDITIONAL INFORMATION

                               November 28, 2003


                           DOMINI SOCIAL EQUITY FUND
                            DOMINI SOCIAL BOND FUND

TABLE OF CONTENTS                                                         PAGE

1.   The Funds.......................................................      __

2.   Investment Objectives; Information Concerning Fund
     Structure; Investment Policies, Proxy Voting Policies,
     and Investment Restrictions.....................................      __

3.   Performance Information.........................................      __

4.   Determination of Net Asset Value; Valuation of Portfolio
     Securities; Additional Purchase Information.....................      __

5.   Management of the Funds and the Portfolio.......................      __

6.   Independent Auditors............................................      __

7.   Taxation........................................................      __

8.   Portfolio Transactions and Brokerage Commissions................      __

9.   Description of Shares, Voting Rights, and Liabilities...........      __

10.  Financial Statements............................................      __

11.  Appendix A- Rating Information..................................     A-1

12.  Appendix B- Proxy Voting Policies and Procedures................     B-1

     This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus dated November 28, 2003, as amended from time to time. This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page [__] hereof. These financial statements can be found in the Funds' Annual Report to Shareholders. An investor may obtain copies of the Funds' Prospectus and Annual Report without charge by contacting Domini Social Investments at (800) 582-6757.

     This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus and should be read only in conjunction with such prospectus.

                                  1. THE FUNDS

     The Domini Social Equity Fund (the "Equity Fund") and the Domini Social Bond Fund (the "Bond Fund," and collectively with the Equity Fund, the "Funds") are each no-load, diversified, open-end management investment companies. Each Fund is a series of shares of beneficial interest of Domini Social Investment Trust (the "Trust"), which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 7, 1989, and commenced operations on June 3, 1991. Prior to January 20, 2000, the name of the Trust was "Domini Social Equity Fund."

     Each Fund offers to buy back (redeem) its shares from its shareholders at any time at net asset value. References in this Statement of Additional Information to the "Prospectus" are to the current Prospectus of the Funds, as amended or supplemented from time to time.

     Domini Social Investments LLC ("Domini" or the "Manager") supervises the overall administration of the Equity Fund and provides investment advisory and administrative services to the Bond Fund. The Board of Trustees provides broad supervision over the affairs of each Fund. Shares of each Fund are continuously sold by DSIL Investment Services LLC, the Funds' distributor ("DSILD" or the "Distributor"). An investor should obtain from Domini, and should read in conjunction with the Prospectus, the materials describing the procedures under which Fund shares may be purchased and redeemed.

     The Equity Fund seeks to achieve its investment objective by investing all its assets in the Domini Social Index Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Equity Fund. Domini is the Portfolio's investment manager. SSgA Funds Management, Inc. is the Portfolio's investment submanager ("SSgA" or the "Portfolio Submanager"). SSgA manages the investments of the Portfolio from day to day in accordance with the Portfolio's investment objective and policies. KLD Research & Analytics, Inc. ("KLD") determines the composition of the Domini 400 Social IndexSM (the "Index"). Domini 400 Social IndexSM is a service mark of KLD which is licensed to Domini with the consent of Amy L. Domini (with regard to the word "Domini"). KLD is the owner of the Index but is not the manager of the Equity Fund or the Portfolio. Pursuant to agreements among KLD, Domini, Amy L. Domini, and each of the Equity Fund and the Portfolio, the Equity Fund and the Portfolio may be required to discontinue use of KLD's service mark if (a) Domini ceases to be the investment manager of the Portfolio, (b) Ms. Domini or Domini withdraws her or its consent to the use of the word "Domini" or (c) the license agreement between KLD and Domini is terminated.

     ShoreBank is the Bond Fund's investment submanager ("ShoreBank" or the "Bond Fund Submanager"). ShoreBank manages the investments of the Bond Fund from day to day in accordance with that Fund's investment objective and policies.

     The Portfolio Submanager and the Bond Fund Submanager are collectively referred to herein as the "Submanagers", and each a "Submanager."

                           2. INVESTMENT OBJECTIVES;
                  INFORMATION CONCERNING INVESTMENT STRUCTURE;
    INVESTMENT POLICIES, PROXY VOTING POLICIES, AND INVESTMENT RESTRICTIONS

                             INVESTMENT OBJECTIVES

     The EQUITY FUND seeks to provide its shareholders with long-term total return that matches the performance of the Domini 400 Social Index,SM an index made up of the stocks of 400 companies selected using social and environmental criteria.

     The investment objective of the BOND FUND is to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that meet the Fund's social and environmental criteria.

     The investment objective of a Fund may be changed without the approval of that Fund's shareholders, but not without written notice thereof to shareholders 30 days prior to implementing the change. If there is a change in a Fund's investment objective, shareholders of that Fund should consider whether the Fund remains an appropriate investment in light of their financial positions and needs. The investment objective of the Portfolio may also be changed without the approval of the investors in the Portfolio, but not without written notice thereof to the investors in the Portfolio (and notice by the Equity Fund to its shareholders) 30 days prior to implementing the change. There can, of course, be no assurance that the investment objective of any Fund or the Portfolio will be achieved.

                     INFORMATION CONCERNING FUND STRUCTURE

     Unlike other mutual funds which directly acquire and manage their own portfolio securities, the EQUITY FUND seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, a separate registered investment company with the same investment objective as the Equity Fund. In addition to selling a beneficial interest to the Equity Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions as the Equity Fund and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Equity Fund due to variations in sales commissions and other operating expenses. Investors in the Equity Fund should be aware that differences in sales commissions and operating expenses may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Manager at 212-217-1100.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. This possibility also exists for traditionally structured funds which have large or institutional investors. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Subject to exceptions that are not inconsistent with applicable rules or policies of the Securities and Exchange Commission (the "SEC"), whenever the Equity Fund is requested to vote on matters pertaining to the Portfolio, the Equity Fund will hold a meeting of shareholders of the Equity

Fund and will cast all of its votes in the same proportion as the votes of the Equity Fund's shareholders. Fund shareholders who do not vote will not affect the Equity Fund's votes at the Portfolio meeting. The percentage of the Equity Fund's votes representing Fund shareholders not voting will be voted by the Trustees of the Equity Fund in the same proportion as the Equity Fund shareholders who do, in fact, vote. Certain changes in the Portfolio's investment objective, policies, or restrictions may require the Equity Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution) from the Portfolio. If securities are distributed, the Equity Fund could incur brokerage, tax, or other charges in converting the securities to cash. In addition, the distribution "in kind" may result in a less diversified portfolio of investments or adversely affect the liquidity of the Equity Fund. Notwithstanding the above, there are other potential means for meeting shareholder redemption requests, such as borrowing.

     The Board of Trustees believes that the aggregate per share expenses of the Equity Fund and the Portfolio are less than or approximately equal to the expenses which the Equity Fund would incur if it retained the services of an investment manager and an investment submanager and invested directly in the types of securities being held by the Portfolio.

     The Equity Fund may withdraw its investment from the Portfolio at any time if the Board of Trustees determines that it is in the best interests of the Equity Fund's shareholders to do so. The Equity Fund may realize taxable income as the result of receiving a distribution of cash in connection with a withdrawal of its investment from the Portfolio. In addition, any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution) from the Portfolio. If securities are distributed, the Equity Fund may incur brokerage, tax, or other charges in converting the securities to cash. The Equity Fund may also realize taxable income as the result of receiving an "in kind" distribution in connection with any such withdrawal or as the result of contributing securities it receives from the Portfolio to another pooled investment entity. Upon any such withdrawal, the Board of Trustees of the Equity Fund would consider what action might be taken, including the investment of all the assets of the Equity Fund in another pooled investment entity having the same investment objective as the Equity Fund or the retention of an investment adviser to manage the Equity Fund's assets in accordance with the investment policies described above with respect to the Portfolio. In the event the Trustees of the Equity Fund were unable to find a substitute investment company in which to invest the Equity Fund's assets and were unable to secure directly the services of an investment manager and investment submanager, the Trustees would seek to determine the best course of action.

     The BOND FUND invests directly in securities and does not invest through a Portfolio.

     Each Fund offers two classes of shares, Investor shares and Class R shares. Class R shares are generally available only to certain eligible retirement plans, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. The sponsors of these retirement plans provide various shareholder services to the accounts. Class R shares are not generally available to retail non-retirement accounts. Other investors may purchase Investor shares of the Funds.

                              INVESTMENT POLICIES

     The following supplements the information concerning the Funds' and the Portfolio's investment policies contained in the Prospectus and should only be read in conjunction therewith. References to the Portfolio include the Equity Fund, and references to the Equity Fund include the Portfolio, unless in either case the context otherwise requires.

EQUITY FUND

     INDEX INVESTING: The Portfolio is not managed in the traditional investment sense, since changes in the composition of its securities holdings are made in order to track the changes in the composition of securities included in the Index. Moreover, inclusion of a stock in the Index does not imply an opinion by KLD, the Manager, or the Portfolio Submanager as to the merits of that specific stock as an investment. Because the Portfolio seeks to track, rather than exceed, the performance of a particular index, investors should not expect to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth. However, KLD and the Manager believe that enterprises which exhibit a social awareness, based on the criteria described in the Prospectus, should be better prepared to meet future societal needs for goods and services and may also be less likely to incur certain legal liabilities that may be incurred when a product or service is determined to be harmful, and that such enterprises should over the longer term be able to provide a positive return to investors.

     The Portfolio intends to readjust its securities holdings periodically such that those holdings will correspond, to the extent reasonably practicable, to the Index both in terms of composition and weighting. The timing and extent of adjustments in the holdings of the Portfolio, and the extent of the correlation of the holdings of the Portfolio with the Index, will reflect the Portfolio Submanager's judgment as to the appropriate balance between the goal of correlating the holdings of the Portfolio with the composition of the Index, and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of interests in the Portfolio. To the extent practicable, the Portfolio will seek a correlation between the weightings of securities held by the Portfolio and the weightings of the securities in the Index of 0.95 or better. A figure of 1.0 would indicate a perfect correlation. To the extent practicable, the Portfolio will attempt to be fully invested. The ability of the Equity Fund to duplicate the performance of the Index by investing in the Portfolio will depend to some extent on the size and timing of cash flows into and out of the Equity Fund and the Portfolio as well as the Equity Fund's and the Portfolio's expenses.

     The Board of Trustees will receive and review, at least quarterly, a report prepared by the Portfolio Submanager comparing the performance of the Portfolio with that of the Index and comparing the composition and weighting of the Portfolio's holdings with those of the Index. The Trustees will consider what action, if any, should be taken in the event of a significant variation between the performance of the Portfolio and that of the Index, or between the composition and weighting of the Portfolio's securities holdings with those of the stocks comprising the Index. If the correlation between the weightings of securities held by the Portfolio and the weightings of the stocks in the Index falls below 0.95, the Board of Trustees will review with the Portfolio Submanager methods for increasing such correlation, such as through adjustments in securities holdings of the Portfolio.

     In selecting stocks for inclusion in the Index, KLD evaluated, in accordance with the social criteria described in the Prospectus, each of the companies the stocks of which comprise the Standard & Poor's 500 Index (the "S&P 500"). If a company whose stock was included in the S&P 500 met KLD's social criteria and met KLD's further criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover, it was included in the Index. As of July 31, 2003, of the 500 companies whose stocks comprised the S&P 500, approximately 49% were included in the Index. The remaining stocks comprising the Index (i.e., those which are not included in the S&P 500) were selected based upon KLD's evaluation of the social criteria described in the Prospectus, as well as upon KLD's criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover. A company which is not included in the S&P 500 may be included in the Index primarily in order to afford representation to an industry sector which would otherwise be under-represented in the Index. Because of the social criteria applied in the selection of stocks comprising the Index, industry sector weighting in the Index may vary materially from the industry weightings in other stock indexes, including the S&P 500, and certain industry sectors will be excluded altogether. KLD may exclude from the Index stocks issued by companies which are in bankruptcy or whose bankruptcy KLD believes may be imminent. KLD may also remove from the Index stocks issued by companies which no longer meet its investment criteria.

     The weightings of stocks in the Index are based on each stock's relative total market capitalization (i.e., market price per share times the number of shares outstanding). Because of this weighting, as of July 31, 2003 approximately 29.42% and 44.90% of the Index was composed of the 10 largest and 20 largest companies, respectively, in the Index.

     The component stocks of the S&P 500 are chosen by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange (the "NYSE") common stock population, taken as the assumed model for the composition of the total market. Construction of the S&P 500 by S&P proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the S&P 500 does not comprise the 500 largest companies listed on the NYSE. Not all stocks included in the S&P 500 are listed on the NYSE. Inclusion of a stock in the S&P 500 in no way implies an opinion by S&P as to its attractiveness as an investment, nor is S&P a sponsor of or otherwise affiliated with the Equity Fund or the Portfolio.

     CONCENTRATION: It is a fundamental policy of the Portfolio and the Equity Fund that neither the Portfolio nor the Equity Fund may invest more than 25% of the total assets of the Portfolio or the Equity Fund, respectively, in any one industry, although the Equity Fund will invest all of its assets in the Portfolio, and the Portfolio may and would invest more than 25% of its assets in an industry if stocks in that industry were to comprise more than 25% of the Index. Based on the current composition of the Index, this is considered highly unlikely. If the Portfolio were to concentrate its investments in a single industry, the Portfolio and the Equity Fund would be more susceptible to any single economic, political, or regulatory occurrence than would be another investment company which was not so concentrated.

BOND FUND

     BANK OBLIGATIONS: The Bond Fund may invest in bank obligations, including:

     o certificates of deposit, which are negotiable interest-bearing instruments with a specific maturity; certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity;

     o time deposits (including Eurodollar time deposits), which are non-negotiable receipts issued by a bank in exchange for the deposit of funds; time deposits earn a specified rate of interest over a definite period of time, but cannot be traded in the secondary market; time deposits with a withdrawal penalty are considered to be illiquid securities;

     o bankers' acceptances, which are bills of exchange or time drafts drawn on and accepted by a commercial bank; they are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange; maturities are generally six months or less; and

     o    other short-term debt obligations.

     The Bond Fund's investments in bank obligations are particularly susceptible to adverse events in the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank's borrowers get in financial trouble, their failure to repay the bank will also negatively affect the bank's financial situation.

     Bank obligations may be issued by domestic banks, foreign subsidiaries, or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.

     COMMERCIAL PAPER: The Bond Fund may invest in commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

     VARIABLE RATE OBLIGATIONS: Unlike most bonds, which pay a fixed rate of interest, variable rate debt obligations pay interest at rates that change based on market interest rates. Interest rates on variable rate obligations may move in the same or in the opposite direction as market interest rates and may increase or decrease based on a multiple of the change in a market interest rate. These obligations tend to be highly sensitive to interest rate movements.

     MORTGAGE-BACKED SECURITIES: The Bond Fund may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans. Interests in pools of mortgage-related securities differ from other forms of debt instruments which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing, or foreclosure of the underlying property, net of fees or costs which may be incurred. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.

     The principal governmental issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("Ginnie Mae"), Fannie Mae (formerly the Federal National Mortgage Association) ("Fannie Mae"), and Freddie Mac (formerly the Federal Home Loan Mortgage Corporation) ("Freddie Mac"). Obligations of Ginnie Mae are backed by the full faith and credit of the U.S. government while obligations of Fannie Mae and Freddie Mac are supported by the respective agency only.

     A portion of the Bond Fund's assets may be invested in collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by Ginnie Mae, Fannie Mae, or Freddie Mac but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The Bond Fund may also invest a portion of its assets in multi-class pass-through securities which are interests in a trust composed of Mortgage Assets. CMOs (which include multi-class pass-through securities) may be issued by agencies, authorities, or instrumentalities of the U.S. government or by private originators of or investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. The class of CMO, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly, or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in various ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

     The Bond Fund also may invest in real estate mortgage investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

     Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. This particular risk, referred to as "maturity extension risk," may effectively convert a security that was considered short- or intermediate-term at the time of purchase into a long-term security. The prices of long-term securities generally fluctuate more widely than short- or intermediate-term securities in response to changes in interest rates. Thus, rising interest rates would not only likely decrease the value of the Bond Fund's fixed income securities, but would also increase the inherent volatility of the Fund by effectively converting short-term debt instruments into long-term debt instruments. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

     CORPORATE ASSET-BACKED SECURITIES: The Bond Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

     Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

     Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (a) liquidity protection and (b) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The degree of credit support provided for each issue is generally based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     MORTGAGE "DOLLAR ROLLS": The Bond Fund may enter into mortgage dollar roll transactions. In these transactions, the Bond Fund sells mortgage-backed securities for delivery in the future and at the same time contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Bond Fund does not receive principal and interest paid on the mortgage-backed securities. The Bond Fund is compensated for the lost principal and interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Bond Fund may also be compensated by receipt of a commitment fee. However, the Bond Fund takes the risk that the market price of the mortgage-backed security may drop below the future purchase price. When the Bond Fund uses a mortgage dollar roll, it is also subject to the risk that the other party to the agreement will not be able to perform. The Bond Fund will invest only in covered rolls, which are specific types of dollar rolls for which the Bond Fund establishes a segregated account with liquid high grade debt instruments equal in value to the securities subject to repurchase by the Fund.

     SECURITIES RATED Baa or BBB: The Bond Fund may purchase securities rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by S&P and securities of comparable quality. A description of the ratings applied by Moody's and S&P is included in Appendix A. These securities may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. The market prices of these securities may go up and down more than higher-rated securities and may go down significantly in periods of general economic difficulty which may follow periods of rising interest rates.

     CALL FEATURES: Certain securities held by the Bond Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Bond Fund during a time of declining interest rates, the Bond Fund may have to reinvest that money at the lower prevailing interest rates.

     ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Bond Fund may invest in debt obligations called zero coupon bonds, deferred interest bonds, and payment-in-kind ("PIK") bonds. Zero coupon bonds do not pay any interest. Instead, zero coupon bonds are issued at a significant discount from the value the Bond Fund expects to receive upon maturity. Deferred interest bonds are similar to zero coupon bonds except that they begin to pay interest after some delay. Although PIK bonds may pay interest in cash, they also are similar to zero coupon bonds or deferred interest bonds because the issuer has the option to make interest payments in additional debt obligations rather than cash. Because these bonds may not pay interest at regular intervals, changes in interest rates affect the value of zero coupon, deferred interest, and PIK bonds more than debt obligations that pay regular interest, and the credit risk of these bonds tends to be greater than the credit risk of debt obligations which pay regular interest. Even though zero coupon, deferred interest, and PIK bonds may not make payments of interest until maturity or until after a delay, the Bond Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, it may be necessary at times for the Bond Fund to sell investments in order to make these distribution payments.

     STRIPPED SECURITIES: The Bond Fund may invest in stripped securities, such as interest-only strips (called IOs), which may receive only interest payments and other types of stripped securities, such as principal-only strips (called
POs), that may receive only principal payments. Stripped securities are more sensitive to changes in interest rates than are certain other debt instruments. The value of IOs generally will decrease as interest rates increase. As interest rates decrease, the Bond Fund's investments in IOs may be adversely affected by a rapid rate of principal payments (including prepayments) on the underlying securities. A rapid rate of principal payments (including prepayments) may cause an IO to mature before the Bond Fund recovers its initial investment in the security. Conversely, if interest rates increase, the Bond Fund's investments in POs may be adversely affected by a lower than expected rate of principal payments (including prepayments) on the underlying securities. A lower rate of principal payments (including prepayments) effectively extends the maturity of a PO.

     SWAPS AND RELATED INVESTMENTS: The Bond Fund may use swaps, caps, collars, and floors to hedge against a change in interest rates or other rates which could affect the value of securities in its portfolio. Interest rate swaps involve the exchange by the Bond Fund with another party of their respective commitments to pay or receive interest. An equity swap is an agreement to exchange cash flows on a principal amount based on changes in the values of the reference index. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

     The Bond Fund will maintain liquid assets with its custodian or otherwise cover its current obligations under swap transactions in accordance with current regulations and policies applicable to the Fund.

     The most significant factor in the performance of swaps, caps, floors, and collars is the change in the specific interest rate, equity, or other factor that determines the amount of payments to be made under the arrangement. If the Manager or the Bond Fund Submanager is incorrect in its forecasts of such factors, the investment performance of the Bond Fund will be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Bond Fund, the Bond Fund must be prepared to make such payments when due. The Bond Fund will not enter into any swap unless the Manager or the Bond Fund Submanager deems the counterparty to be creditworthy. If the counterparty's creditworthiness declines, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Bond Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Bond Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

     Swap agreements are subject to the Bond Fund's overall limit that not more than 15% of its net assets may be invested in illiquid securities.

     STRUCTURED NOTES AND INDEXED SECURITIES: The Bond Fund may invest in structured notes and indexed securities. A structured note is a debt security with its interest rate or principal determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes, or other financial indicators, or the relative change in two or more financial indicators. Indexed securities include structured notes as well as securities other than debt instruments, with their interest rates or principal determined by one or more financial indicators.

     Structured notes and indexed securities may be more volatile, less liquid, and more difficult to accurately price than less complex fixed income investments. These securities generally expose the Bond Fund to credit risks equal to that of the underlying financial indicators. The interest rate or the principal amount payable upon maturity of a structured note or indexed security may go up or down depending on changes in the underlying indicators. Structured notes and indexed securities often are less liquid than other debt instruments because they are typically sold in private placement transactions with no active trading market.

     REVERSE REPURCHASE AGREEMENTS: The Bond Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells its securities to banks, brokers or dealers, who agree to sell the securities back to the Fund at an agreed time and price. The Fund will segregate securities of a dollar amount equal in value to the securities subject to the repurchase agreement. The Fund cannot use these segregated assets to meet its current obligations. Reverse repurchase agreements are considered to be a form of borrowing. In the event of the bankruptcy of the other party to a reverse repurchase agreement, the Fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has changed, the Fund could experience a loss.

     CONVERTIBLE BONDS: The Bond Fund may invest in convertible bonds, which are bonds that may be converted into stock. Convertible bonds are subject to the market risk of stocks, and, like other bonds, are also subject to interest rate risk, prepayment and extension risk, and the credit risk of their issuers. Convertible bonds tend to offer lower rates of interest than nonconvertible bonds because the stock conversion feature represents increased potential for capital gains. Call provisions may allow the issuer to repay the debt before it matures. This may hurt the Fund's performance because it may have to reinvest the money repaid at a lower rate.

     FORWARD COMMITMENTS OR PURCHASES ON A "WHEN-ISSUED" BASIS: The Bond Fund may invest its assets in forward commitments or commitments to purchase securities on a "when-issued" basis. Forward commitments or purchases of securities on a "when-issued" basis are transactions where the price of the securities is fixed at the time of the commitment and delivery and payment normally take place beyond conventional settlement time after the date of commitment to purchase. The Fund will make commitments to purchase obligations on a "when-issued" basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. The "when-issued" securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a "when-issued" basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery.

     While awaiting delivery of securities purchased on a "when-issued" basis, the Fund will establish a segregated account consisting of cash and liquid securities equal to the amount of the commitments to purchase securities on such basis. If the value of these assets declines, the Fund will place additional assets of the type described in the preceding sentence in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     FUTURES CONTRACTS: Subject to applicable laws, the Bond Fund may purchase and sell futures contracts based on various securities, securities indexes, and other financial instruments and indexes. The Fund intends to use futures contracts only for bona fide hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security or financial instrument at a specified future time and at a specified price. A "sale" of a futures contract entails a contractual obligation to deliver the underlying securities or financial instruments called for by the contract, and a "purchase' of a futures contract entails a contractual obligation to acquire such securities or financial instruments, in each case in accordance with the terms of the contract. Futures contracts must be executed through a futures commission merchant, or brokerage firm, which is a member of an appropriate exchange designated as a "contract market" by the Commodity Futures Trading Commission (the "CFTC").

     When the Fund purchases or sells a futures contract, the Fund must allocate certain of its assets as an initial deposit on the contract. The initial deposit may be as low as approximately five percent or less of the value of the contract. The futures contract is marked to market daily thereafter, and the Fund may be required to pay or entitled to receive additional "variation margin," based on decrease or increase in the value of the futures contract.

     Futures contracts call for the actual delivery or acquisition of securities, or in the case of futures contracts based on indexes, the making or acceptance of a cash settlement at a specified future time; however, the contractual obligation is usually fulfilled before the date specified in the contract by closing out the futures contract position through the purchase or sale, on a commodities exchange, of an identical futures contract. Positions in futures contracts may be closed out only if a liquid secondary market for such contract is available, and there can be no assurance that such a liquid secondary market will exist for any particular futures contract.

     The Fund's ability to hedge effectively through transactions in futures contracts depends on, among other factors, the Manager's or the Submanager's judgment as to the expected price movements in the securities or financial instruments underlying the futures contracts. In addition, it is possible in some circumstances that the Fund would have to sell securities from its portfolio to meet "variation margin" requirements at a time when it may be disadvantageous to do so.

     OPTIONS ON FUTURES CONTRACTS: The Bond Fund may purchase and write options to buy or sell futures contracts in which the Fund may otherwise invest. These investment strategies may be used for hedging purposes. For more information regarding option contracts, please see page [__].

     An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     Options on futures contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges.

     The Fund may cover the writing of call options on futures contracts (a) through purchases of the underlying futures contract or (b) through the holding of a call on the same futures contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. The Fund may cover the writing of put options on futures contracts (a) through sales of the underlying futures contract, (b) through segregation of cash or liquid securities in an amount equal to the value of the security underlying the futures contract, or
(c) through the holding of a put on the same futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. Put and call options on futures contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call option on a futures contract written by the Fund, the Fund will be required to sell the underlying futures contract which, if the Fund has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract written by the Fund is exercised, the Fund will be required to purchase the underlying futures contract which, if the Fund has covered its obligation through the sale of such contract, will close out its futures position.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities or financial instruments deliverable on exercise of the futures contract. The Fund will receive an option premium when it writes the call, and, if the price of the futures contract at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund's security holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or financial instruments deliverable upon exercise of the futures contract. If the Fund writes an option on a futures contract and that option is exercised, the Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. The Fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities or other financial instruments held by the Fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and the Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for the Fund to incur a loss on both the hedging instrument and the futures contract being hedged.

     The Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

     Futures contracts and options on futures contracts may be entered into on U.S. exchanges regulated by the CFTC and on foreign exchanges. The securities underlying options and futures contracts traded by the Fund may include domestic as well as foreign securities, subject to the Fund's investment objectives. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

GENERAL (INVESTMENT TECHNIQUES AND POLICIES APPLYING TO MORE THAN ONE FUND AS SPECIFIED BELOW)

     ILLIQUID INVESTMENTS: Each of the Portfolio and the Equity Fund may invest up to 15% of its net assets in illiquid securities, or securities for which there is no readily available market. The Bond Fund may invest up to 15% of its net assets in illiquid securities, or securities for which there is no readily available market, including privately placed restricted securities. The absence of a trading market may make it difficult to establish a market value for illiquid securities. It may be difficult or impossible for the Portfolio or a Fund to sell illiquid securities at the desired time and at an acceptable price.

     RULE 144A SECURITIES: Each Fund may invest in certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers. The Equity Fund has no current intention to invest in these securities.

     One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the SEC stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the SEC stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight.

     To the extent that liquid Rule 144A securities that a Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of that Fund's assets invested in illiquid assets would increase. The Manager and the applicable Submanager will monitor a Fund's investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

     REPURCHASE AGREEMENTS: Each Fund may invest in repurchase agreements that are fully collateralized by securities in which the Fund may otherwise invest. A repurchase agreement involves the purchase of a security that must later be sold back to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the NYSE (or a subsidiary thereof)) at an agreed time (usually not more than seven days from the date of purchase) and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. In the event of the bankruptcy of the other party to a repurchase agreement, a Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities purchased has decreased, a Fund could experience a loss.

     NON-U.S. INVESTMENTS: The Bond Fund may invest in obligations of foreign issuers, and the Equity Fund may invest in stocks of foreign issuers included in the Index (provided that the stocks are traded in the United States in the form of American Depositary Receipts, as described below, or similar instruments the market for which is denominated in United States dollars). Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to any Fund's investments, the effect may be to reduce the income received by the Fund on such investments.

     The Equity Fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"). Generally, ADRs in registered form are designed for use in U.S. securities markets. ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. For purposes of the Fund's investment policies, investments in ADRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The Equity Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

     LOANS OF SECURITIES: Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, each Fund may make loans of its securities to brokers, dealers, or other financial institutions, provided that (a) the loan is secured continuously by collateral, consisting of securities, cash or cash equivalents, which is marked to market daily to ensure that each loan is fully collateralized at all times,
(b) the applicable Fund may at any time call the loan and obtain the return of the securities loaned within three business days, (c) the applicable Fund will receive any interest or dividends paid on the securities loaned, and (d) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the applicable Fund.

     A Fund will earn income for lending its securities either in the form of fees received from the borrower of the securities or in connection with the investment of cash collateral in short-term money market instruments. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

     In connection with lending securities, a Fund may pay reasonable finders, administrative, and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the applicable Fund, Domini, or the applicable Submanager.

     OPTIONS ON SECURITIES AND INDEXES: Although it has no current intention to do so, the Equity Fund may in the future enter into certain transactions in stock options. The Bond Fund may enter into certain transactions in options involving securities in which the Fund may otherwise invest and options in indexes based on securities in which the Fund may otherwise invest. Each Fund may enter into such options transactions for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the respective Fund or possible declines in the value of securities which are expected to be sold by that Fund. Generally, the Equity Fund would only enter into such transactions on a short-term basis pending readjustment of its holdings of underlying stocks.

     The purchase of an option on a security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a non-refundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option.

     Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. While a Fund would establish an option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by a Fund, and that Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on a Fund's ability effectively to hedge its portfolio.

     Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments, and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

     Transactions by a Fund in options on securities will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Domini or a Submanager. An exchange, board of trade, or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

     SHORT SALES: Although they have no current intention to do so, each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open, the Fund owns an equal amount of such securities, or securities convertible into such securities.

     CASH RESERVES: Each Fund may invest cash reserves in short-term debt securities (i.e., securities having a remaining maturity of one year or less) issued by agencies or instrumentalities of the United States government, bankers' acceptances, commercial paper, certificates of deposit, bank deposits, or repurchase agreements, provided that the issuer satisfies certain social criteria. The Funds do not currently intend to invest in direct obligations of the United States government. Short-term debt instruments purchased by a Fund will be rated at least Prime-1 by Moody's or A-1+ or A-1 by S&P or, if not rated, determined to be of comparable quality by the Board of Trustees. The Equity Fund's policy is to hold its assets in such securities pending readjustment of its portfolio holdings of stocks comprising the Index and in order to meet anticipated redemption requests.

                           -------------------------

     The approval of the shareholders of the Funds and, as applicable, the investors in the Portfolio, is not required to change the investment objective or any of the investment policies discussed above (other than the policy regarding concentration by the Equity Fund and the Portfolio), including those concerning security transactions.

                             PROXY VOTING POLICIES

     Each Fund has adopted proxy voting policies and procedures to ensure that all proxies for securities held by that Fund are cast in the best interests of the Fund's shareholders. Because each Fund has a fiduciary duty to vote all shares in the best interests of its shareholders, each Fund votes proxies after considering its shareholders' financial interests and social objectives. The proxy voting policies and procedures are designed to ensure that all proxies are voted in the best interests of Fund shareholders by isolating the proxy voting function from any potential conflicts of interest. In most instances, votes are cast according to pre-determined policies, and potential conflicts of interest cannot influence the outcome of voting decisions. There are, however, several voting guidelines that require a case-by-case determination, and other instances where votes may vary from pre-determined policies. Certain procedures have been adopted to ensure that conflicts of interest in such circumstances are identified and appropriately addressed. The Board of Trustees of the Domini Funds has delegated the responsibility to vote proxies for the Funds to Domini. More details about the Domini Funds' proxy voting guidelines and Domini's proxy voting policies and procedures, including procedures adopted by Domini to address any potential conflicts of interest, are provided in the complete Proxy Voting Policies and Procedures in Appendix B.

     All proxy votes cast for the Domini Funds are posted to Domini's website on an ongoing basis over the course of the year. After August 31, 2004, an annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the Securities and Exchange Commission's website at www.sec.gov.

                            INVESTMENT RESTRICTIONS

     FUNDAMENTAL RESTRICTIONS: Each of the Funds and the Portfolio have adopted the following policies which may not be changed without approval by holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the applicable Fund or the Portfolio, respectively, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of a Fund or the Portfolio, respectively, present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of that Fund or the Portfolio, respectively, are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of a Fund or the Portfolio, respectively. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act except that each Fund shareholder will have one vote for each dollar of net asset value.

     Except as described below, whenever the Equity Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Equity Fund will hold a meeting of its shareholders and will cast its vote proportionately as instructed by its shareholders. However, subject to applicable statutory and regulatory requirements, the Equity Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Equity Fund, would not require the vote of the shareholders of the Equity Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Equity Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Equity Fund, would nevertheless be voted on by the Trustees of the Equity Fund.

     Neither the Funds nor the Portfolio may:

     (1) borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder;

     (2) make loans to other persons if such loans are prohibited by the 1940 Act or the rules and regulations promulgated thereunder;

     (3) purchase or sell real estate or interests in oil, gas, or mineral leases in the ordinary course of business (each of the Fund and the Portfolio reserves the freedom of action to hold and to sell real estate acquired as the result of the ownership of securities by the Fund or the Portfolio, as applicable);

     (4) purchase or sell commodities or commodities contracts in the ordinary course of business (the foregoing shall not preclude the Fund or the Portfolio from purchasing or selling futures contracts or options thereon);

     (5) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund or the Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as either the Fund or the Portfolio may technically be deemed an underwriter under the 1933 Act, in selling a security; or

     (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

     In addition, neither the EQUITY FUND nor the PORTFOLIO may:

     (7) invest more than 25% of its assets in any one industry except that (a) all or any portion of the assets of the Fund or the Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act and (b) if an investment objective or strategy of the Fund or the Portfolio is to match the performance of an index and the stocks in a single industry comprise more than 25% of such index, the Fund or the Portfolio, as applicable, may invest more than 25% of its assets in that industry.

     In addition, the BOND FUND may not:

     (8) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction.

     For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

     In addition, as a matter of fundamental policy, each of the Equity Fund and the Portfolio will invest all of its investable assets in (a) securities and instruments that meet social criteria, (b) one or more investment companies that apply social criteria in selecting securities and instruments, (c) cash, and (d) any combination of the foregoing.

     NON-FUNDAMENTAL RESTRICTIONS: The following policies are not fundamental and may be changed with respect to a Fund by that Fund without approval of the Fund's shareholders or with respect to the Portfolio by the Portfolio without the approval of the Equity Fund or its other investors. Each Fund will comply with the state securities laws and regulations of all states in which it is registered.

     None of the Funds nor the Portfolio will, as a matter of operating policy:

     (1) as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Fund's or the Portfolio's total assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by (a) the United States, (b) any state or political subdivision thereof, (c) any political subdivision of any such state, or (d) any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state), provided that, for purposes of this restriction, (i) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (ii) each Fund and the Portfolio may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act; or

     (2) as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund or the Portfolio, as applicable, provided that, for purposes of this restriction, (a) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (b) each Fund and the Portfolio may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

     Neither the EQUITY FUND nor the PORTFOLIO will as a matter of operating policy invest more than 15% of the net assets of the Fund or the Portfolio, as applicable, in illiquid securities, except that each of the Equity Fund and the Portfolio may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder.

     Neither the EQUITY FUND nor the PORTFOLIO will as a matter of operating policy purchase puts, calls, straddles, spreads, and any combination thereof if the value of its aggregate investment in such securities will exceed 5% of the Fund's or the Portfolio's, as applicable, total assets at the time of such purchase.

     As a non-fundamental policy, the EQUITY FUND will, under normal circumstances and as a matter of operating policy, invest at least 80% of its assets in equity securities and related investments with similar economic characteristics. Shareholders in the Equity Fund will be provided with at least 60 days' prior notice of any change in the non-fundamental policy set forth in this paragraph.

     In addition, as a non-fundamental policy, the PORTFOLIO will, under normal circumstances and as a matter of operating policy, invest at least 80% of its assets in securities of companies included in the Domini 400 Social Index and related investments with similar economic characteristics. The Portfolio will provide its investors, including the Equity Fund, with at least 60 days' prior notice of any change in the non-fundamental policy set forth in this paragraph.

     As a non-fundamental policy, the BOND FUND will, under normal circumstances, invest at least 80% of its assets in debt instruments. Shareholders in the Bond Fund will be provided with at least 60 days' prior notice of any change in the non-fundamental policy set forth in this paragraph.

     PERCENTAGE AND RATING RESTRICTIONS: If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a subsequent change in circumstances will not be considered a violation of policy; provided that if at any time the ratio of borrowings of a Fund or the Portfolio to the net asset value of that Fund or the Portfolio, respectively, exceeds the ratio permitted by Section 18(f) of the 1940 Act, the applicable Fund or the Portfolio as the case may be, will take the corrective action required by Section 18(f).

                           3. PERFORMANCE INFORMATION

     Performance information concerning each Fund may from time to time be used in advertisements, shareholder reports, or other communications to shareholders. Each Fund may provide its period, annualized, and before- and after-tax average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment over a stated period based on any change in net asset value per share and includes the value of any shares purchasable with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An average "annualized" total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a 52-week period and that all dividends and capital gains distributions are reinvested. An annualized total rate of return will be slightly higher than a period total rate of return if the period is shorter than one year, because of the effect of compounding. Average annual total return figures represent the average annual percentage change over the specified period.

     Each Fund will calculate its total rate of return for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by
(ii) the public offering price per share (i.e., net asset value) on the first day of such period and (b) subtracting 1 from the result. Any annualized total rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

     Average annual total return is a measure of a Fund's performance over time. It is determined by taking a Fund's performance over a given period and expressing it as an average annual rate. The average annual total return quotation is computed in accordance with the following standardized method prescribed by SEC rules: P(1 + T)/n\ = ERV

     Where: P   =  a hypothetical initial investment of $1,000.
            T   =  average annual total return.
            n   =  number of years.
            ERV =  ending redeemable value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

     The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. In computing average annual total return figures, all Fund expenses are included. However, fees that may be charged directly to a shareholder by that shareholder's service agent are not included. Of course, any such fees will reduce the shareholder's net return on investment. Average annual total return figures are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Fund's investment objectives and policies, as well as the risks incurred in each Fund's investment practices.

     After-Tax Average Annual Total Returns

     After-tax returns are calculated using the highest individual marginal federal income tax rates, which may vary over the measurement period, and do not reflect the impact of state or local taxes, the effect of phaseouts of certain exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. Actual after-tax returns depend on your individual situation and may differ from those shown here. After-tax returns shown below are not relevant to investors who hold their Fund shares through after-tax deferred arrangements, such as 401(k) plans or individual retirement accounts. A Fund's returns after taxes on distributions and redemptions assume a complete redemption of the hypothetical investment at the end of the applicable measuring periods and that the shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the shareholder may deduct the capital losses in full. To the extent a Fund uses such information, it will be calculated according to the following formulas:

     Average Annual Total Return (after taxes on distributions): P(1 + T)/n\ = ATV\D/

     Where: P      =  a hypothetical initial payment of $1,000.
            T      =  average annual total return (after taxes on
                      distributions).
            n      =  number of years.
            ATV\D/ =  ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year period at the end of the 1-, 5-, or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

     Average Annual Total Return (after taxes on distributions and redemption):
P(1 + T)/n\= ATV\DR/

     Where: P       =  a hypothetical initial payment of $1,000.
            T       =  average total return (after taxes on distributions and
                       redemption).
            n       =  number of years.
            ATV\DR/ =  ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year period at the end of the 1-, 5-, or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

     The Bond Fund may provide "yield" quotations with respect to that Fund. The "yield" of the Bond Fund refers to the income generated by an investment in that Fund over a 30-day or one-month period (which period shall be stated in any advertisement or communications with a shareholder). This income is then "annualized", that is, the amount of income generated by the investment over the period is assumed to be generated over a 52-week period and is shown as a percentage of investment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

     Any current "yield" quotation of the Bond Fund shall be computed in accordance with the following formula prescribed by the SEC: YIELD = 2[([(a - b)/(c x d)] + 1)/6\ - 1]

     Where: a =  dividends and interest earned during the period.
            b =  expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the maximum offering price per share on the last day of the period.

     For the purpose of determining the interest earned (for purposes of variable "a" in the formula) on debt obligations purchased by the Bond Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations. Shareholders should recognize that in periods of declining interest rates the Bond Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Bond Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Bond Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund.

     Set forth below is average annual total return information, before- and after-taxes, for Investor shares of each Fund for the periods indicated, assuming that capital gains distributions, if any, were reinvested. All outstanding shares of the Funds were designated Investor shares on November 28, 2003. The Class R shares of the Funds are newly offered and have no investment history.

AVERAGE ANNUAL TOTAL RETURNS (BEFORE TAXES)

Domini Social Equity Fund, Investor Shares:
                Period                         Average Annual Total Returns
                ------                         ----------------------------
    One year ended July 31, 2003                        11.36%
   Five years ended July 31, 2003                       -1.48%
   Ten years ended July 31, 2003                         9.83%

Domini Social Bond Fund, Investor Shares:

                Period                         Average Annual Total Returns
                ------                         ----------------------------
      One year ended July 31, 2003                       3.33%
  June 1, 2000 (commencement of operations)
  to July 31, 2003                                       8.07%

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS)

Domini Social Equity Fund, Investor Shares:
                                               Average Annual Total Returns
                Period                        (after taxes on distributions)
                ------                        ------------------------------
       One year ended July 31, 2003                     11.09%
      Five years ended July 31, 2003                    -2.03%
      Ten years ended July 31, 2003                      9.25%

Domini Social Bond Fund, Investor Shares:
                                               Average Annual Total Returns
                Period                        (after taxes on distributions)
                ------                        ------------------------------
       One year ended July 31, 2003                      1.93%
 June 1, 2000 (commencement of operations)
 to July 31, 2003                                        6.10%

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

Domini Social Equity Fund, Investor Shares:

                                                Average Annual Total Returns
                                               (after taxes on distributions
                Period                                 and redemption)
                ------                         -----------------------------
        One year ended July 31, 2003                     7.36%
       Five years ended July 31, 2003                   -1.31%
        Ten years ended July 31, 2003                    8.54%

Domini Social Bond Fund, Investor Shares:

                                                Average Annual Total Returns
                                               (after taxes on distributions
                Period                                 and redemption)
                ------                         -----------------------------
      One year ended July 31, 2003                       2.14%
  June 1, 2000 (commencement of operations)
  to July 31, 2003                                       5.69%

     SINCE THE AVERAGE ANNUAL TOTAL RETURN QUOTATIONS SET FORTH ABOVE ARE BASED ON HISTORICAL EARNINGS AND SINCE RATES OF RETURN FLUCTUATE OVER TIME, THE QUOTATIONS SET FORTH ABOVE SHOULD NOT BE CONSIDERED AS AN INDICATION OR REPRESENTATION OF THE FUTURE PERFORMANCE OF EITHER FUND.

     For advertising and sales purposes, the Funds will generally use the performance of Investor shares. All outstanding shares of the Funds were designated Investor shares on November 28, 2003. If the performance of Class R shares is used for advertising and sales purposes, performance after class inception on November 28, 2003 will be actual performance, while performance prior to that date will be Investor shares performance. Class R share performance generally would have been higher than Investor shares performance, had the Class R shares been offered for the entire period, because the expenses attributable to Class R shares are lower than the expenses attributable to the Investor shares.

     Total rate of return information with respect to the Index will be computed in the same fashion as set forth above with respect to the Equity Fund, except that for purposes of this computation an investment will be assumed to have been made in a portfolio consisting of all of the stocks comprising the Index weighted in accordance with the weightings of the stocks comprising the Index. Performance information with respect to the Index will not take into account brokerage commission and other transaction costs which will be incurred by the Portfolio.

     From time to time the Funds may also quote data and fund rankings from various sources, such as Lipper Analytical Services, Inc., Morningstar, Inc., Wiesenberger, Money Magazine, The Wall Street Journal, Kiplinger's Personal Finance Magazine, Smart Money Magazine, Business Week, and The New York Times, and may compare their respective performance to that of the Index and various other unmanaged securities indexes, such as the S&P 500 and the Dow Jones Industrial Average. Standard & Poor's,TM S&P,TM and Standard & Poor's 500TM are trademarks of The McGraw-Hill Companies, Inc.

                      4. DETERMINATION OF NET ASSET VALUE;
       VALUATION OF PORTFOLIO SECURITIES; ADDITIONAL PURCHASE INFORMATION

     The net asset value of each share of each class of the Funds is determined each day on which the NYSE is open for trading ("Fund Business Day"). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday, except in an emergency and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. This determination of net asset value of shares of each class of the Funds is made once during each such day as of the close of regular trading of the NYSE by dividing the value of the net assets of the applicable class (i.e., for a class of the Equity Fund the value of its investment in the Portfolio and any other assets less its liabilities, including expenses payable or accrued, for a class of the Bond Fund the value of its assets less its liabilities, including expenses payable or accrued) by the number of shares of the class outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of the next determination of net asset value following the receipt of any purchase or redemption order deemed to be in good order. See "Shareholder Manual" in the Prospectus.

     The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same day as the Equity Fund determines its net asset value per share of each class. The net asset value of the investment of each class of the Equity Fund in the Portfolio is equal to that class' pro rata share of the total investment of the class and of other investors in the Portfolio less that class' pro rata share of the Portfolio's liabilities.

     Securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the "NOCP"). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Options and futures contracts are normally valued at the settlement price on the exchange on which they are traded.

     Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Portfolio's or a Fund's Manager or Submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

         Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by independent pricing services, use of which has been approved by the Board of Trustees of the Portfolio or the Funds, as applicable. In making such valuations, the pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

     Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Portfolio or the Funds, as applicable. Amortized cost involves valuing an instrument at its original cost to the Portfolio or a Fund, as applicable, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     Portfolio securities (other than short-term obligations with remaining maturities of less than 60 days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Portfolio's or the Funds', as applicable, Board of Trustees.

     A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Portfolio's or the Funds', as applicable, Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Portfolio or a Fund, as applicable, could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (a) the fundamental analytical data relating to the investment, (b) the nature and duration of restrictions on disposition of the securities, and (c) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

     Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of premium.

     Shares may be purchased directly from the Distributor or through Service Organizations (see "Transfer Agent, Custodian, and Service Organizations" below) by clients of those Service Organizations. If an investor purchases shares through a Service Organization, the Service Organization must promptly transmit such order to the appropriate Fund so that the order receives the net asset value next determined following receipt of the order. Investors wishing to purchase shares through a Service Organization should contact that organization directly for appropriate instructions. Investors making purchases through a Service Organization should be aware that it is the responsibility of the Service Organization to transmit orders for purchases of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis.

     Each Fund has authorized certain brokers to accept on its behalf purchase and redemption orders and has authorized these brokers to designate intermediaries to accept such orders. Each Fund will be deemed to have received such an order when an authorized broker or its designee accepts the order. Orders will be priced at the appropriate Fund's net asset value next computed after they are accepted by an authorized broker or designee. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

                  5. MANAGEMENT OF THE FUNDS AND THE PORTFOLIO

     The management and affairs of the Trust and the Funds are supervised by the Trust's Board of Trustees under the laws of the Commonwealth of Massachusetts. The management and affairs of the Portfolio are supervised by the Portfolio's Board of Trustees under the laws of the State of New York.

     The Trustees and officers of the Trust and the Portfolio, their ages, their principal occupations during the past five years (including directorships), and the number of investment companies in the Domini family of funds that the Trustees oversee are set forth below. Their titles may have varied during that period. Each Trustee holds office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. No Trustee or officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds.

     Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Funds and the Trust. Each Trustee and officer of the Trust noted as an "interested person" is interested by virtue of his or her position with Domini as described in the table below. Unless otherwise indicated below, the address of each Trustee and officer is 536 Broadway, 7th Floor, New York, New York 10012.

              TRUSTEES AND OFFICERS OF THE TRUST AND THE PORTFOLIO



                                                                                                 NUMBER OF FUNDS AND
                        POSITION(S) HELD WITH                                                   PORTFOLIOS IN DOMINI
                          THE TRUST AND THE                                                        FAMILY OF FUNDS
                       PORTFOLIO AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    OVERSEEN BY TRUSTEE
    NAME AND AGE             TIME SERVED                 AND OTHER DIRECTORSHIPS HELD
--------------------- -------------------------- ---------------------------------------------- ----------------------
INTERESTED TRUSTEE:

Amy L. Domini*        Chair, President, and      President and CEO, Domini (since 2002);                  6
Age: 53               Trustee of the Trust and   Manager, Domini (since 1997); Manager, DSILD
                      the Portfolio since 1990   (since 1998); Private Trustee, Loring,
                                                 Wolcott & Coolidge (fiduciary) (since 1987);
                                                 CEO, Secretary, and Treasurer, KLD Research
                                                 & Analytics, Inc. (social research provider)
                                                 (1990-2000); Trustee, New England Quarterly


                                                 (periodical) (since 1998); Board Member,
                                                 Social Investment Forum (trade organization)
                                                 (1995-1999); Trustee, Episcopal Church
                                                 Pension Fund (since 1994); Board Member,
                                                 Financial Markets Center (nonprofit
                                                 financial markets research and education
                                                 resources provider) (since 2002).
DISINTERESTED
TRUSTEES:

Julia Elizabeth       Trustee of the Trust and   Trustee, Fiduciary Trust Company (since                  6
Harris                the Portfolio since 1999   2001); Vice President, UNC Partners, Inc.
Age: 55                                          (financial management) (since 1990);
                                                 Director and Treasurer, Boom Times, Inc.
                                                 (service organization) (1997-1999).

Kirsten S. Moy        Trustee of the Trust and   Director, Economic Opportunities Program,                6
Age: 56               the Portfolio since 1999   The Aspen Institute (research and education)
                                                 (since 2001); Board Member, Community
                                                 Reinvestment Fund (since 2003); Consultant,
                                                 Equitable Life/AXA (1998-2001); Project
                                                 Director, Community Development Innovation
                                                 and Infrastructure Initiative (research)
                                                 (1998-2001); Group Leader, Financial
                                                 Innovations Roundtable (research)
                                                 (2000-2001); Consultant, Social Investment
                                                 Forum (trade association) (1998);
                                                 Distinguished Visitor, John D.
                                                 and Catherine T. MacArthur Foundation
                                                 (1998).

William C. Osborn     Trustee of the Trust       Manager, Commons Capital Management LLC                  6
Age: 59               since 1990                 (venture capital) (since 2000); Special
                                                 Partner/Consultant, Arete Corporation
                      Trustee of the Portfolio   (venture capital) (since 1999);
                      since 1997                 Principal/Manager, Venture Investment
                                                 Management Company LLC (venture capital)
                                                 (1996-1999); Director, World Power
                                                 Technologies, Inc. (power equipment
                                                 production) (since 1999); Director,
                                                 Investors' Circle (socially responsible
                                                 investor network) (since 1999).

Karen Paul            Trustee of the Trust       Professor of Management and International                6
Age: 59               since 1990                 Business, Florida International University
                                                 (since 1990); Partner, Trinity Industrial
                       Trustee of the Portfolio  Technology (1997-2002); Executive Director,
                       since 1997                Center for Management in the Americas
                                                 (1997-2002).

Gregory A. Ratliff    Trustee of the Trust and   Senior Fellow, The Aspen Institute (research             6
Age: 43               the Portfolio since 1999   and education) (since 2002); Director,
                                                 Economic Opportunity, John D. and Catherine
                                                 T. MacArthur Foundation (1997-2001).



Frederick C.          Trustee of the Trust       State Historic Preservation Officer (state               6
Williamson, Sr.       since 1997                 government) (since 1969); Trustee, RIGHA
Age: 88                                          Foundation (charitable foundation supporting
                      Trustee of the  Portfolio  healthcare needs) (since 1994); Chairman,
                      since 1990                 Rhode Island Historical Preservation and
                                                 Heritage Commission (state government)
                                                 (since 1995); Board Member, Rhode Island
                                                 Black Heritage Society (nonprofit education)
                                                 (since 1984); Trustee, National Park Trust
                                                 (nonprofit land acquisition) (since 1983);
                                                 Board of Directors, Grow Smart Rhode Island
                                                 (nonprofit state planning) (since 1998);
                                                 President's Advisory Board -- Salve Regina
                                                 University, Newport, RI (since 1999); Board
                                                 Member, Preserve Rhode Island (nonprofit
                                                 preservation) (since 1999).
OFFICERS:

Adam M. Kanzer*       Chief Legal Officer of     General Counsel and Director of Shareholder             N/A
Age: 37               the Trust and the          Advocacy, Domini (since 1998)
                      Portfolio since 2003

Carole M. Laible*     Secretary and Treasurer    Chief Operating Officer, Domini (since                  N/A
Age: 40               of the Trust and the       2002); Financial/Compliance Officer, Domini
                      Portfolio since 1997       (1997-2003); President and CEO, DSILD
                                                 (since 2002); Chief Compliance Officer,
                                                 DSILD (since 2001); Chief Financial Officer,
                                                 Secretary, and Treasurer, DSILD (since 1998).

Steven D. Lydenberg*  Vice President of the      Chief Investment Officer, Domini (since                 N/A
Age: 58               Trust and the Portfolio    2003); Principal, Domini (1997-2003);
                      since 1990                 Member, Domini (since 1997); Director, KLD
                                                 Research & Analytics, Inc. (social research
                                                 provider) (1990-2003); Director of Research,
                                                 KLD Research & Analytics, Inc. (1990-2001).

                                   COMMITTEES

     The Board of Trustees of the Trust has a standing Audit Committee composed of all of the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee met twice during the Funds' last fiscal year to review the internal and external accounting procedures of the Funds and, among other things, to consider the selection of independent certified public accountants for the Funds, to approve all significant services proposed to be performed by the accountants, and to consider the possible effect of such services on their independence.

     The Board of Trustees also has a standing Nominating Committee. All of the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act are members of the Nominating Committee. The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board of Trustees. The Nominating Committee will consider nominees recommended by shareholders. If you would like to recommend a nominee to the Nominating Committee, please deliver your recommendation in writing to the Secretary of the Trust, 536 Broadway, 7th Floor, New York, New York 10012. The Nominating Committee did not meet during the Funds' last fiscal year.

             OWNERSHIP OF SHARES IN THE FUNDS AND IN OTHER ENTITIES

     The following table shows the amount of equity securities owned by the Trustees in the Funds and in all investment companies in the Domini family of funds supervised by the Trustees as of December 31, 2002:


                                                                                          AGGREGATE DOLLAR RANGE OF
                                                                                          EQUITY SECURITIES IN ALL
                                    DOLLAR RANGE OF EQUITY     DOLLAR RANGE OF EQUITY       INVESTMENT COMPANIES
                                   SECURITIES IN THE EQUITY    SECURITIES IN THE BOND    OVERSEEN BY THE TRUSTEE IN
                                             FUND                       FUND                     THE DOMINI
          NAME OF TRUSTEE                                                                      FAMILY OF FUNDS

  INTERESTED TRUSTEE:

  Amy L. Domini                      over $100,000                $10,001 - $50,000             over $100,000

  DISINTERESTED TRUSTEES:

  Julia Elizabeth Harris             $1 - $10,000                 $0                            $1 - $10,000
  Kirsten S. Moy                     $10,001 - $50,000            $0                            $10,001 - $50,000
  William C. Osborn                  over $100,000                $0                            over $100,000
  Karen Paul                         $10,001 - $50,000            $1 - $10,000                  $10,001 - $50,000
  Gregory A. Ratliff                 $1 - $10,000                 $0                            $1-$10,000
  Frederick C. Williamson, Sr.       $10,001 - $50,000            $1 - $10,000                  $50,001 - $100,000


                     COMPENSATION AND INDEMNITY OF TRUSTEES

     Information regarding compensation paid to the Trustees by the Trust for the fiscal year ended July 31, 2003 is set forth below. Ms. Domini is not compensated by the Trust for her service as a Trustee because of her affiliation with Domini.

     Each of the Trustees who are not interested persons receives an annual retainer for serving as a Trustee of the Trust, the Portfolio, and the Domini Institutional Trust of $10,000, and in addition, receives $1,250 for attendance at each joint meeting of the Boards of the Trust, the Portfolio, and the Domini Institutional Trust (reduced to $625 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings.


                                                                                                  TOTAL COMPENSATION FROM
                                                      PENSION OR RETIREMENT    ESTIMATED ANNUAL        THE TRUST, THE
                                       AGGREGATE       BENEFITS ACCRUED AS      BENEFITS UPON       PORTFOLIO AND DOMINI
                                     COMPENSATION     PART OF FUND EXPENSES       RETIREMENT        INSTITUTIONAL TRUST
         NAME OF TRUSTEE            FROM THE TRUST                                                 PAID TO THE TRUSTEE(1)

INTERESTED TRUSTEE:

Amy L. Domini                            None                  None                  None                   None



DISINTERESTED TRUSTEES:

Julia Elizabeth Harris                  $6,186                 None                  None                 $15,000

Kirsten S. Moy                          $6,186                 None                  None                 $15,000

William C. Osborn                       $6,186                 None                  None                 $15,000

Karen Paul                              $5,659                 None                  None                 $13,750

Gregory A. Ratliff                      $5,650                 None                  None                 $13,750

Frederick C. Williamson, Sr.            $6,186                 None                  None                 $15,000

------------------------

     (1) As of July 31, 2003, there were four funds in the Domini family of funds.


     As of October 31, 2003, all Trustees and officers of the Trust and the Portfolio as a group owned less than 1% of any Fund's outstanding shares. As of the same date, the following shareholders of record owned 5% or more of the outstanding Investor shares of the Equity Fund: Charles Schwab & Co., Attn:
Mutual Funds Dept., 101 Montgomery Street, San Francisco, CA 94104-4122 ([_______] shares, [_______]%); Manulife Financial, 250 Bloor Street East, 7E Floor, Toronto, Ontario, Canada M4W 1E5 ([_______] shares, [_______]%); and Fidelity Investments, Institutional Operations as Agent for Certain Employee Benefit Plans, 101 Magellan Way #KW1C, Covington, KY 41015-1987 ([_______] shares, [_______]%). The Equity Fund has no knowledge of any other owners of record or beneficial owners of 5% or more of any class of the outstanding shares of that Fund.

     As of October 31, 2003, the following shareholder of record owned 5% or more of the outstanding Investor shares of the Bond Fund: Charles Schwab & Co., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds Dept., 101 Montgomery Street, San Francisco, CA 94104-4122 ([_______] shares, [_______]%). The Bond Fund has no knowledge of any other owners of record or beneficial owners of 5% or more of any class of the outstanding shares of that Fund.

     The Trustees who are not "interested persons" (the "Disinterested Trustees") of the Trust as defined by the 1940 Act are the same as the Disinterested Trustees of the Portfolio. Any conflict of interest between the Equity Fund and the Portfolio will be resolved by the Trustees in accordance with their fiduciary obligations and in accordance with the 1940 Act. The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers (the "Indemnified Parties") against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that the Indemnified Parties engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that the Indemnified Parties did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such Indemnified Parties have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

              APPROVAL OF MANAGEMENT AND SUBMANAGEMENT AGREEMENTS

     In approving the Management Agreements between each of the Portfolio and the Bond Fund and Domini (the "Management Agreements"), the Submanagement Agreement between Domini and SSgA (the "Portfolio Submanagement Agreement"), and the Submanagement Agreement between Domini and ShoreBank (the "Bond Fund

Submanagement Agreement" and collectively with the Portfolio Submanagement Agreement, the "Submanagement Agreements"), the Trustees reviewed the materials provided to them by Domini, SSgA, and ShoreBank and considered a number of factors as described below.

     The Trustees reviewed the Forms ADV of Domini, SSgA, and ShoreBank and information regarding their respective portfolio management teams. They considered each of Domini's, SSgA's, and ShoreBank's experience in providing investment advice to registered investment companies and the nature and quality of the services provided by Domini and the Submanagers to the Portfolio and the Funds, as applicable.

     The Trustees also reviewed information regarding the investment performance of the Portfolio and the Bond Fund for the immediately prior year and past years and compared that performance with the performance of other funds with similar investment objectives and policies and with the performance of broad-based market indexes. The Trustees also compared the historic performance of the Portfolio and the Bond Fund with the performance of other socially responsible funds that had similar investment objectives. In addition, the Trustees considered how closely the performance of the Portfolio tracked that of the Domini 400 Social Index.SM The Trustees also reviewed an analysis of the composition of each of the Portfolio and the Equity and Bond Funds provided by Morningstar, Inc.

     The Trustees considered the fees payable by the Portfolio and the Bond Fund and reviewed data showing how the fees and total expense ratios of each of the Portfolio and the Funds compared with those of comparable funds. The Trustees concluded that the fees provided in each of the Management Agreements and the Submanagement Agreements were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

     In addition, the Trustees considered the fallout benefits to Domini, SSgA, and ShoreBank from their arrangements with the Portfolio and the Funds. They reviewed the soft dollar arrangements in place with respect to the Portfolio's brokerage transactions and considered how such arrangements benefited SSgA. The Trustees also noted the fallout benefits to ShoreBank from its arrangement with the Bond Fund, including the impact on ShoreBank's ability to promote community economic development. The Trustees also reviewed a profitability analysis provided by each of Domini and SSgA with respect to the services provided to the Portfolio, and by each of Domini and ShoreBank with respect to the services provided to the Bond Fund, and concluded, in each case, that the fees paid to each of Domini, SSgA, and ShoreBank under the Management Agreements or Submanagement Agreement to which it is a party is appropriate.

     Lastly, the Trustees considered the corporate profile of each of Domini and the Submanagers, including the diversity of its staff, the benefits provided to its staff, its community involvement, and its charitable giving program.

     Based upon their review, the Trustees concluded that each of the Management Agreements and Submanagement Agreements was reasonable, fair and in the best interests of the Portfolio and its investors and the Bond Fund and its shareholders, as applicable.

                            MANAGER AND SUBMANAGERS

     Domini provides advice to the Portfolio and the Bond Fund pursuant to separate written Management Agreements. The services provided by Domini consist of furnishing continuously an investment program for the Portfolio and the Bond Fund. Domini will have authority to determine from time to time what securities are purchased, sold or exchanged, and what portion of assets of each of the

Portfolio and the Bond Fund is held uninvested. With respect to the Portfolio, Domini will also perform such administrative and management tasks as may from time to time be reasonably requested, including: (a) maintaining office facilities and furnishing clerical services necessary for maintaining the organization of the Portfolio and for performing administrative and management functions, (b) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and monitoring of performance and billings of the Portfolio's transfer agent, shareholder servicing agents, custodian, and other independent contractors or agents, (c) overseeing (with the advice of the Portfolio's counsel) the preparation of and, if applicable, the filing of all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements, and tax returns, (d) preparing agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees, and shareholders, and (e) arranging for maintenance of the books and records of the Portfolio. Domini furnishes at its own expense all facilities and personnel necessary in connection with providing these services. The Management Agreement for the Portfolio will continue in effect if such continuance is specifically approved at least annually by the Portfolio's Board of Trustees or by a majority of the outstanding voting securities of the Portfolio at a meeting called for the purpose of voting on the Management Agreement (with the vote of each investor in the Portfolio being in proportion to the amount of its investment), and, in either case, by a majority of the Portfolio's Trustees who are not parties to the Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Management Agreement.

     The Management Agreement for the Bond Fund will continue in effect for an initial two-year period and thereafter if such continuance is specifically approved at least annually by the Fund's Board of Trustees or by a majority of the outstanding voting securities of the Fund at a meeting called for the purpose of voting on the Management Agreement, and, in either case, by a majority of the Fund's Trustees who are not parties to the Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Management Agreement.

     Each Management Agreement provides that Domini may render services to others. Domini may employ, at its own expense, or may request that the Portfolio or the Bond Fund employ (subject to the requirements of the 1940 Act) one or more subadvisers or submanagers, subject to Domini's supervision. Each Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Portfolio or the Bond Fund, as the case may be, when authorized either by majority vote of the outstanding voting securities in the Portfolio (with the vote of each investor in the Portfolio being in proportion to the amount of its investment), or the Bond Fund, as applicable, or by a vote of a majority of the appropriate Board of Trustees, or by Domini, and will automatically terminate in the event of its assignment. Each Management Agreement provides that neither Domini nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Portfolio, or the Bond Fund, as the case may be, except for willful misfeasance, bad faith, or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

     Under the Portfolio Management Agreement between the Portfolio and Domini, Domini's fee for advisory services to the Portfolio is 0.20% of the average daily net assets of the Portfolio. Domini also provides administrative services to the Portfolio under the Management Agreement.

     Under the Management Agreement between the Trust, with respect to the Bond Fund, and Domini, Domini's fee for advisory services to the Bond Fund is 0.40% of the average daily net assets of that Fund.

     Domini is a Massachusetts limited liability company with offices at 536 Broadway, 7th Floor, New York, NY 10012, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The names of the members of Domini and their relationship to the Trust and to the Portfolio, if any, are as follows: Amy L. Domini, Chair of the Board and President of the Trust, the Manager, President, and Chief Executive Officer of Domini; Steven D. Lydenberg, Vice President of the Trust and the Portfolio and Chief Investment Officer of Domini; James E. Brooks; Domini Holdings LLC; and Committed Capital, LLC.

     SSgA manages the assets of the Portfolio pursuant to the Portfolio Submanagement Agreement. SSgA furnishes at its own expense all services, facilities, and personnel necessary in connection with managing the Portfolio's investments and effecting securities transactions for the Portfolio. The Portfolio Submanagement Agreement will continue in effect if such continuance is specifically approved at least annually by the Portfolio's Board of Trustees or by a majority vote of the outstanding voting securities in the Portfolio at a meeting called for the purpose of voting on the Portfolio Submanagement Agreement (with the vote of each being in proportion to the amount of its investment), and, in either case, by a majority of the Portfolio's Trustees who are not parties to the Portfolio Submanagement Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Portfolio Submanagement Agreement.

     SSgA is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of SSgA and each of the principal executive officers and directors of SSgA is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

     ShoreBank manages the assets of the Bond Fund pursuant to the Bond Fund Submanagement Agreement. The Bond Fund Submanager furnishes at its own expense all services, facilities, and personnel necessary in connection with managing the Bond Fund's investments and effecting securities transactions for the Bond Fund. The Bond Fund Submanagement Agreement will continue in effect if such continuance is specifically approved at least annually by the Bond Fund's Board of Trustees or by a majority vote of the outstanding voting securities of that Fund at a meeting called for the purpose of voting on the Bond Fund Submanagement Agreement, and, in either case, by a majority of the Bond Fund's Trustees who are not parties to the Bond Fund Submanagement Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Bond Fund Submanagement Agreement.

     Effective January 1, 1939, ShoreBank was organized as an Illinois Banking Corporation. ShoreBank is a wholly owned subsidiary of ShoreBank Corporation. The address of ShoreBank and each of the principal executive officers and directors of ShoreBank is 7054 S. Jeffery Boulevard, Chicago, IL 60649.

     Each Submanagement Agreement provides that the applicable submanager may render services to others. Each Submanagement Agreement is terminable without penalty upon not more than 60 days' nor less than 30 days' written notice by the Portfolio or the Bond Fund, as the case may be, when authorized either by majority vote of the outstanding voting securities in the Portfolio (with the vote of each being in proportion to the amount of their investment) or the Bond Fund, as applicable, or by a vote of the majority of the appropriate Board of Trustees, or by Domini with the consent of the Trustees, and may be terminated by the applicable Submanager on not less than 90 days' written notice to Domini and the Trustees, and will automatically terminate in the event of its assignment. Each Submanagement Agreement provides that the applicable Submanager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Portfolio or the Bond Fund, as the case may be, except for willful misfeasance, bad faith, or gross negligence or reckless disregard for its or their obligations and duties under the Submanagement Agreement.

     Under the Portfolio Submanagement Agreement, Domini pays SSgA an annual investment submanagement fee equal to the greater of $300,000 or the fee based on the following schedule:

              0.02% of the first $1 billion of net assets managed
               0.01% of the next $1 billion of net assets managed
             0.0075% of net assets managed in excess of $2 billion

     For the fiscal years ended July 31, 2003, July 31, 2002, and July 31, 2001, the Portfolio incurred approximately $2,383,240, $2,890,322, and $3,644,328, respectively, in management fees pursuant to its Management Agreement with Domini.

     Under the Bond Fund Submanagement Agreement, Domini pays ShoreBank an investment submanagement fee equal on an annual basis to 0.20% of the average daily net assets of the Bond Fund.

     For the fiscal years ended July 31, 2003, July 31, 2002, and July 31, 2001, the Bond Fund did not pay any management fees. Domini waived all management fees payable to it under the Management Agreement in effect with respect to the Bond Fund.

                                    SPONSOR

     Pursuant to a Sponsorship Agreement with respect to the Equity Fund and an Administration Agreement with respect to the Bond Fund, Domini provides the Funds with oversight, administrative, and management services. Domini provides each Fund with general office facilities and supervises the overall administration of each Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of each Fund; the preparation and filing of all documents required for compliance by each Fund with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements, and tax returns; preparing agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees, and shareholders; maintaining telephone coverage to respond to shareholder inquiries; answering questions from the general public, the media, and investors in each Fund regarding the securities holdings of the Portfolio, and the Bond Fund, as applicable, limits on investment, and the Funds' proxy voting philosophy and shareholder activism philosophy; and arranging for the maintenance of books and records of each Fund. Domini provides persons satisfactory to the Board of Trustees of the Funds to serve as officers of the Funds. Such officers, as well as certain other employees and Trustees of the Funds, may be directors, officers, or employees of Domini or its affiliates.

     Under the Sponsorship Agreement between Domini and the Trust on behalf of the Equity Fund, Domini's fee for administrative and sponsorship services with respect to the Equity Fund is 0.50% of the average daily net assets of each class of that Fund. Currently, Domini is reducing its fee to the extent necessary to keep the aggregate annual operating expenses of the Equity Fund (including the Equity Fund's share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses) at no greater than 0.98% of the average daily net assets of the Investor shares of the Equity Fund and at no greater than 0.66% of the average daily net assets for the Class R shares of the Equity Fund. For the fiscal years ended July 31, 2003, July 31, 2002, and July 31, 2001, Investor shares of the Equity Fund incurred $1,620,391, $3,150,152, and $4,028,198, respectively, in sponsorship fees.

     Under the Administration Agreement between Domini and the Trust on behalf of the Bond Fund, Domini's fee for administrative services with respect to the Bond Fund is 0.25% of the average daily net assets of each class of that Fund.

Currently, Domini is reducing its fee to the extent necessary to keep the aggregate annual expenses of the Bond Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses) at no greater than 0.95% of the average daily net assets of the Investor shares of the Bond Fund and at no greater than 0.63% of the average daily net assets for the Class R shares of the Bond Fund. For the fiscal years ended July 31, 2003, July 31, 2002, and July 31, 2001, Domini waived payment of its fee for administrative services provided to the Bond Fund.

     The Sponsorship Agreement with respect to the Equity Fund and the Administration Agreement with respect to the Bond Fund provide that Domini may render administrative services to others. The Sponsorship Agreement and the Administration Agreement also provide that neither Domini nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the oversight, administration, or management of a Fund or the performance of its or their duties under the Sponsorship Agreement or Administration Agreement, as applicable, except for willful misfeasance, bad faith, or gross negligence in the performance of its or their duties or by reason of the reckless disregard of its or their obligations and duties under the Sponsorship Agreement or Administration Agreement, as applicable.

                                  DISTRIBUTOR

     Each Fund has adopted a Distribution Plan with respect to its Investor shares. The Distribution Plan provides that Investor shares of a Fund may pay the Distributor a fee not to exceed 0.25% per annum of the average daily net assets of that class as compensation for distribution services provided by the Distributor in connection with the sale of these shares, not as reimbursement for specific expenses incurred. Thus, even if the Distributor's expenses exceed the fees provided for by the Distribution Plan, the Funds will not be obligated to pay more than those fees, and, if the Distributor's expenses are less than the fees paid to it, it will realize a profit. The Distributor may use such fees to pay broker-dealers who advise shareholders regarding the purchase, sale, or retention of Investor shares of the Funds, the advertising expenses and the expenses of printing and distributing prospectuses and reports used for sales purposes, the expenses of preparing and printing sales literature, and other distribution-related expenses. For the fiscal years ended July 31, 2003, July 31, 2002, and July 31, 2001, Investor shares of the Equity Fund accrued $2,444,805, $2,897,456, and $3,380,445, respectively, in distribution fees. For the fiscal years ended July 31, 2003, July 31, 2002, and July 31, 2001, Investor shares of the Bond Fund accrued $100,617, $55,211, and $22,331, respectively, in distribution fees. Class R shares of the Funds do not have a Distribution Plan.

     The Distribution Plan will continue in effect indefinitely as to a class if such continuance is specifically approved at least annually by a vote of both a majority of that Fund's Trustees and a majority of that Fund's Trustees who are not "interested persons of the Fund" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). The Distributor will provide to the Trustees of each Fund a quarterly written report of amounts expended by the applicable class under the Distribution Plan and the purposes for which such expenditures were made. The Distribution Plan further provides that the selection and nomination of each Fund's Qualified Trustees shall be committed to the discretion of the disinterested Trustees of that Fund. The Distribution Plan may be terminated as to a class at any time by a vote of a majority of that Fund's Qualified Trustees or by a vote of the shareholders of that class. The Distribution Plan may not be materially amended with respect to a class without a vote of the majority of both that Fund's Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement, or report made pursuant to the Distribution Plan for a period of not less than six (6) years from the date of the Distribution Plan, and for the first two (2) years the Distributor will preserve such copies in an easily accessible place.

     Each Fund has entered into a Distribution Agreement with the Distributor. Under the Distribution Agreement, the Distributor acts as the agent of each Fund in connection with the offering of shares of that Fund and is obligated to use its best efforts to find purchasers for shares of the Fund. The Distributor acts as the principal underwriter of shares of each Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead), and equipment.

              TRANSFER AGENT, CUSTODIAN, AND SERVICE ORGANIZATIONS

     Each Fund has entered into a Transfer Agency Agreement with PFPC Inc., 4400 Computer Drive, Westborough, MA 01581, pursuant to which PFPC acts as the transfer agent for each Fund. The Transfer Agent maintains an account for each shareholder of the Funds, performs other transfer agency functions, and acts as dividend disbursing agent for the Funds.

     Each Fund has entered into a Custodian Agreement with Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, pursuant to which IBT acts as custodian for each Fund. The Portfolio has entered into a Transfer Agency Agreement with IBT pursuant to which IBT acts as transfer agent for the Portfolio. The Portfolio also has entered into a Custodian Agreement with IBT pursuant to which IBT acts as custodian for the Portfolio. The Custodian's responsibilities include safeguarding and controlling the Portfolio's and the Bond Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Portfolio's and the Bond Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of the Portfolio and the daily net asset value of shares of each Fund. Securities held by the Portfolio and the Bond Fund may be deposited into certain securities depositories. The Custodian does not determine the investment policies of the Portfolio or the Funds or decide which securities the Portfolio or the Funds will buy or sell. The Portfolio and the Bond Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

     Each Fund may from time to time enter into agreements with various banks, trust companies (other than SSgA and ShoreBank), broker-dealers (other than the Distributor), or other financial organizations (collectively, "Service Organizations") to provide services for that Fund, such as maintaining shareholder accounts and records. Each Fund may pay fees to Service Organizations (which may vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the shares of that Fund owned by shareholders with whom the Service Organization has a servicing relationship. In addition, each Fund may reimburse Service Organizations for their costs related to servicing shareholder accounts. For the fiscal years ended July 31, 2003, July 31, 2002, and July 31, 2001, Investor shares of the Equity Fund accrued $141,225, $279,145, and $258,358, respectively, in service organization fees. For the fiscal years ended July 31, 2003, July 31, 2002, and July 31, 2001, Investor shares of the Bond Fund accrued $24,085, $9,637, and $3,320, respectively, in service organization fees.

                                    EXPENSES

     The Funds and the Portfolio each are responsible for all of their respective expenses, including the compensation of their respective Trustees who are not interested persons of a Fund or the Portfolio; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund or the Portfolio; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, custodian, registrar, or dividend disbursing agent of a Fund or the Portfolio; insurance premiums; and expenses of calculating the net asset value of the Portfolio and of shares of the Funds.

     Each Fund will also pay sponsorship or administrative fees payable to Domini and all expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing, and mailing prospectuses, reports, notices, proxy statements, and reports to shareholders and to governmental offices and commissions; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Fund and the preparation, printing, and mailing of prospectuses for such purposes.

     The Portfolio and the Bond Fund each will pay the expenses connected with the execution, recording and settlement of security transactions, and the investment management fees payable to Domini. The Portfolio and the Bond Fund each also will pay the fees and expenses of its custodian for all services to the Portfolio and such Funds, as applicable, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; and expenses of meetings of investors.

                                CODES OF ETHICS

     The Portfolio, the Funds, Domini, SSgA, ShoreBank, and the Distributor have each adopted a Code of Ethics (collectively, the "Codes of Ethics") under Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Portfolio or the Funds. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                            6. INDEPENDENT AUDITORS

     KPMG LLP, 99 High Street, Boston, MA 02110, are the independent auditors for the Funds and for the Portfolio, providing audit services, tax return preparation, and reviews with respect to the preparation of filings with the SEC.

                                  7. TAXATION

                    TAXATION OF THE FUNDS AND THE PORTFOLIO

     FEDERAL TAXES: Each of our Funds is treated as a separate entity for federal tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Further, each Fund has elected to be treated and intends to qualify as a "regulated investment company" under Subchapter M of the Code. We plan to maintain this election in effect for all of the Funds. As a regulated investment company, a Fund will not be subject to any federal income or excise taxes on its net investment income and the net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If a Fund should fail to qualify as a "regulated investment company" in any year, that Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.

     We anticipate that the Portfolio will be treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Equity Fund must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits, and other items, without regard to whether it has received any distributions from the Portfolio.

     FOREIGN TAXES: Although no Fund expects to pay any federal income or excise taxes, investment income received by a Fund from foreign securities may be subject to foreign income taxes withheld at the source; we do not expect to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or an exemption from tax on such income; each Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine a Fund's effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known.

     STATE TAXES: Each Fund is organized as a series of the Trust, a Massachusetts business trust. As long as it qualifies as a "regulated investment company" under the Code, a Fund will not have to pay Massachusetts income or excise taxes. The Portfolio is organized as a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.

                            TAXATION OF SHAREHOLDERS

     TAXATION OF DISTRIBUTIONS: Shareholders of each Fund normally will have to pay federal income taxes on the dividends and other distributions they receive from a Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the divided is declared.

     DIVIDENDS-RECEIVED DEDUCTION: A portion of the ordinary income dividends paid to the Equity Fund (but none of the Fund's capital gains) is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular corporate shareholder is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Since the investment income of the Bond Fund is derived from interest rather than dividends, no portion of the dividends-received from this Fund will be eligible for the dividends-received deduction. Moreover, the portion of any Fund's dividends that is derived from investments in foreign corporations will not qualify for such deduction.

     "BUYING A DIVIDEND": Any Fund distribution will have the effect of reducing the per share net asset value of shares in that Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     DISPOSITION OF SHARES: In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

     U.S. TAXATION OF NON-U.S. SHAREHOLDERS: Dividends and certain other payments (but not including distributions of net capital gains) to persons who are neither citizens nor residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. Each Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. A Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund.

     BACKUP WITHHOLDING: Each Fund is required in certain circumstances to apply backup withholding at the rate then in effect on taxable dividends, including capital gain dividends, redemption proceeds, and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is being reduced from the 30% rate in effect for 2002 and 2003 to a rate of 28% in a series of steps ending on January 1, 2006. Backup withholding will not, however, be applied to payments that are (or would be, but for the application of a treaty) subject to the 30% withholding tax on shareholders who are Non-U.S. Persons. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

                EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

     CERTAIN DEBT INSTRUMENTS: An investment by the Bond Fund in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

     OPTIONS, ETC.: A Fund's transactions in options, futures contracts, forward contracts and swaps, and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (e.g., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund intends to limit its activities in options, futures contracts, forward contracts and swaps, and related transactions to the extent necessary to meet the requirements of the Code.

     FOREIGN SECURITIES: Special tax considerations apply with respect to foreign investments of each Fund. Foreign exchange gains and losses realized by a Fund will generally be treated as ordinary income and losses. Use of non-U.S. currencies for non-hedging purposes may have to be limited in order to avoid a tax on a Fund.

     INVESTMENTS IN REMICS: Any investment by the Bond Fund in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

     The foregoing is limited to a discussion of federal taxation. It should not be viewed as a comprehensive discussion of the items referred to nor as covering all provisions relevant to investors. Dividends and distributions may also be subject to state, local, or foreign taxes. Shareholders should consult their own tax advisers for additional details on their particular tax status.

              8. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Specific decisions to purchase or sell securities for the Portfolio and the Bond Fund are made by portfolio managers who are employees of the applicable Submanager and who are appointed and supervised by its senior officers. The portfolio managers of the Portfolio and the Bond Fund may serve other clients of a Submanager in a similar capacity.

     The primary consideration in placing securities transactions for the Portfolio and the Bond Fund with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The applicable Submanager attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolio and the Bond Fund and other clients of that Submanager on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), a Submanager normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio or the Bond Fund may determine, the applicable Submanager may consider sales of shares of the Equity Fund and of securities of other investors in the Portfolio or shares of the Bond Fund as a factor in the selection of broker-dealers to execute securities transactions for the Portfolio or the Bond Fund. None of the Portfolio or the Funds will engage in brokerage transactions with Domini, SSgA, or ShoreBank or any of their respective affiliates or any affiliate of a Fund or the Portfolio. Most of the Bond Fund's transactions will be on a principal basis.

     Under the Submanagement Agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, a Submanager may cause the Portfolio or the Bond Fund, as applicable, to pay a broker-dealer acting on an agency basis which provides brokerage and research services to the Submanager or Domini an amount of commission for effecting a securities transaction for the Portfolio or such Fund in excess of the amount other broker-dealers would have charged for the transaction if the Submanager determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Submanager's or Domini's overall responsibilities to the Portfolio or such Fund, as the case may be, or to its other clients. Not all of such services are useful or of value in advising the Portfolio or the Bond Fund.

     The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. However, because of the Portfolio's policy of investing in accordance with the Index, SSgA and Domini currently intend to make only a limited use of such brokerage and research services with respect to the Portfolio.

     Although commissions paid on every transaction will, in the judgment of the Submanagers, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio or the Bond Fund and a Submanager's or Domini's other clients, in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Certain broker-dealers may be willing to furnish statistical, research, and other factual information or services to a Submanager or Domini for no consideration other than brokerage or underwriting commissions.

     The Submanagers and Domini attempt to evaluate the quality of research provided by brokers. The Submanagers and Domini sometimes use evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions. However, neither the Submanagers nor Domini are able to quantify the amount of commissions which are paid as a result of such research because a substantial number of transactions are effected through brokers which provide research but which are selected principally because of their execution capabilities.

     The fees that the Portfolio and the Bond Fund pay to their respective Submanager and Domini will not be reduced as a consequence of the receipt of brokerage and research services. To the extent the securities transactions of the Portfolio or the Bond Fund are used to obtain brokerage and research services, the brokerage commissions paid by the Portfolio or such Fund will exceed those that might otherwise be paid for such portfolio transactions and research, by an amount which cannot be presently determined. Such services may be useful and of value to a Submanager or Domini in serving the Portfolio or the Bond Fund, as the case may be, and other clients and, conversely, such services obtained by the placement of brokerage business of other clients may be useful to a Submanager or Domini in carrying out its obligations to the Portfolio or the Bond Fund. While such services are not expected to reduce the expenses of the Submanagers or Domini, a Submanager or Domini would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff. For the fiscal years ended July 31, 2003, July 31, 2002, and July 31, 2001, the Portfolio paid brokerage commissions of $148,310, $148,244, and $195,195, respectively. For the fiscal years ended July 31, 2003, July 31, 2002, and July 31, 2001, the Bond Fund did not pay brokerage commissions.

     During the fiscal year ended July 31, 2003, the Equity Fund purchased securities issued by the following regular broker-dealers of the Fund, which had the following values as of July 31, 2003:

     Broker-Dealer             Value of Securities as of July 31, 2003

     Merrill Lynch & Co.                     $13,253,231

     In certain instances there may be securities which are suitable for the Portfolio or the Bond Fund as well as for one or more of a Submanager's or Domini's other clients. Investment decisions for the Portfolio and the Bond Fund and for a Submanager's or Domini's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio and the Bond Fund are concerned. However, it is believed that the ability of the Portfolio and the Bond Fund to participate in volume transactions will produce better executions for the Portfolio and such Fund.

            9. DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

     The Trust is a Massachusetts business trust established under a Declaration of Trust dated as of March 1, 1990. The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of shares of beneficial interest (par value $0. 00001 per share) in separate series and to divide any such series into classes of shares. Currently the Funds are the only series offered by the Trust. Each Fund has two classes of shares, Investor shares and Class R shares. Each share of each class represents an equal proportionate interest in a series with each other share of that class. Upon liquidation or dissolution of a Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. The Trust reserves the right to create and issue additional series and classes of shares, and to redesignate series and classify and reclassify classes, whether or not shares of the series or class are outstanding. The Trust also reserves the right to modify the preferences, voting powers, rights, and privileges of shares of each class without shareholder approval. Shares of each series participate equally in the earnings, dividends, and distribution of net assets of the particular series upon the liquidation or dissolution (except for any differences among classes of shares of a series).

     The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series might be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

     The Trustees of the Trust have the authority to designate additional series and classes of shares, to divide any series, and to designate the relative rights and preferences as between the different series and classes of shares. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Prospectus. The Trust may involuntarily redeem shareholder's shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (a) in order to eliminate inactive, lost, or very small accounts for administrative efficiencies and cost savings, (b) to protect the tax status of a Fund if necessary, and (c) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of a Fund.

     Each shareholder of a Fund is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) represented by the shareholder's shares in the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Shareholders of the Funds and all other series of the Trust, if any, will generally vote together on all matters except when the Trustees determine that only shareholders of a particular Fund, series or class are affected by a particular matter or when applicable law requires shareholders to vote separately by Fund or series or class. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the

Trust may elect all of the Trustees of the Trust if they choose to do so, and in such event the other shareholders of the Trust would not be able to elect any Trustee.

     The Trust is not required and has no current intention to hold annual meetings of shareholders, but the Trust will hold special meetings of the Trust's or a Fund's shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more Trustees under certain circumstances.

     The Trust may, without shareholder approval, change a Fund's form of organization, reorganize any Fund or series, any class, or the Trust as a whole into a newly created entity or a newly created series of an existing entity, or incorporate any Fund, any other series, any class, or the Trust as a whole as a newly created entity. If recommended by the Trustees, the Trust, any Fund, any other series, or any class of the Trust may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized at any meeting of shareholders by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust voting as a single class or of the affected Fund, series, or class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected Fund, series or class. The Trust may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust. Any Fund, any other series of the Trust, or any class of any series, may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or that series or class, or by the Trustees by written notice to the shareholders of the Fund or that series or class. If not so terminated, the Trust will continue indefinitely. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

     The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any Fund, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

     The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to Trust or Fund shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such Trustees or officers have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

     Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Funds and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund. The Declaration of Trust also provides for the maintenance, by or on behalf of the Trust and the Funds, of appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Funds and their shareholders and the Trust's Trustees, officers, employees, and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and a Fund itself was unable to meet its obligations.

     The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

     The Trust's Declaration of Trust provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

     The Portfolio, in which all of the investable assets of the Equity Fund are invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Equity Fund and other entities investing in the Portfolio (i.e., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Equity Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trust's Trustees believe that neither the Equity Fund nor its shareholders will be adversely affected by reason of the Equity Fund's investing in the Portfolio.

     Each investor in the Portfolio, including the Equity Fund, may add to or reduce its investment in the Portfolio on each Fund Business Day. At the close of each such business day, the value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio effective for that day. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be re-computed as the percentage equal to the fraction, (a) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day and (b) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business on the following Fund Business Day.

                             10.  FINANCIAL STATEMENTS

     [To be filed by amendment.]

                                   * * * * *

     Domini Social Investments,(R) Domini Social Equity Fund,(R) Domini Social Bond Fund,(R) Domini Institutional Social Equity Fund,SM Domini Money Market Account,(R) The Way You Invest Matters,(R) The Responsible Index Fund,SM and domini.com(R) are registered service marks of Domini Social Investments LLC.

     The Domini Social Equity Fund is not sponsored, endorsed, sold, or promoted by KLD Research & Analytics, Inc. ("KLD"). KLD makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. KLD has no obligation to take the needs of Domini Social Investments LLC or the shareholders of the Fund into consideration in determining, composing, or calculating the Domini 400 Social Index. KLD is not responsible for and has not participated in the management of the Fund or the distribution of the shares of the Fund. KLD has no obligation or liability in connection with the administration, marketing, or trading of the Fund.

     KLD DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN, AND KLD SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. KLD MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY DOMINI SOCIAL INVESTMENTS LLC, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN. KLD MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL KLD HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                   APPENDIX A

                               RATING INFORMATION


     The following ratings are opinions of Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc. ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), not recommendations to buy, sell, or hold an obligation. The ratings below are as described by the rating agencies. While the rating agencies may from time to time revise such ratings, they are under no obligation to do so.

STANDARD & POOR'S

STANDARD & POOR'S FOUR HIGHEST LONG-TERM ISSUE CREDIT RATINGS

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR                The ratings from AA to CCC may be modified by the
MINUS (-)                  addition of a plus or minus sign to show relative
                           standing within the major rating categories.


STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3                     Speculative capacity to pay principal and interest.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.



MOODY'S

MOODY'S FOUR HIGHEST DEBT RATINGS -- TAXABLE DEBT & DEPOSITS GLOBALLY

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


MOODY'S SHORT-TERM PRIME RATING SYSTEM -- TAXABLE DEBT & DEPOSITS GLOBALLY

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               o    Leading market positions in well-established industries
               o    High rates of return on funds employed
               o Conservative capitalization structure with moderate reliance on debt and ample asset protection
               o Broad margins in earnings coverage of fixed financial charges and high internal cash generation
               o Well-established access to a range of financial markets and assured sources of alternate liquidity

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime      Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

                             Adopted August 5, 2003

These Proxy Voting Policies and Procedures have been adopted by each of the Domini Social Index Fund, the Domini Social Index Portfolio, and the Domini Social Bond Fund (collectively, the "Domini Funds" or the "Funds") to ensure that all proxies for securities held by the Funds are cast in the best interests of the Domini Funds' shareholders, to whom the Funds owe a fiduciary duty.

The Board of Trustees ("BOT") of the Domini Funds has delegated the responsibility to vote proxies for the Funds to Domini Social Investments LLC, the Funds' investment adviser ("Domini" or the "Adviser"). The BOT reviews and adopts Domini's Proxy Voting Policies and Procedures on an annual basis on behalf of the Funds, and receives quarterly reports from Domini regarding the execution of its proxy voting duties.

The BOT also delegates the responsibility for resolving conflicts of interest that may arise between Domini and the Domini Funds in the execution of the Adviser's proxy voting duties to the Adviser. Pursuant to Domini's Procedures, where a significant conflict of interest arises, the BOT expects Domini to consult with one or more of the independent trustees to determine an appropriate course of action (See "Conflicts of Interest" below).

I. THE DOMINI FUNDS' PROXY VOTING GUIDELINES

INTRODUCTION

The following Guidelines summarize the Funds' positions on various issues of concern to socially responsible investors and indicate how the Funds will vote their shares on each issue. Because the Funds have a fiduciary duty to vote all shares in the best interests of the Funds' shareholders, the Funds vote proxies after considering shareholders' financial interests and social objectives. For that reason, there may be instances in which the Funds' shares may not be voted in strict adherence to these Guidelines. These Guidelines are subject to change without notice.

THE RATIONALE GUIDING THE DOMINI FUNDS' APPROACH TO PROXY VOTING

Shareholders of the Domini Funds have long-term financial and social objectives. These include retirement, paying for a college education, building wealth, and building a safer, cleaner, more equitable world for their children. These goals are not served when corporations externalize their costs of doing business on society. A corporation that delivers only short-term profits to its shareholders at the long-term expense of its employees, the communities in which it operates, or the natural environment has not delivered the long-term value that our shareholders are seeking to achieve through their investments.

SUSTAINABILITY -- LONG-TERM VALUE CAN ONLY BE DELIVERED BY SUSTAINABLE CORPORATIONS.

As socially responsible investors, we are seeking to invest in sustainable corporations. A sustainable corporation is not simply one that survives. A sustainable corporation is one that delivers long-term shareholder value in harmony with society and the natural environment. It sustains, and is sustained by, a complex web of stakeholders comprised of shareholders, employees, communities, customers, and the environment. Mismanagement of stakeholder relations can involve substantial financial costs. Shareholders provide corporations with capital, but communities provide them with employees, consumers, and a legal framework within which to operate, and the environment provides corporations with raw materials for their operations. In return, corporations provide jobs, goods, services, and profits. A corporation that intends to deliver value over the long-term must effectively manage its relations with all its stakeholders, and be responsive to the needs and demands of these various constituencies. We believe that those corporations that eventually achieve this goal will deliver significant value to all stakeholders, including their shareholders.

THE CRITICAL ROLE OF THE INVESTOR: SUSTAINABILITY IS A LONG-TERM ASPIRATIONAL GOAL THAT CAN ONLY BE ACHIEVED THROUGH DELIBERATE ACTION.

Shareholders possess certain unique rights and privileges with respect to the management of the corporations they own. It is our view that, as socially responsible investors, we have the obligation to appropriately direct management's attention to the broader web of stakeholders upon which the corporate enterprise depends. Shareholders are the only corporate stakeholder given an opportunity to communicate with management through the proxy rules. Therefore, we believe it is incumbent upon us to carefully consider the concerns of this broader community that is often without effective voice, and to raise these concerns with management when they are reasonable and consistent with our investors' objectives. In the process, we believe we are building long-term shareholder value.

We believe that corporations are best equipped to create long-term, broad-based wealth both for their stockowners and for their other stakeholders when they are transparent, accountable, and adopt democratic governance principles. Our proxy voting guidelines, while varying in their particulars, are based on and reflect these core values.

COMMUNITY

ACCESS TO PHARMACEUTICALS -- DISCLOSURE OF INCENTIVES TO PHARMACEUTICAL
PURCHASERS

Drug companies have provided doctors, pharmacy benefit managers, and other pharmaceutical purchasers rebates, payments, and other incentives to purchase their drugs. These incentives are often hidden, and are therefore not passed on to patients. According to a US News & World Report article entitled "When Is a Rebate a Kickback?", some estimate that these payments add up to approximately 10% of the $122 billion Americans spend on drugs annually. Shareholders have called on pharmaceutical companies to issue reports disclosing the extent and types of incentives they use to influence pharmaceutical purchasers to select their drugs. We will SUPPORT these resolutions.

CABLE COMPANIES AND PORNOGRAPHY

The availability and the level of graphic, sexually explicit, and/or obscene content on cable channels is expanding. This "mainstreaming" of pornography has become a source of serious concern for some shareholders on both social and financial grounds. Among other things, shareholders have asked cable companies to:

     o Outline the business case for their increasing distribution of pornography
     o Review policies governing content decision-making for cable operations
     o Assess the potential legal issues and financial liabilities posed by possible violations of local obscenity laws and lawsuits from individuals and communities.

We will SUPPORT these resolutions.

CITIZEN INITIATIVES -- NONINTERFERENCE BY CORPORATIONS

According to the Supreme Court, large corporations have a constitutional right to participate in initiative campaigns. However, their financial contributions can and do defeat citizen initiative campaigns for environmental protection, recycling, sustainable resource use, and right to know laws. Shareholders have asked corporations to refrain from contributing to initiative campaigns unless a competitor would gain a competitive advantage from it. We will SUPPORT such resolutions.

EQUAL CREDIT OPPORTUNITY

Access to capital is essential to participating in our society. The Equal Credit Opportunity Act prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, and the like.

Shareholders have asked for:

     o Reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination.
     o The development of fair lending policies that would assure access to credit for major disadvantaged groups and require annual reports to shareholders on their implementation.
     o The development of policies to ensure that the firm does not securitize predatory loans.
     o Specific actions to prevent predatory lending. (The subprime lending industry has been the subject of widespread criticism for systemic abuses known collectively as predatory lending. Predatory lending includes the charging of excessive rates and fees, failing to offer borrowers with good credit interest rates that reflect their sound credit records, requiring borrowers to give up their full legal rights by agreeing to mandatory arbitration as a condition of receiving the loan, and paying large prepayment penalties that make refinancing loans prohibitively expensive. These practices have disproportionate impact on low-income, elderly, and minority borrowers.)
     o The application by nonfinancial corporations, such as auto companies, of Equal Credit Opportunity Act standards to their financial subsidiaries.

We will SUPPORT these resolutions.

IMPACT ON CULTURALLY SENSITIVE AREAS

Occasionally corporations locate facilities on sites of archeological or cultural importance. Local citizens often protest such plans. Shareholders have asked for reports on the impact of companies' plans on these culturally sensitive sites. Shareholders have also asked companies to cease their operations on these sites once operations have begun. We will SUPPORT these resolutions.

INSURANCE COMPANIES AND ECONOMICALLY TARGETED INVESTMENTS

Economically targeted investments (ETIs) are loans made to low- to moderate-income communities or individuals to foster, among many things, small businesses and farms, affordable housing, and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareholders have asked for reports outlining how insurers could implement an ETI program. We will SUPPORT these resolutions.

LOWER DRUG PRICES

Millions of Americans have severely limited or no practical access to crucial prescription drugs because they are either uninsured or underinsured. In addition, shareholders have criticized pharmaceutical companies for using a two-tiered pricing system through which retail purchasers are charged significantly more for drugs than are group purchasers like HMOs and federal government agencies. As a result, the underinsured and uninsured must often pay higher prices for the same drugs than their adequately insured counterparts. We will SUPPORT resolutions asking companies to implement and report on price restraint policies for pharmaceutical products.

QUALITY OF HEALTHCARE

Many communities are increasingly concerned about the ability of for-profit healthcare institutions to provide quality healthcare. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care. We will SUPPORT these resolutions.

REDLINING

"Redlining" is the systematic denial of services to an area based on its economic or ethnic profile. The term originated in banking, but the same practice infects businesses as different as insurance companies and supermarkets. Shareholders have asked management to appraise their lending practices and develop policies to avoid redlining.

Shareholders have also asked insurance companies to develop "fair housing" policies that would assure adequate homeowner insurance protection in low-income neighborhoods. We will SUPPORT these resolutions.

RIDE SAFETY

The U.S. Consumer Product Safety Commission (CPSC) report Amusement Ride-Related Injuries and Deaths in the United States: 1987-1999 states that 7,000 people were treated in the hospital in 1999 for injuries related to amusement parks. In addition, such injuries increased over the time period investigated by 95%, while attendance increased by only 7%. No federal regulation of amusement parks currently exists, and parks in many states are not required to report on injuries caused by rides. Shareholders have filed resolutions asking companies to report on company policies for ride safety, medical response, and reporting of injuries related to amusement park rides. We will SUPPORT these resolutions.

CORPORATE GOVERNANCE

ANNUAL MEETINGS -- IN-PERSON ANNUAL MEETINGS

Some corporations have lobbied to replace "face-to-face" annual meetings with "virtual meetings" broadcast over the Internet. Shareholders have argued that Internet access to annual meetings should only supplement and not replace in-person annual meetings. We will SUPPORT resolutions asking directors to affirm the continuation of in-person annual meetings.

ANNUAL MEETINGS -- ROTATING SITES

Corporations with large numbers of shareholders should move their annual meetings around the country so that their owners have an opportunity to participate in person. Needless to say, the locations should be readily accessible. We will SUPPORT resolutions advancing this cause.

AUDITORS -- INDEPENDENCE

We will support the reappointment of the company's auditor unless we have reason to believe that the independence of the audit may be compromised. We believe that significant non-audit fees can compromise the independence of the audit. Therefore, we will examine non-audit fees closely and will, for example, OPPOSE the appointment of auditors where non-audit fees, such as consulting fees, represent more than 25% of the total fees paid to the auditor, where such data is available. In addition, we will review on a CASE-BY-CASE basis the appointment of auditors who have a significant professional or personal relationship with the company, or where there is reason to believe that the auditor has rendered an inaccurate opinion.

We will SUPPORT shareholder proposals asking companies to adopt a policy to ensure that the firm that is appointed to be the company's independent accountants will only provide audit services to the company and not provide any other services.

We will also SUPPORT shareholder proposals that set a reasonable period for mandatory rotation of the auditor (at least every five years).

BOARD OF DIRECTORS -- CUMULATIVE VOTING

Cumulative voting allows shareholders to cast all of their votes for one nominee to the board. Theoretically, it facilitates the election of dissidents to the board. In practice, however, it violates the principles of fairness and equity by granting minority shareholders a disproportionate voice in running the company. We will OPPOSE bylaws requiring cumulative voting.

BOARD OF DIRECTORS -- DIRECTOR-SHAREHOLDER DIALOGUE

Shareholders have asked that corporations establish an Office of the Board of Directors to facilitate communication between nonmanagement directors and shareholders. A committee of nonmanagement directors would be responsible for the Office. We will SUPPORT these resolutions.

BOARD OF DIRECTORS -- DIVERSITY

Typically, a board committee selects nominees for the board, and they run unopposed. If the board or the slate does not include women or people of color, we will WITHHOLD our support for the board's nominees.

Shareholders have asked boards to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors, to endorse a policy of board inclusiveness and to issue reports to shareholders on their efforts to increase diversity on their boards. We will SUPPORT these resolutions.

BOARD OF DIRECTORS -- INDEMNIFICATION

A board may use indemnification policies that go well beyond accepted norms to protect itself against shareholder actions in the wake of unsuccessful takeover attempts. We will OPPOSE these resolutions.

BOARD OF DIRECTORS -- INDEPENDENT BOARD

It is in the best interest of all stockholders that a majority of board members be independent. We will WITHHOLD our votes from board slates that do not consist of a majority of independent directors. We will SUPPORT shareholder resolutions asking management to amend company bylaws to ensure that the board has a majority or a supermajority (two-thirds or three-quarters) of independent directors.

We will also WITHHOLD our votes from individual directors who have demonstrated disregard for their responsibilities to shareholders and other stakeholders. For example, we will WITHHOLD our votes from directors who have attended less than 75% of board and committee meetings without a valid excuse or who have ignored a shareholder proposal that has been approved by a majority of the votes outstanding.

In determining the independence of board members, we use the definition developed by Institutional Shareholder Services (ISS). ISS divides directors into three categories: Inside, Affiliated and Independent. To be "independent," a director must have no connection to the company other than his or her board seat. ISS considers board members who have served for over ten years to still be independent, but will make note of independent and affiliated directors who have served on the board for over ten years.

BOARD OF DIRECTORS -- INDEPENDENCE OF KEY COMMITTEES

We believe that it is critical to the protection of shareholder interests that certain key committees, such as the audit committee, the nominating committee, and the compensation committee, be composed entirely of independent directors. We will WITHHOLD our votes from inside directors and affiliated outside directors nominated to these committees.

We will SUPPORT shareholder resolutions requesting that these committees be composed exclusively of independent directors.

BOARD OF DIRECTORS -- QUALIFICATIONS FOR INDEPENDENCE

Often, "independent" or "outside" directors are so only in that they are not employees of the company. Their ties to management make them de facto insiders, and therefore their representation of the interests of external constituencies is minimal. Some shareholders have proposed that boards nominate independent directors subject to very strict criteria defining "independent." We will SUPPORT these resolutions.

BOARD OF DIRECTORS -- MANDATORY SHARE OWNERSHIP

Shareholders have proposed that all directors should own stock in the company. In general, directors should own stock in the companies on whose boards they sit. However, boards should not be restricted to those financially able to buy stock. We will OPPOSE these resolutions.

BOARD OF DIRECTORS -- MORE DEMOCRATIC ELECTIONS

In practice, most corporations allow shareholders to approve board candidates as selected by the board, rather than to truly "elect" candidates from a pool of nominees. To further democratize the election process, shareholders have requested that there be more director nominees than there are board seats to be filled during a board election. Such an arrangement would enhance the ability of shareholders to choose candidates who would more accurately represent their interests. We will SUPPORT these resolutions.

BOARD OF DIRECTORS -- REDUCE SIZE

Some shareholders have sought to reduce the size of boards as a cost-cutting measure. However, the costs associated with boards are relatively small, and considerations other than size should be weighed carefully. We will OPPOSE such resolutions.

BOARD OF DIRECTORS -- SHAREHOLDER ADVISORY BOARD

Shareholders have asked that corporations create a shareholder advisory board to represent the owners' views to the board. Boards with a sufficient number of outside directors should represent the interests of shareholders. We will OPPOSE such resolutions.

BOARD OF DIRECTORS -- STAGGERED TERMS

The annual election of all directors is a necessary part of maintaining accountability to shareholders. Management often proposes a classified board or staggered board terms to maintain control of the board. We will oppose bylaws of this type. We will SUPPORT resolutions to abolish staggered boards.

CASH BALANCE PENSION PLANS

In the late 1990s, many companies converted their pension plans from traditional defined benefit pension plans to cash-balance plans. Older workers can lose significant pension earnings if their traditional pension is replaced

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by a cash-balance plan that puts them on an equal earning footing with younger workers. Shareholders have asked companies to give employees the choice of either a defined benefit pension plan or a cash-balance plan. We will SUPPORT these resolutions.

CORPORATE WELFARE

Corporate welfare, according to a Time magazine article on the subject, is "any action by local, state or federal government that gives a corporation or an entire industry a benefit not offered to others." Federal corporate welfare payments in 1998 reportedly equaled 26% of total 1998 after-tax corporate profits in the U.S. Government officials, business leaders, shareholders, and others worry that corporate welfare leads to unfair market competition and softens the ability of American businesses to compete. We will SUPPORT resolutions that ask corporations to report the corporate welfare benefits they receive.

EMPLOYEE COMPENSATION -- EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

In the expectation that companies fostering employee ownership will grow faster, attract and retain higher quality employees, create more employee wealth, and achieve sustained superior performance, shareholders have asked corporation to create and fund ESOPs, and report on employee ownership. We will SUPPORT these resolutions.

MANAGEMENT AND DIRECTORS -- REASONABLE COMPENSATION

We support reasonable compensation packages for managers and directors. In general, we do not regard as reasonable:

     o Pension plans for outside directors (since they usually benefit from other plans)
     o  Gold or silver parachute plans triggered by a takeover
     o  Total compensation to outside directors exceeding $100,000 per year
     o Total compensation to chief executive officers exceeding $10,000,000 per year

We will OPPOSE resolutions proposing these or similar compensation schemes and will SUPPORT resolutions proposing that such schemes be submitted to the shareholders for approval. In addition, we will SUPPORT resolutions calling for companies to review and report on executive compensation.

MANAGEMENT AND DIRECTORS -- SEPARATE CEO AND CHAIR POSITIONS

Shareholders have proposed that the same person not act as board chair and CEO, so that the board will represent the interests of the shareholders, not management. We will SUPPORT these resolutions.

In addition, to ensure an independent board, shareholders have requested that the chair of the board of directors be an independent director who has not served as chief executive officer of the company. We will SUPPORT these resolutions.

MANAGEMENT COMPENSATION -- DISCLOSURE

Shareholders have asked companies to disclose the salaries of top management beyond those the SEC requires in the proxy statement. We will SUPPORT these resolutions.

MANAGEMENT COMPENSATION -- EXCESSIVE STOCK OPTION GRANTS TO EXECUTIVES

According to a 1999 study by Northwestern University's Kellogg School of Management entitled "Unleashing the Power of Employee Ownership," firms with broad-based stock ownership delivered superior stock market performance and profitability relative to peer firms without employee ownership. Shareholders wishing to promote more broad-based employee ownership of their corporations' stock have asked corporate boards to limit stock options granted to (1) a single individual to no more than 5% of the total options granted in a single year, and (2) the group of executive officers to no more than 10% of the total options granted in a single year. We will SUPPORT these resolutions.

MANAGEMENT COMPENSATION -- EXECUTIVE SEVERANCE PAY REVIEW

Shareholders have criticized boards of directors that grant retiring executives severance pay packages that significantly exceed the standard benefits granted to other company executives, particularly when the company's financial performance was poor during the executive's tenure. As a result, shareholders have asked boards to prepare reports that summarize and explain the relationship of their executive severance package policies and philosophies to corporate performance, employee morale, and executive performance incentives. We will SUPPORT these resolutions.

MANAGEMENT COMPENSATION -- HEALTHCARE SYSTEMS AND INSURERS

Healthcare systems and insurers must balance their needs to generate profits against the quality of care they provide their customers. Shareholders have asked for a board level review of executive compensation practices that would lead to tying compensation to the quality of care and/or service given to patients. We will SUPPORT these resolutions.

MANAGEMENT COMPENSATION -- NONFINANCIAL PERFORMANCE

Shareholders have asked companies to review their executives' compensation and report to shareholders on its link not only to financial performance but also to the company's performance on:

     o  Environmental issues
     o  Burma
     o  Improvements in healthcare quality
     o  Exporting U.S. jobs to low-wage countries
     o  Closing the wage gap in the U.S. between workers and top management
     o  Predatory lending
     o  Diversity issues
     o  Social issues generally

We will SUPPORT these resolutions.

MANAGEMENT COMPENSATION -- PERFORMANCE-BASED STOCK OPTIONS

Shareholders have asked companies to tie executive compensation more closely to company, rather than stock market, performance through the use of performance-based stock options. Performance-based stock options include indexed stock options, which link option exercise prices to an industry index; premium-priced stock options, which have exercise prices that are above the market price of the stock on the date of grant; and performance-vesting options, which vest only after the market price of the stock exceeds a target price greater than the market price on the grant date. We will SUPPORT these resolutions.

MANAGEMENT COMPENSATION -- SALARY FREEZE DURING LAYOFFS

Layoffs are generally undertaken as cost-saving measures designed to improve profits and increase the company's long-term competitiveness. However, increasing the pay of corporate officers while asking employees to sacrifice is

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hypocritical, damaging to a company's culture, and indicative of poor corporate governance. We will SUPPORT resolutions that require companies to freeze the salaries of corporate officers during layoffs and/or until the positive benefits of the layoffs are demonstrated.

MANAGEMENT COMPENSATION -- TIE CEO COMPENSATION TO SALARY OF LOWEST-PAID WORKER

Compensation for corporate CEOs has grown at an astonishing pace in recent years, far faster than that for employees in general. Between 1982 and 2001 the average chief executive officer's pay increased from 42 times that of the lowest paid worker to 411 times (Business Week Online, May 6, 2002). Shareholders have asked that corporations establish a cap for CEO compensation, tying it to the wage of the lowest-paid workers. We will SUPPORT these resolutions.

In addition, shareholders have asked that corporations prepare a detailed statistical historical report on the salaries of the highest-paid executive and lowest-paid employee. We will SUPPORT these resolutions.

MANAGEMENT PERFORMANCE -- REVIEW BY INDEPENDENT DIRECTORS

One of a board's most important functions is the review of top management's performance. Some have suspected that close ties between directors and management made these reviews more perfunctory than they should be. A recent shareholder resolution would require that these reviews be performed solely by independent directors. However, there is no evidence that such a requirement is generally needed. We will review resolutions of this type on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS -- IN GENERAL

Many recent studies have concluded that a sizable majority of mergers and acquisitions do not yield benefits for investors. At the same time, investors valuing social and environmental factors highly have multiple reasons to examine such proposals diligently. We will oppose any merger or acquisition whose resulting company would not qualify for the Domini 400 Social IndexSM on exclusionary grounds. But mergers and acquisitions also may lead to other unacceptable social, environmental, or corporate governance costs, through the loss of exemplary models of corporate innovation in social and environmental initiatives. For this reason, we will review the potential social costs of any merger or acquisition along with purely financial considerations. Although mergers and acquisitions may offer financial, and even social and environmental, benefits, their tendency to underperform, and their potential to do harm, creates the need for special scrutiny on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS -- SHAREHOLDER APPROVAL

Some shareholders have sought to require submission to shareholders of any merger or acquisition, regardless of size. While mergers and acquisitions that decisively change a company's character should be submitted to its owners for approval, we will OPPOSE all-inclusive resolutions since they are both impractical and entail an unnecessary expense.

NONPARTISANSHIP

Corporations should not devote resources to partisan political activities, nor should they compel their employees to contribute to or support particular causes. We will SUPPORT resolutions advancing these principles.

POLITICAL CONTRIBUTIONS

Those concerned about the influence of corporate funds on the political process have called attention to the use of "soft money": funds that are not given directly to candidates, but to political parties for "party-building" activities. Shareholders have asked boards of directors to establish corporate political contributions guidelines and reporting provisions. We will SUPPORT these resolutions.

PROXY VOTING -- CONFIDENTIAL BALLOT

Many companies' proxies bear the name of the shareholder, allowing companies to learn who voted how in corporate elections. Confidential voting is necessary to maintain a proxy voting system that is free of pressure. Shareholders have asked that proxy voting be kept confidential, except in those limited circumstances when the law requires disclosure. We will SUPPORT these resolutions.

RELATIVE COMPENSATION LEVELS

A few enlightened companies have set a maximum range they will tolerate between the salaries of their lowest- and highest-paid employees. Shareholders have asked other companies for reports comparing the compensation packages of the average and lowest wage earners to those of top management. We will SUPPORT these resolutions.

SHAREHOLDER RESOLUTIONS -- IDENTIFICATION OF PROPONENTS

Shareholders have asked that management fully identify proponents of all shareholder resolutions. We will SUPPORT these resolutions.

SHAREHOLDER RESOLUTIONS -- SUPERMAJORITY VOTES

A company may propose a bylaw requiring that certain types of shareholder resolutions receive a supermajority -- sometimes as much as 80% of the vote -- to be adopted. We will OPPOSE these resolutions.

STOCK OPTION EXPENSING

Current accounting rules do not require companies to expense stock options as a cost in determining operating income. We believe this practice leads to distorted earnings reports. We will SUPPORT resolutions calling for companies to expense costs of stock options in the company's annual income statement.

TAKEOVER -- EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

ESOPs should promote active employee ownership. However, some companies have proposed ESOPs as a way to park stock to avoid a takeover. We will OPPOSE ESOPs not intended and designed to promote active employee ownership.

TAKEOVERS -- STOCK ISSUANCE

Management may seek authorization to issue stock in an effort to avoid a takeover. We will OPPOSE these resolutions.

TRANSPARENT FINANCIAL REPORTING

Accounting rule FAS 87 requires companies to boost their profit reports with part of the surplus from their pension funds. The surplus used to do so can account for a substantial portion of a company's profit.

Companies cannot use this surplus to fund company operations. However, some companies have based executive incentive pay on FAS 87 profit. They have also

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decided against using pension fund surplus money to adjust retiree pay for inflation. Shareholders have asked companies not to base executive incentive pay on FAS 87 profit, to provide transparent reports to shareholders of profit from real company operations, and/or to use part of their pension fund surplus to adjust retiree pay for inflation. We will SUPPORT these resolutions.

DIVERSITY

Note: See also "Board of Directors-- Diversity" in our Corporate Governance section.

EQUAL EMPLOYMENT OPPORTUNITY AND AFFIRMATIVE ACTION REPORT

All corporations have the power to promote equality in the workplace and the marketplace. Shareholders have asked for reports that may include:

     o A chart identifying employees by sex, race, and the various job categories defined by the EEOC;
     o   A description of affirmative action policies and programs in place;
     o   The company's Form EEO-1 disclosure report;
     o A report on the percentage of hires during the previous year who were persons with disabilities;
     o A description of programs designed to increase the number of women and/or minority managers;
     o A description of programs designed to increase the number of persons employed with disabilities;
     o A description of how the company is working to eliminate "glass ceilings" for female and minority employees;
     o A report on any material litigation facing the company concerning diversity-related controversies;
     o A description of how the company publicizes its affirmative action policies and programs to suppliers and service providers; and/or
     o A description of programs directing the purchase of goods and services from minority- and/or female-owned businesses.

We will SUPPORT these resolutions.

EQUALITY PRINCIPLES ON SEXUAL ORIENTATION

In 1995, a coalition of advocacy groups and businesses, primarily in financial services, developed the Equality Principles on Sexual Orientation. The principles call on companies to:

     o Adopt written prohibitions against discrimination in employment based on sexual orientation;
     o Recognize and grant equal status to employee groups formed to address sexual orientation issues in the workplace;
     o   Include sexual orientation issues in diversity training;
     o Grant spousal benefits to domestic partners, regardless of sexual orientation;
     o Refrain from using negative stereotypes of sexual orientation in advertising; and
     o Practice nondiscrimination in the sale of goods and services and the placement of advertisements.

Shareholders have asked for reports on the implementation of the Principles. We will SUPPORT these resolutions.

PAY EQUITY

Historically women have not received comparable wages for comparable work in many sectors of our economy, although national legislation requires that they be comparably compensated. Shareholders have asked for reports that companies undertake studies to assure that all women and minorities are paid comparably with their counterparts. We will SUPPORT these resolutions.

RACIAL STEREOTYPES IN ADVERTISING

Racial stereotyping persists in advertising and team logos. The most notorious of these is the Cleveland Indians' "Chief Wahoo." Shareholders have asked companies to display more sensitivity toward the images they present. We will SUPPORT these resolutions.

ENVIRONMENT

ADOPT GLOBAL ANIMAL WELFARE STANDARDS

Shareholders have asked restaurants and other corporations to adopt animal welfare standards for their operations worldwide, and to report these standards to shareholders. We will SUPPORT these resolutions.

CERES PRINCIPLES

The Coalition for Environmentally Responsible Economies (CERES) was formed in 1989 in the wake of the Exxon Valdez disaster.

It developed a set of ten principles, now called the CERES Principles, to guide corporate decisions that affect the environment. By subscribing to the Principles, a company commits itself to:

     o Work toward positive goals such as sustainable use of natural resources, energy conservation, and environmental restoration;
     o   Set definitive goals and a means of measuring progress; and
     o Inform the public in an environmental report published in the format of a CERES Report.

Shareholders have submitted resolutions asking corporations to study the Principles or to endorse them. We will SUPPORT these resolutions.

CO2 AND CLIMATE CHANGE

Shareholders have become increasingly concerned about the potential climate-changing effects of greenhouse gas emissions from their companies' operations and products. They have focused particular attention on electric utility, oil, manufacturing, and insurance companies. Some shareholders have asked electric utility companies for reports on policies, programs, and progress to date in helping ratepayers conserve energy and in using benign sources of electricity to reduce CO2 emissions. Others have asked oil, electric utility, and manufacturing companies to report on greenhouse-gas emissions from their operations and products, and their progress towards reducing such emissions. Shareholders have also asked property and casualty insurance industry firms to report on their exposure to potentially catastrophic risks from natural disasters brought on by worldwide climate change. We will SUPPORT these resolutions.

ENVIRONMENTAL HAZARDS TO COMMUNITY

The public has a right to know whether a company uses substances that pose an environmental health or safety risk to a community in which it operates. Shareholders have asked companies to make information about these risks available to enable surrounding communities to assess a facility's potential impact. We will SUPPORT these resolutions.

ENVIRONMENTAL REPORTS

Shareholders have asked companies to prepare general reports (often using the CERES Report as a guide) describing company programs, progress, and future plans in the environmental area. Such resolutions may also ask the company to
(1) disclose environmental liabilities in a somewhat clearer fashion than the SEC requires, (2) report on toxic emissions, or (3) disclose the environmental impact of the company's operations on biodiversity. Other requests have focused on specific environmental problems, such as hazardous waste sites. Shareholders have also asked for reports on the environmental and occupational standards that companies require of their suppliers and vendors. We will SUPPORT these resolutions.

ENVIRONMENTAL STANDARDS FOR INTERNATIONAL ELECTRONICS INDUSTRY SUBCONTRACTORS

The manufacture of semiconductors requires extensive use of toxic chemicals and the use and discharge of large amounts of water. Shareholders have asked certain large U.S. electronics products companies to report on their policies for monitoring the environmental records of their major overseas suppliers. We will SUPPORT these resolutions.

GENETICALLY ENGINEERED (GE) AGRICULTURAL PRODUCTS

There is growing concern that GE foods may be harmful to humans, animals, or the environment. There is also concern that any detrimental impact on public health and the environment resulting from these foods may expose companies to substantial financial liabilities. Shareholders have asked companies to delay marketing GE foods until testing proves these products to be safe over the long term. They have also asked companies that are currently marketing GE foods to
(1) label them as such; (2) adopt a policy to phase them out; (3) report on the financial and environmental costs, benefits, and risks associated with the production and consumption of these products; and/or (4) report on the feasibility of phasing them out, unless long-term testing proves them safe to humans, animals, and the environment. We will SUPPORT these resolutions.

NO MINING OR EXPLORATION AND PRODUCTION IN CERTAIN ENVIRONMENTALLY SENSITIVE REGIONS

Certain regions of the U.S., such as the Arctic National Wildlife Refuge or the Okefenokee National Wildlife Refuge, are particularly environmentally sensitive. Shareholders have asked natural resource extraction companies to adopt a policy of not exploiting these regions. We will SUPPORT these resolutions.

PAPER PRODUCTION AND USE -- CHLORINE BLEACHING

The insatiable demand for paper has led to clear-cutting of forest for pulp and the use of chlorine bleaching to achieve whiteness in the end product. As both these practices have dire environmental consequences, shareholders have asked paper manufacturers to report on plans to phase out the production of paper using these processes. In addition, shareholders have also asked companies to report on steps taken to eliminate the use of chlorine bleaching in the production of their products. We will SUPPORT these resolutions.

PAPER PRODUCTION -- TELEPHONE DIRECTORIES

Some producers of telephone books use paper derived from virgin rainforests. Since alternative sources of paper exist, shareholders have asked publishers to phase out the use of paper from these sources. We will SUPPORT these resolutions.

PHASE OUT MERCURY-CONTAINING DEVICES

Mercury, a bioaccumulative neurotoxin contained in such devices as thermometers and sphygmomanometers, poses a significant threat to public health. We will SUPPORT resolutions asking corporations to phase out their production and/or sale of mercury-containing devices.

PVCs (POLYVINYL CHLORIDE PLASTICS), PHTHALATES

PVCs are environmentally hazardous throughout their life cycle (production, use, and disposal). Dioxin, a known human carcinogen, is created during the production of PVC feedstocks, as well as when PVCs are burned in waste incinerators. Among other things, dioxin has been linked to endocrine disruption, reproductive abnormalities, neurological problems, and infertility in humans and animals. In addition, large amounts of chemicals called "phthalates" are used to manufacture flexible PVC products. A commonly used phthalate plasticizer called di-ethylhexyl-phthalate (DEHP) is a probable reproductive toxicant, as well as a toxicant of the liver and kidney.

PVCs are the primary component in 25% of all medical products. These include IV, blood, and enteral feeding bags; oxygen tubing and masks; dialysis tubing; enteral feeding tubes; examination gloves; and sterile packaging. Many non-PVC medical supplies (IV bags, gloves, plasma collection bags, and containers) are currently available and others (tubing, film for collection bags, and blood bags) are under development. We will SUPPORT resolutions asking companies to phase out the manufacture of PVC- or phthalate-containing medical supplies where safe alternatives are available.

PVCs are also extensively used in building materials such as furniture and floor coverings. We will SUPPORT resolutions asking companies to report on the risks, financial costs, and benefits, and environmental and health impacts of the continued use of PVCs in these types of products.

POLLUTION PREVENTION, RECYCLING, AND PRODUCT LIFE-CYCLE RESPONSIBILITY

Implementation of pollution-prevention and recycling programs results in clear benefits to corporations, shareholders, and the environment. Shareholders have asked corporations in environmentally risky industries to adopt a policy requiring each major facility to conduct an annual review of pollution-prevention measures. Shareholders have also asked companies to adopt and report upon plans for the virtual elimination from their operations of certain pollutants that cause severe environmental harm. Others have asked corporations to increase the use of recycled materials in their production processes and/or to implement a strategy encouraging consumers to recycle company products. In addition, shareholders are increasingly asking companies to commit to taking responsibility for the environmental impact of their products during their entire life cycles and to report on the initiatives they use to achieve this objective. We will SUPPORT these resolutions.

RENEWABLE FUELS AND ENERGY EFFICIENCY

Burning coal and oil contributes to global climate change, acid rain, deteriorating air quality, and related public health and environmental problems. In addition, the use of nonrenewable fuels such as oil and coal is, by definition, an unsustainable business practice. Corporations can significantly reduce their negative impact on the environment by implementing more energy-efficient manufacturing processes and marketing more energy-efficient products. They may also do so through creating products and manufacturing processes that utilize renewable energy sources, several of which are currently cost-competitive. In addition, energy companies can help by increasing their investments in the development of renewable energy sources.

We will SUPPORT resolutions asking corporations to develop products and operations that are more energy-efficient and/or that rely on renewable fuel sources. We will also SUPPORT resolutions asking energy companies to increase their investments in the development of renewable energy sources.

REVIEW POLICY ON SALE OF PRODUCTS CONTAINING OLD-GROWTH TIMBER

Old-growth forests are disappearing rapidly around the world. They represent critically important ecological assets that must be preserved for future generations. Companies selling products containing wood from old-growth forests are contributing to the destruction of these forests. Shareholders have asked retail firms to review their policies on the sale of products containing wood from old-growth forests. We will SUPPORT these resolutions.

RISKS LINKED TO WATER USE

There is a need for long-term corporate water use strategies. Corporations are exposed to the following risks linked to water use:

     o  Increasing water costs;
     o  Increasing competition for water supplies;
     o  Conflicts with local communities over water rights; and
     o Risk of disruption of water supplies and its impact on business operations.

In particular, social investors are concerned with companies involved in the bottled-water industry. These companies risk the potential of being involved in water rights disputes with local communities. We will SUPPORT resolutions requesting companies to report on the business risks associated with water use and its impact on the corporation's supply chain, and steps taken to mitigate the impact on water supplies of communities near company operations.

USE OF PARABENS IN BEAUTY PRODUCTS

Parabens, used as preservatives in beauty products, have been identified as estrogenic chemicals. Estrogenic chemicals are those that mimic the action of estrogen, a hormone that has been shown to control the growth of breast cells. In addition, it has also been shown that exposure to external estrogens, those not naturally produced by the body, increase the risk of breast cancer. The National Research Council has determined that certain synthetic chemicals that mimic the function of estrogen are associated with adverse effects on the reproductive health of wildlife and other animals. There is substantial scientific evidence to suggest that increased exposure to substances that behave like estrogen in the body may elevate an individual's risk of developing cancer. We will SUPPORT resolutions asking companies to report on the feasibility of removing, or substituting with safer alternatives, all parabens used in their products.

HUMAN RIGHTS

AFFORDABLE HIV/AIDS, TUBERCULOSIS, MALARIA, AND OTHER DRUGS FOR DEVELOPING COUNTRIES

As of December 2000, approximately 90% of the 36.1 million people living with HIV/AIDS resided in developing countries. Tuberculosis (TB), a disease that is frequently a complication of AIDS, claims approximately 2 million lives annually and is the world's leading infectious killer. Malaria similarly claims approximately 1.1 million lives.

Shareholders have called on pharmaceutical companies in industrialized nations to develop and implement a policy to provide HIV/AIDS, TB, malaria, and other drug treatments in ways that the majority of people affected by these diseases in developing countries can afford. These resolutions are intended to help provide relief to developing countries that are gravely suffering from these epidemics and to protect the intellectual property of their companies' products in order to ensure their long-term profitability. We will SUPPORT these resolutions.

AIDS -- IMPACT OF AIDS ON OPERATIONS

The World Health Organization (WHO) reported that sub-Saharan Africa has one of the highest rates of AIDS and one of the lowest percentages of infected populations receiving treatment. UNAIDS, the Joint United Nations Programme on HIV/AIDS, stated that in order to achieve sustainable development in these regions, both the government and the private sector need to address the local AIDS epidemic. The private sector can do so through the provision of comprehensive workplace health coverage, counseling, testing, and treatment programs. We will SUPPORT resolutions that call for corporate reports on the impact of AIDS on operations in sub-Saharan Africa.

BURMA

The Burmese military dictatorship has been accused of serious, ongoing human rights violations. Since Burma's economy is almost entirely government-controlled, corporations operating there inevitably provide financial support to the military regime. Shareholder resolutions relating to Burma include:

     o  Requests for comprehensive reports on corporate operations in Burma;
     o Requests for reports on the costs -- both tangible and intangible -- to companies attributable to their being boycotted for doing business in Burma; and
     o  Demands that companies terminate all operations in Burma.

We will SUPPORT these resolutions.

CHINA -- HUMAN RIGHTS CRITERIA

Resolutions introduced in Congress have called for U.S. corporations with operations in the People's Republic of China to follow certain principles in doing business there. These principles commit companies to, among other things, promote freedom of expression and freedom of association among employees, to use production methods that do not risk harm to the environment, and to prohibit the presence of the Chinese military on the premises. We will SUPPORT resolutions asking companies to adopt these principles.

Shareholders have submitted resolutions asking companies in certain key industries, such as nuclear power, not to begin new operations in China until the country improves its human rights record. They have also submitted resolutions asking financial services companies transacting business in China to report on the impact such transactions have on human rights and the environment. We will SUPPORT these resolutions.

CHINA -- PRISON LABOR

The widespread belief that the government of China uses forced labor from its prison system to produce goods for export to the U.S. and elsewhere has spawned a number of general resolutions on where and how companies do business overseas (see above). Some shareholders, however, have asked for specific reports on business operations in China. We will SUPPORT these resolutions.

CHOOSING WHERE AND HOW TO DO BUSINESS

Companies choose where they will do business, where they will operate their factories, where they will subcontract their work or buy finished goods, and where they will extract natural resources. Shareholders have asked companies to develop guidelines for these choices that include consideration of a regime's human rights record. We will SUPPORT these resolutions.

GLOBAL COMPANIES -- STANDARDS OF CONDUCT

Global manufacturing, resource extraction, financial services, and other companies face complex issues arising from the diverse cultures and political and economic contexts in which they operate. Shareholders have asked companies to develop, adopt, and continually improve codes of conduct to guide company policies, programs, and operations, both within and outside their cultures of origin, and to publicly report these policies. Shareholders believe these codes should include policies designed to ensure the protection of the environment and human rights, the payment of just wages, the maintenance of safe working conditions, the avoidance of child and forced labor, and freedom of association. Shareholders often ask companies to adhere to policies that conform with the International Labor Organization's Core Conventions and the United Nations Universal Declaration on Human Rights. We will SUPPORT these resolutions.

GLOBAL COMPANIES -- STANDARDS FOR VENDORS

The outcry against the use of offshore sweatshops by U.S. retailers has many origins. Underlying those protests, however, is a common assumption: U.S. corporations have the power to alter the conditions under which their vendors operate. Shareholders have asked companies for reports describing their vendor standards, focusing especially on the workers' right to organize, working conditions, and worker compensation. They have also asked for (1) companies to use external, independent monitoring programs to ensure that their vendors comply with their vendor standards; and (2) reports on companies' efforts to assure that they are not doing business with contractors that use forced labor, child labor, or otherwise have abusive working conditions. We will SUPPORT these resolutions.

GLOBAL COMPANIES -- SUSTAINABILITY REPORTS

Concerned investors increasingly believe that the long-term financial health of a corporation is tied to the economic sustainability of its workers and the communities in which they operate, source, and sell their products. Consequently, these investors have sought to analyze corporate financial, social, and environmental performance, and have asked corporations to prepare sustainability reports detailing their firms' records in these areas. We will SUPPORT resolutions requesting these reports.

INDONESIA

Persistent reports indicate that textile and footwear factories in Indonesia subject their workers to exploitive techniques. Workers' protests have ended in the face of military force, and union members and organizers have been fired for their troubles. Shareholders have asked that companies adopt standards to guide their vendors' operations in Indonesia and use independent monitors to protect their vendors' workers. We will SUPPORT such resolutions.

INFANT FORMULA

Nutrition researchers have learned that substitution of infant formula for breast milk increases health risks to children. Shareholders have asked companies that produce infant formula to endorse the WHO/UNICEF Code of Marketing for Breast-Milk Substitutes. We will SUPPORT these resolutions.

INTERNATIONAL FINANCIAL STABILIZATION

Instability in international financial markets can lead to crises that fall heavily upon the developing consumer markets through the loss of jobs and higher prices for essential goods. An unstable market can also threaten the long-term profitability of corporations through their exposure to these markets and through the loss of markets. Corporations, particularly financial institutions, can play an important role in promoting international financial stability. Shareholders have asked corporations to restrain their short-term lending and their exposure of other financial instruments to emerging market countries, highly leveraged institutions, and poorly regulated banking centers, and to promote and support similar regulatory measures proposed by coordinating bodies like the IMF. We will SUPPORT these resolutions.

INTERNATIONAL LENDING AND ECONOMIC DEVELOPMENT

Programs enforced by the IMF and World Bank are supposed to help developing countries repay loans, but considerable evidence indicates their effects include:

     o  Encouraging capital flight from less economically developed countries;
     o  Eroding human and natural resources;
     o  Encouraging the inefficient use of capital;
     o  Decreasing spending for health, education, and housing; and
     o  Undermining a country's long-term capacity to repay its debts.

To help remedy these matters, shareholders have asked financial services companies to develop criteria for the evaluation, support, and use of intermediaries capable of promoting appropriate development in emerging economies. Others have asked for the disclosure of the criteria used in extending loans to developing countries so as to avoid adding to their $1.3 trillion debt to industrialized countries. Shareholders have also asked companies to cancel debts owed to them by developing countries, particularly those designated as Heavily Indebted Poor Countries by the World Bank and the IMF. Still others have asked for information on structural adjustment programs. We will SUPPORT these resolutions.

JUSTICE FOR INDIGENOUS PEOPLES

Shareholders have asked natural resource extraction companies to report on their operations on indigenous lands and to address the impact and implications of their activities on both the land and the people. Shareholders have also asked these companies to cease operations on indigenous lands that have an adverse environmental, socioeconomic, or human rights impact on the local population. We will SUPPORT these resolutions.

MEXICO -- MAQUILADORAS

Maquiladoras are facilities operated by U.S. companies just south of the U.S.-Mexico border. There, Mexican workers-- paid a fraction of what U.S. workers would require to subsist-- assemble parts made in the U.S. and ship the finished goods north. Shareholders may ask management to:

     o Initiate a review of its maquiladora operations, addressing issues such as environmental health and safety, or fair employment and wage practices, as well as standards of living and community impact; and
     o Prepare a report with recommendations for changes in light of the findings

We will SUPPORT these resolutions.

MONEY LAUNDERING

In order to prevent money laundering, shareholders have asked financial institutions not to engage in financial transactions, including no correspondent or payable-through accounts, for any financial institution that is not willing to provide the identity and address of the participants in transactions or relationships or the identity of the beneficial ownership of funds. We will SUPPORT these resolutions.

NIGERIA, CHAD, AND CAMEROON

Corruption and instability have historically plagued the governments of Nigeria, Chad, and Cameroon. Human rights groups have denounced these countries' human rights records. Shareholders have asked companies with operations in these states to report on their businesses there and their relationships with the government, or to develop guidelines for their operations in that country. We will SUPPORT these resolutions.

NORTHERN IRELAND -- MACBRIDE PRINCIPLES

The International Commission of Jurists has cited employment discrimination as one of the major causes of conflict in Northern Ireland. Shareholders have asked companies to make all lawful efforts to implement and/or increase activity on each of the nine MacBride Principles (equal employment opportunity principles). We will SUPPORT these resolutions.

QUESTIONABLE OVERSEAS PAYMENTS

U.S. corporations can provide valuable goods and services to developing countries that help them attain a higher standard of living. At the same time, corporations doing business in these countries must be certain they are not violating provisions of the Foreign Corrupt Practices Act that prohibit the accepting of bribes and other questionable payments. Shareholders have asked companies to audit their foreign contracts to assure that no violations of the Foreign Corrupt Practices Act are occurring. We will SUPPORT these resolutions.

SOUTH AFRICA

We immediately answered Nelson Mandela's October 1993 call to reinvest in South Africa by removing our prohibitions on investments in companies with operations there. However, pressure on American corporations with any business, even indirect, in South Africa remains an effective tool for human rights advocates. U.S. shareholders have advocated responsible investment in the country and have asked companies to commit themselves to uphold the South African Council of Churches Code of Conduct for corporations doing business there. We will SUPPORT these resolutions.

TIBET

Since 1950, China has occupied Tibet. Human rights activists have protested China's policies and practices in that country. From within Tibet there has been substantial opposition to Chinese rule. Shareholders have asked corporations to review plans for operating in Tibet in light of their policies on human rights. We will SUPPORT these resolutions.

MILITARISM AND VIOLENCE

COMMITMENT TO PEACE AND TO PLANNING FOR PEACETIME PRODUCTION

With the end of the Cold War, defense contractors should turn their attention to nonmilitary markets and to converting military technology to civilian uses. Shareholders have asked for reports on military sales, conversion of military production to civilian purposes, and diversification plans to civilian production. We will SUPPORT these resolutions.

HANDGUN SALES

Violence in the U.S. has increasingly become a major concern. Tens of thousands of Americans die annually due to gunfire, including many children. Restricting easy access to guns is one way of reducing the possibility of gun violence. We will SUPPORT resolutions that ask certain mainstream retail companies to stop selling handguns and related ammunition, and to return all handgun inventories and related ammunition to their manufacturers.

VIOLENCE ON TELEVISION

Children's television programming recently set an all-time record of 32 violent acts per hour. By the time children finish elementary school, on average they have watched 8,000 murders and 100,000 acts of violence. Shareholders have asked media companies and program sponsors for reports on standards for television program production and mechanisms for monitoring violent programming. We will support these resolutions.

WORKPLACE VIOLENCE

According to the Bureau of Labor Statistics Census of Fatal Occupational Injuries, 15% of fatal work injuries were caused by homicide in 1999. The Bureau also reported that violent acts were the second leading cause of workplace fatalities among female workers in 1999, accounting for 33% of such fatalities. In keeping with the recommendations of the U.S. Occupational Safety and Health Administration, shareholders have asked corporations to develop violence prevention programs in the workplace. We will SUPPORT these resolutions.

TOBACCO

INSURANCE AND HEALTHCARE COMPANIES INVESTING IN TOBACCO

Shareholders have asked insurance and healthcare company boards to report on the appropriateness of investments in the tobacco industry. They have also asked for reports on the impact of smoking on benefit payments for death, disease, and property loss. Shareholders have also asked insurance companies and healthcare providers not to invest in the stocks of tobacco companies. We will SUPPORT these resolutions.

LIMITATION ON TOBACCO SALES TO MINORS AND OTHERS

In the United Kingdom, social investors with a tobacco screen eliminate supermarket chains because they sell cigarettes. U.S. investors have focused on tobacco product manufacturers, not retailers. (Domini Social Investments will not invest in corporations that derive more than 15% of their revenues from the sale of tobacco products.) However, U.S. shareholders have submitted resolutions asking management of grocery chains, convenience stores, service stations, and pharmacies to implement programs to ensure that they do not sell tobacco products to minors, to restrict the promotion and marketing of tobacco products both in the U.S. and abroad, and/or to stop selling them altogether. In addition, shareholders have asked tobacco companies (which the Domini 400 Social IndexSM does not include) to limit sales of tobacco products to youth in developing countries and to tie executive compensation to the company's success in achieving federally mandated decreases in teen smoking. Shareholders have also asked tobacco companies to adopt a policy of alerting pregnant women to the dangers of smoking. We will SUPPORT these resolutions.

SALES OF NON-TOBACCO PRODUCTS TO TOBACCO INDUSTRY

Shareholders have asked companies making significant sales of non-tobacco products to the tobacco industry to study the effects of ending these transactions or to stop immediately. Shareholders have also asked companies to study the health impact of certain products sold to the tobacco industry that become part of tobacco products. We will SUPPORT these resolutions.

SMOKE-FREE RESTAURANTS

Exposure to secondhand smoke from cigarettes can be harmful to the health of nonsmokers. An increasing number of restaurants are banning smoking on their premises. Shareholders have asked restaurant companies to adopt a smoke-free policy. We will SUPPORT these resolutions.

TOBACCO ADVERTISING

Tobacco is among the most heavily advertised products in the U.S. Shareholders have asked media companies that profit from cigarette advertising to:

     o Develop policies and practices that would ensure that cigarette advertising is not manipulative or misleading;
     o Voluntarily adopt the 1996 Food and Drug Administration regulations pertaining to tobacco advertising;
     o  Assure that tobacco ads are not youth-friendly;
     o  Assess the financial impact of refusing to run tobacco ads; and
     o Develop counter-tobacco ad campaigns funded from the revenues they receive from tobacco advertising.

Shareholders have also asked media firms to review and report on the ways in which smoking is portrayed in films and television programming. We will SUPPORT these resolutions.

TOBACCO SMOKE IN THE ENVIRONMENT

The hazards of tobacco smoke in the environment -- particularly indoors -- are well documented. Shareholders have requested that a company refrain from efforts to undermine legislation geared toward restricting smoking in public places. Shareholders have also asked restaurant and airline companies to adopt smoke-free policies and they have requested that new fast-food franchises' facilities be smoke-free. We will SUPPORT these resolutions.

II.  DOMINI SOCIAL INVESTMENTS' PROXY VOTING PROCEDURES

These Procedures are designed to ensure that all proxies for which Domini Social Investments LLC ("Domini") has voting authority are cast in the best interests of our clients and Domini Funds' shareholders, to whom we owe a fiduciary duty.

Domini has contractually delegated the implementation of its voting policies to two unaffiliated third parties -- KLD Research & Analytics, Inc. ("KLD") and

Social Investment Research Services ("SIRS"), a division of Institutional Shareholder Services, as described below. Domini retains oversight of the proxy voting function through an internal Proxy Voting Committee, chaired by Domini's General Counsel. Domini retains ultimate authority to set voting policies and to vote the proxies of the Domini Funds.

Proxy Voting Committee

Primary responsibility for the proxy voting function at Domini rests with Domini's General Counsel ("GC"). An internal Proxy Voting Committee, chaired by the GC, has been established to exercise oversight of the proxy voting function. The Committee meets on an as-needed basis as issues arise, but at least quarterly. The Committee operates through a consensus decision-making process. The Committee's primary responsibilities include the following:

     1. Developing the Proxy Voting Guidelines: These Guidelines, which set voting policies for all securities for which Domini has authority to vote, are updated on an annual basis (generally before the start of the proxy season in the Spring), and from time to time as necessary, to reflect new issues raised by shareholder activists, regulatory changes and other developments.1 The Committee is also responsible for developing procedures and additional policies, where necessary, to ensure effective implementation of the Guidelines.

     2. Evaluation of vendors: To ensure that proxies are being voted in a timely fashion, and in accordance with the Guidelines, the Committee will receive and review reports from KLD and SIRS on an annual, and an as-needed basis.

     3. Identify and address conflicts of interest where they arise (See "Conflicts of Interest" below)

     4. Determine how to vote in certain circumstances: Where the Guidelines are silent on an issue, where there are unique circumstances that require further examination, or where the Guidelines require a "case-by-case" analysis and KLD does not have sufficient guidance to resolve the issue, the Committee will meet to determine how to vote.

          In making these voting determinations, the Committee may draw upon a variety of materials including, for example, SIRS analyses, newspaper reports, academic studies, non-governmental organizations with expertise in the particular issue being voted on, affected stakeholders, and corporate SEC filings, including management's position on the issue in question.

     5. Reporting to Clients (where client is a fund, to the Domini Funds Board of Trustees): The Committee is responsible for ensuring that the following reporting duties are performed: (a) Annual preparation and filing of Form N-PX, containing an annual record of all votes cast for each mutual fund client. The Form will be posted to Domini's website and on the SEC's website at www.sec.gov; (b) Domini's web page containing an ongoing record of all votes cast for the Domini Funds each year; (c) Responding to client requests for proxy voting information; (d) Annual review and update of proxy voting information in Form ADV, Part II, the Statement of Additional Information for the Domini Funds and the Funds' shareholder reports; (e) Where there have been material changes to the Policies or Procedures, the Committee will ensure that these changes are posted to the Domini website, and communicated to clients; (f) Ensuring that all new clients receive a

-------------------
1 Domini applies one set of voting guidelines to all of its current clients. We are willing to work with reasonable special instructions from clients, subject to resource limitations and overall consistency with our investment approach.

          copy of the most recent Form ADV, containing a concise summary of Domini's proxy voting policies and procedures.

     6. Recordkeeping: The Committee will keep the following records: (a) the Procedures and Policies, as amended from time to time; (b) proxy statements received regarding client securities (via hard copies held by SIRS or electronic filings from the SEC's EDGAR filing system);
          (c) records of votes cast on behalf of Domini clients (in conjunction with SIRS); (d) records of a client's written request for information on how Domini voted proxies for the client, and any written response to an oral or written client request for such information; (e) any documents prepared or reviewed by Domini that were material to making a decision how to vote, or that memorialized the basis for that decision. These records will be maintained in an easily accessible location for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of Domini Social Investments.

KLD Research & Analytics, Inc. ("KLD")

Domini has delegated day-to-day responsibility for the implementation of its Guidelines to its social research provider, KLD. KLD owns and maintains the Domini 400 Social IndexSM, the Index upon which the Domini Social Equity Fund(R) is based. KLD is responsible for reviewing SIRS voting recommendations for each proposal before the vote is cast. KLD has authority to override SIRS recommendation if it believes that the recommendation violates Domini's Guidelines.

Where issues arise that are not explicitly addressed by the Guidelines, KLD has discretion to determine positions that it believes are in the spirit of the Guidelines and the social screening policies applied to the Domini Funds. In some cases, KLD will seek guidance from Domini. In certain special circumstances, KLD has been instructed by Domini to defer the decision to Domini for review by the Proxy Voting Committee.

KLD assists in the development of Domini's Guidelines and works with SIRS on their implementation.

In an effort to enhance the influence of Domini's proxy voting, KLD sends letters on behalf of the Domini Funds to corporations whenever it votes against a board slate due to a lack of diversity and whenever it votes in support of a shareholder resolution to abolish a staggered board structure.

Social Investment Research Service (a division of Institutional Shareholder Services) ("SIRS")

SIRS, and the clients' custodian, monitors corporate events, makes voting recommendations to KLD based on Domini's Guidelines, and casts the votes for Domini's clients subject to KLD's approval. SIRS is also responsible for maintaining complete records of all votes cast, including hard copies of all proxies received, preparing voting reports for Domini, and maintaining Domini's web page containing an ongoing record of all votes cast for the Domini Social Index Portfolio each year. On occasion, SIRS provides consulting services to Domini on the development of proxy voting policies.

Conflicts of Interest

Although Domini Social Investments does not currently manage any pension plans, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services, there are occasions where potential conflicts of interest do arise. For example, potential conflicts of interest may present themselves where:

     o A Domini fund is included in the 401(k) plan of a client holding, or Domini may be actively seeking to have one of its funds included in the 401(k) plan of a client holding;
     o A significant vendor, business partner, client or Fund shareholder may have a vested interest in the outcome of a proxy vote; or
     o A Domini executive or an individual involved in the proxy voting function may have a personal or business relationship with the proponent of a shareholder proposal or an issuer, or may otherwise have a vested interest in the outcome of a proxy vote.

Our proxy voting policies and procedures are designed to ensure that all proxies are voted in the best interests of all of our clients and Fund shareholders by isolating the proxy voting function from any potential conflicts of interest. For example:

     o The majority of our Guidelines are pre-determined, meaning that they outline an issue and specify a specific vote. With few exceptions, these policies are applied as drafted.
     o Our policies are implemented by unaffiliated third parties that are generally not privy to the business or personal relationships that may present a conflict of interest.

In most instances, therefore, votes are cast according to pre-determined policies, and potential conflicts of interest cannot influence the outcome of our voting decisions. There are, however, several voting guidelines that require a case-by-case determination, and other instances where we may vary from our pre-determined policies where we believe it is in our clients and Fund shareholders' best interests to do so.

Where a proxy voting decision is decided in-house by Domini's Proxy Voting Committee, the following procedures have been adopted to ensure that conflicts of interest are identified and appropriately addressed:

     1. Before each meeting of the Committee, each participant identifies any conflicts of interest he/she is aware of, including any contacts from outside parties or other members of Domini's staff or management team regarding the proxy issue in question.

     2. If conflicts are identified, and they are of a personal nature, that individual will be asked to remove him/herself from the decision-making process.

     3. Domini is a relatively small firm, and it is not possible to completely insulate the members of the Committee from all potential conflicts of interest relating to Domini's business. If the conflicts are related to Domini's business, therefore, the Committee will:

          a) Where practical, present the conflict to the client and seek guidance or consent to vote the proxy (where the client is a mutual fund, the Committee will seek guidance from the Domini Funds' independent trustees).2

          b) Where Domini is unable to pursue (a), above, or at the direction of the client, the Committee will delegate the decision to KLD,


----------------------
2 In some cases, disclosure of the specific nature of the conflict may not be possible because disclosure is prohibited by Domini's privacy policy (where, for example, the conflict concerns a client or Fund shareholder) or may not otherwise be in the best interests of a Domini client, disclosure may violate other confidentiality obligations of the firm, or the information to be disclosed may be proprietary and place Domini at a competitive disadvantage. In such cases, we will discuss the situation with the client and seek guidance.

               who will work with SIRS to cast the vote. Domini will take all necessary steps to insulate KLD and SIRS from knowledge of the specific nature of the conflict so as not to influence the voting decision.

          c) The Committee will keep records of how the conflict was identified and what resolution was reached. These records will be available for review at the client's request.

III.     HOW TO OBTAIN DOMINI'S PROXY VOTING RECORD

Please visit www.domini.com/shareholder-advocacy/Proxy-Voting/index.htm to obtain, free of charge:

     o All proxy votes cast for the Domini Funds this year, in an easily sortable database (we attempt to post our votes two weeks prior to each annual meeting, although this is not always possible)

     o After August 31, 2004, an annual record of all votes cast for the Domini Funds will be available at Domini's website, and on the Securities and Exchange Commission's website at www.sec.gov.

Domini's Proxy Voting Policies and Procedures are subject to change without notice. They will be reviewed and updated where necessary, on at least an annual basis and will be posted to Domini's website at www.domini.com/shareholder-advocacy/Proxy-Voting/index.htm.

                                    PART C

Item 23.  Exhibits

(8)       a     Second Amended and Restated Declaration of Trust of the Registrant.
(8)       b     Amended and Restated By-Laws of the Registrant.
(7)       d(1)  Management Agreement between the Registrant and Domini Social
                Investments LLC ("Domini") with respect to Domini Social Bond Fund.
(7)       d(2)  Submanagement Agreement between Domini and ShoreBank with respect to
                Domini Social Bond Fund.
          e(1)  Form of Amended and Restated Distribution Agreement with respect to
                Investor Shares between the Registrant and DSIL Investment Services LLC
                ("DSILD"), as distributor.
          e(2)  Form of Distribution Agreement with respect to Class R Shares between the
                Registrant and DSILD, as distributor.
(3)       g(1)  Custodian Agreement between the Registrant and Investors Bank & Trust
                Company, as custodian.
(7)       g(2)  Letter Agreement adding Domini Social Bond Fund to the Custodian
                Agreement between the Registrant and Investors Bank & Trust Company, as
                custodian.
          g(3)  Amendment to the Custodian Agreement between the Registrant and
                Investors Bank & Trust Company, as custodian.
(4)       h(1)  Transfer Agency Agreement between the Registrant and PFPC Inc. ("PFPC").
(1)       h(2)  Sponsorship Agreement between the Registrant and Domini, as sponsor.
(7)       h(3)  Letter Agreement adding Domini Social Bond Fund to the Transfer Agency
                Agreement between the Registrant and PFPC.
          h(4)  Form of Expense Limitation Agreement with respect to the Domini Social
                Equity Fund.
          h(5)  Form of Expense Limitation Agreement with respect to the Domini Social
                Bond Fund.
(7)       h(6)  Administration Agreement between the Registrant and Domini.
(2)(5)    i     Opinion and consent of counsel.
          m     Form of Amended and Restated Distribution Plan of the Registrant with respect to Investor Shares.
          n     Form of Multiple Class Plan of the Registrant.
(6)       p(1)  Code of Ethics of the Registrant, Domini Social Index Portfolio, and
                Domini Institutional Trust.
          p(2)  Code of Ethics of Domini and DSILD.
(8)       p(3)  Code of Ethics of SSgA Funds Management, Inc.
(8)       p(4)  Code of Ethics of ShoreBank.
(2)(3)    q     Powers of Attorney.

------------------------

(1)       Incorporated by reference from Post-Effective Amendment No. 11 to the
          Registrant's Registration Statement as filed with the SEC on November 25, 1997.
(2)       Incorporated by reference from Post-Effective Amendment No. 13 to the
          Registrant's Registration Statement as filed with the SEC on September 29, 1999.
(3)       Incorporated by reference from Post-Effective Amendment No. 14 to the
          Registrant's Registration Statement as filed with the SEC on November 23, 1999.
(4)       Incorporated by reference from Post-Effective Amendment No. 15 to the
          Registrant's Registration Statement as filed with the SEC on November 30, 1999.
(5)       Incorporated by reference from Post-Effective Amendment No. 16 to the
          Registrant's Registration Statement as filed with the SEC on January 13, 2000.


(6)       Incorporated by reference from Post-Effective Amendment No. 17 to the
          Registrant's Registration Statement as filed with the SEC on March 31, 2000.
(7)       Incorporated by reference from Post-Effective Amendment No. 19 to the
          Registrant's Registration Statement as filed with the SEC on November 28, 2000.
(8)       Incorporated by reference from Post-Effective Amendment No. 20 to the
          Registrant's Registration Statement as filed with the SEC on September 28, 2001.

Item 24.  Persons Controlled by or under Common Control with Registrant

          Not applicable.

Item 25.  Indemnification

          Reference is hereby made to (a) Article V of the Registrant's Second Amended and Restated Declaration of Trust, incorporated herein by reference; and (b) Section 4 of the Distribution Agreements by and between the Registrant and DSIL Investment Services LLC, filed as exhibits hereto.

          The trustees and the officers of the Registrant and the personnel of the Registrant's administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Item 26.  Business and Other Connections of Investment Adviser

          Domini Social Investments LLC ("Domini") is a Massachusetts limited liability company with offices at 536 Broadway, 7th Floor, New York, New York 10012, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The members of Domini are James E. Brooks; Amy L. Domini; Steven D. Lydenberg; Committed Capital, LLC; and Domini Holdings LLC. The officers of Domini are Amy L. Domini and Carole M. Laible.

                           Other Business, Profession, Vocation,             Principal
         Name                   or Employment During the                  Business Address
                                 Past Two Fiscal Years

James E. Brooks            President, Equity Resources Group,          Four Arlington Street
                           Inc.(real estate investment)                    Cambridge, MA 02140

Amy L. Domini              Private Trustee, Loring, Wolcott &            230 Congress Street
                           Coolidge (fiduciary)                           Boston, MA 02110

                           Manager, DSIL Investment Services           536 Broadway, 7th Floor
                           LLC (broker-dealer)                               New York, NY 10012

Carole M. Laible           President, CEO, Chief Compliance            536 Broadway, 7th Floor
                           Officer, Chief Financial Officer,             New York, NY 10012
                           Secretary, and Treasurer, DSIL
                           Investment Services LLC (broker-
                           dealer)

Steven D. Lydenberg        Director, KLD Research & Analytics,         536 Broadway, 7th Floor
                           Inc. (social research provider) (until        New York, NY 10012
                           2003)



Committed Capital, LLC     N/A                                               8 Oak Drive
                                                                          Sherman, CT 06784

Domini Holdings LLC        N/A                                         536 Broadway, 7th Floor
                                                                         New York, NY 10012


          SSgA Funds Management, Inc. ("SSgA") is a wholly owned subsidiary of State Street Corporation, with its main offices at State Street Financial Center, One Lincoln Street, Boston, MA 02111. SSgA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The directors and officers of SSgA are:

  Name and Capacity          Other Business, Profession, Vocation,                Principal
     with SSgA                     or Employment During the                  Business Address
                                    Past Two Fiscal Years

Agustin Fleites              Senior Principal, State Street Global       State Street Financial Center
President & Director         Advisors, a division of State Street             One Lincoln Street
                             Bank and Trust Company; Senior                    Boston, MA 02111
                             Principal, State Street Global
                             Markets, LLC, Boston, MA

Thomas P. Kelly              Principal and Comptroller, State            State Street Financial Center
Treasurer                    Street Global Advisors, a division of            One Lincoln Street
                             State Street Bank and Trust                       Boston, MA 02111
                             Company

Mark J. Duggan               Principal and Associate Counsel,            State Street Financial Center
Chief Legal Officer          State Street Global Advisors, a                  One Lincoln Street
                             division of State Street Bank and                 Boston, MA 02111
                             Trust Company

Peter A. Ambrosini           Senior Principal and Chief                  State Street Financial Center
Chief Compliance Officer     Compliance and Risk Management                   One Lincoln Street
                             Officer, State Street Global Advisors,            Boston, MA 02111
                             a division of State Street Bank and
                             Trust Company; from 9/85 to 2/01,
                             Managing Director,
                             PriceWaterhouseCoopers LLC
                             Regulatory Consulting Group, Boston,
                             MA

Timothy Harbert              Executive Vice President, State Street      State Street Financial Center
Director                     Bank and Trust Company; Chairman             One Lincoln Street
                             and Chief Executive Officer, State              Boston, MA 02111
                             Street Global Advisors, a division of
                             State Street Bank and Trust
                             Company

Mitchell H. Shames           Senior Principal and Chief Counsel,         State Street Financial Center
Director                     State Street Global Advisors, a                  One Lincoln Street
                             division of State Street Bank and            Boston, MA 02111
                             Trust Company

          ShoreBank is a wholly owned subsidiary of ShoreBank Corporation, with its main offices at 7054 S. Jeffery Boulevard, Chicago, IL 60649. The Investment Advisory Department of ShoreBank is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The officers of

The Investment Advisory Department of ShoreBank are:

  Name and Capacity          Other Business, Profession, Vocation,        Principal
   with ShoreBank                or Employment During the              Business Address
                                  Past Two Fiscal Years

David J. Oser                Corporate Secretary, ShoreBank        7054 S. Jeffery Boulevard
Senior Vice President,       Corporation                              Chicago, IL 60649
Investments, and
Corporate Secretary

Daniel J. Hollowed                          N/A                    7054 S. Jeffery Boulevard
Senior Vice President and                                             Chicago, IL 60649
Chief Financial Officer

Item 27.  Principal Underwriters

          (a) DSIL Investment Services LLC is the distributor for the Registrant. DSIL Investment Services LLC serves as the distributor or the placement agent for the following other registered investment companies: Domini Institutional Social Equity Fund and Domini Social Index Portfolio.
          (b) The information required by this Item 27 with respect to each manager or officer of DSIL Investment Services LLC is incorporated herein by reference from Schedule A of Form BD (File No. 008-44763) as filed by DSIL Investment Services LLC pursuant to the Securities Exchange Act of 1934, as amended.
          (c)   Not applicable.

Item 28.  Location of Accounts and Records

          The accounts and records of the Registrant are located, in whole or in part, at the offices of the Registrant and at the following locations:

Name:                                    Address:

Domini Social Investments LLC            536 Broadway, 7th Floor
(manager)                                New York, NY 10012

SSgA Funds Management, Inc.              State Street Financial Center
(submanager)                             One Lincoln Street
                                         Boston, MA 02111

ShoreBank                                7054 S. Jeffery Boulevard
(submanager)                             Chicago, IL 60649

DSIL Investment Services LLC             536 Broadway, 7th Floor
(distributor)                            New York, NY 10012

Investors Bank & Trust Company           200 Clarendon Street
(custodian)                              Boston, MA 02116

PFPC Inc.                                4400 Computer Drive
(transfer agent)                         Westborough, MA 01581

Item 29.  Management Services

          Not applicable.

Item 30.  Undertakings

          Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on the 29th day of September, 2003.

                                    DOMINI SOCIAL INVESTMENT TRUST
                                    By:
                                    /s/ Amy L. Domini
                                    -------------------------------------
                                    Amy L. Domini
                                    President

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below on September 29, 2003.

                Signature                                Title
/s/ Amy L. Domini                   President (Principal Executive Officer) and
--------------------------          Trustee of Domini Social Investment Trust
Amy L. Domini

/s/ Carole M. Laible                Treasurer (Principal Accounting and
--------------------------          Financial Officer) of Domini Social
Carole M. Laible                    Investment Trust

Julia Elizabeth Harris*             Trustee of Domini Social Investment Trust
--------------------------
Julia Elizabeth Harris

Kirsten S. Moy*                     Trustee of Domini Social Investment Trust
--------------------------
Kirsten S. Moy

William C. Osborn*                  Trustee of Domini Social Investment Trust
--------------------------
William C. Osborn

Karen Paul*                         Trustee of Domini Social Investment Trust
--------------------------
Karen Paul

Gregory A. Ratliff*                 Trustee of Domini Social Investment Trust
--------------------------
Gregory A. Ratliff

Frederick C. Williamson, Sr.*       Trustee of Domini Social Investment Trust
--------------------------
Frederick C. Williamson, Sr.

*By:
/s/ Amy L. Domini
--------------------------
Amy L. Domini
Executed by Amy L. Domini on
behalf of those indicated
pursuant to Powers of Attorney.

                                   SIGNATURES

          Domini Social Index Portfolio has duly caused this Registration Statement on Form N-1A (File No. 33-29180) of Domini Social Investment Trust to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on the 29th day of September, 2003.

                                    DOMINI SOCIAL INDEX PORTFOLIO
                                    By:
                                    /s/ Amy L. Domini
                                    -------------------------------------
                                    Amy L. Domini
                                    President

          This Registration Statement on Form N-1A of Domini Social Investment Trust has been signed below by the following persons in the capacities indicated below on September 29, 2003.

                Signature                                Title
/s/ Amy L. Domini                   President (Principal Executive Officer) and
--------------------------          Trustee of Domini Social Index Portfolio
Amy L. Domini

/s/ Carole M. Laible                Treasurer (Principal Accounting and
--------------------------          Financial Officer) of Domini Social Index
Carole M. Laible                    Portfolio

Julia Elizabeth Harris*             Trustee of Domini Social Index Portfolio
--------------------------
Julia Elizabeth Harris

Kirsten S. Moy*                     Trustee of Domini Social Index Portfolio
--------------------------
Kirsten S. Moy

William C. Osborn*                  Trustee of Domini Social Index Portfolio
--------------------------
William C. Osborn

Karen Paul*                         Trustee of Domini Social Index Portfolio
--------------------------
Karen Paul

Gregory A. Ratliff*                 Trustee of Domini Social Index Portfolio
--------------------------
Gregory A. Ratliff

Frederick C. Williamson, Sr.*       Trustee of Domini Social Index Portfolio
--------------------------
Frederick C. Williamson, Sr.

*By:
/s/ Amy L. Domini
--------------------------
Amy L. Domini

Executed by Amy L. Domini on behalf of
those indicated pursuant to Powers of
Attorney.

                               INDEX TO EXHIBITS


        EXHIBIT NO.    DESCRIPTION OF EXHIBIT

           e(1)        Form of Amended and Restated Distribution Agreement with
                       respect to Investor Shares between the Registrant and
                       DSIL Investment Services LLC, as distributor.
           e(2)        Form of Distribution Agreement with respect to Class R
                       Shares between the Registrant and DSIL Investment
                       Services LLC, as distributor.
           g(3)        Amendment to the Custodian Agreement between the
                       Registrant and Investors Bank & Trust Company, as
                       custodian
           h(4)        Form of Expense Limitation Agreement with respect to the
                       Domini Social Equity Fund.
           h(5)        Form of Expense Limitation Agreement with respect to the
                       Domini Social Bond Fund.
             m         Form of Amended and Restated Distribution Plan of the
                       Registrant with respect to Investor Shares.
             n         Form of Multiple Class Plan of the Registrant.
           p(2)        Code of Ethics of Domini and DSILD.